UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

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☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Under § 240.14a-12

VAIL RESORTS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

This Amendment No. 1 amends and restates in its entirety the definitive proxy statement filed by Vail Resorts, Inc. (the "Company") with the Securities and Exchange Commission ("SEC") on October 30, 2026 (the "Original Definitive Proxy Statement"). The Company is also filing a revised universal WHITE proxy card, which amends and restates the universal WHITE proxy card (the "Original Definitive Proxy Card") filed with the Original Definitive Proxy Statement. The Original Definitive Proxy Statement was filed in connection with the Company's 2026 annual meeting of stockholders scheduled to be held on December 14, 2026 (the "Annual Meeting").
The Original Definitive Proxy Statement included as Proposal No. 1 the election of nine (9) directors to the Company's board of directors (the "Board") at the Annual Meeting, with shareholders having the ability to vote for director candidates across three competing slates comprised of (a) nine (9) individuals nominated by the Board, (b) four (4) individuals nominated by Oasis Management Company Ltd. ("Oasis"), and (c) Gregory Meyer, who nominated himself.
Shortly after the filing of the Original Definitive Proxy Statement, (a) Oasis notified the Company that it has withdrawn the nomination of two of its nominees - Bryce Roberts and Picabo Street - and preserved its nomination of its two remaining nominees - Robert Chapek and M. Ashton Hudson, and (b) Mr. Meyer filed with the SEC a preliminary proxy statement disclosing his intent to solicit votes to elect himself to the Board using a gold proxy card.
This Amendment No. 1 is being filed primarily for the purposes of (a) disclosing Oasis' updated slate of two (2) director nominees - Mr. Chapek and Mr. Hudson - for election at the Annual Meeting, (b) removing Mr. Roberts and Ms. Street as nominees from the Original Definitive Proxy Card, (c) referencing the gold color proxy card to be used by Mr. Meyer in his solicitation, and (d) adding recent material updates to the "Background to Solicitation" section of the Original Definitive Proxy Statement.
The Company has not mailed or otherwise disseminated the Original Definitive Proxy Statement or Original Definitive Proxy Card and intends to mail this Amendment No. 1, together with the attached revised universal WHITE proxy card, on or around the date hereof to shareholders of the Company as of the close of business on October 19, 2026, the record date for the Annual Meeting.

LETTER FROM OUR CHAIRPERSON & CEO

November 2, 2026
To My Fellow Shareholders:

Thank you for your investment in Vail Resorts. As I reflect on this past year and my first ski season back as CEO, I’m more confident than ever in what sets Vail Resorts apart: our owned and operated network of 42 incredible resorts and our over 50,000 team members. Our fully integrated model creates distinct advantages across marketing, technology, and talent that uniquely position us to differentiate the guest experience. I’m excited about what we will achieve by further harnessing the strength of this network while continuing to celebrate what makes each of our resorts unique.
Fiscal 2026 saw one of the most challenging winters in history across the western United States. Yet, despite snowfall in the Rockies being 55% below the 30-year average from early season through April, total lift revenue declined just 3.5% for the year, demonstrating the resilience of our advance commitment model. Our diverse network of integrated resorts and disciplined cost management helped to provide further stability, and our investments in talent drove record guest satisfaction scores and strong employee engagement.
At the same time, the Board and I recognize that the Company’s recent performance has not met our expectations or the full potential of our business. That’s why, since I returned as CEO, we have taken decisive action to transform our Company and position Vail Resorts for sustainable long-term value creation. We have strengthened our Company leadership, including appointing a new Chief Revenue Officer with deep consumer and growth expertise. We have revamped our marketing approach and investment, putting our resorts at the center of our storytelling and creating stronger emotional connections with guests by celebrating what makes each mountain unique. And we have introduced new pass and lift ticket products and pricing strategies designed to make our mountains more accessible and compelling to a broader range of guests.
We have already seen some early proof points of this new strategy: record guest satisfaction scores last year, increasing our market share of lift tickets, and outperforming the industry on pass sales for this upcoming season. But that is just the beginning.
As we look to the future, a key part of this work is Epic Experience—our recently launched strategy to drive the next chapter of growth for Vail Resorts by delivering a differentiated guest experience that leads the ski industry and is best in class in the travel sector. Epic Experience is focused on making every part of the mountain journey more seamless, personalized, and memorable across five strategic pillars. Within the digital experience, this means setting a higher standard for guest engagement, including by expanding the My Epic app into a personalized digital companion to support guests before, during and after their time on the mountain and offering full native commerce for our core products and services. In gear, we are reimagining the rental experience into a more personalized and hassle-free end-to-end ecosystem for current renters and gear owners with premium gear access. With lessons, we are elevating the learning experience through digitization and high-touch service, including expanded ski school digitization and Epic Ascent, our premium private lesson experience. In food and beverage, we are raising the bar on mountain dining by upgrading food quality and presentation and using technology to improve guest flow. And finally, we are continuing to invest in top talent to drive excellent guest service, empowering frontline teams through investments in people, training and technology.
Under the Board’s oversight, we have remained focused on improving performance while investing for the future. We continue to improve efficiency across the business through our Resource Efficiency Transformation plan, and expect to exceed our original target of $100 million in annual cost efficiencies by the end of fiscal year 2027. Building on that success, we have also identified an additional $30 million of efficiency opportunities through our AI-focused Technology Transformation, expected to be realized by the end of fiscal 2028. These efforts enable us to continue investing in our resorts—building on the approximately $2 billion we've invested over the last decade to enhance the guest experience, including transformative lift and access improvements at Park City Mountain—while maintaining a strong liquidity position and returning capital to shareholders through our quarterly dividend.
The Board also remains actively engaged in the important work of Board refreshment to ensure it maintains the right mix of skills and experience to successfully oversee the execution of the Company's strategy and operations. This year, we welcomed MGM Resorts International CEO Bill Hornbuckle as a new independent director. After 11 years of service, Sue Decker announced that she will step down at the 2026 Annual Meeting, and the Board thanks her for her service and many contributions to the

Company. The Board is conducting an active search for an additional independent director and expects to complete the search in early 2027. Upon completion, this will result in four new directors having been added over the last three years.
I continue to believe strongly in the enduring value of Vail Resorts: our integrated network of iconic mountain destinations, passionate teams, and relentless commitment to innovation and continuous improvement. Because of the decisive action we’ve taken over the last year and a half, we enter the coming year with a clear strategy, a strong foundation, and an unwavering focus on execution. We have the right Board in place to build on this progress and oversee our plan to restore growth and deliver sustainable value for our shareholders.
With our strategy underway, your vote is especially important at this year’s Annual Meeting. As you may know, Oasis Investments II Master Fund Ltd. (together with its affiliates, “Oasis”) provided notice of its intention to nominate Robert A. Chapek and M. Ashton Hudson (each, an "Oasis Nominee") for election as directors at the Annual Meeting in opposition to the Company Nominees being recommended by your Board. In addition, Gregory S. Meyer ("Meyer") has provided notice of his intention to nominate himself (Meyer in such capacity, the "Meyer Nominee") for election as a director at the Annual Meeting in opposition to the Company Nominees being recommended by your Board. You may receive solicitation materials from Oasis or Meyer asking you to vote for their respective nominees.
The Board does NOT endorse any of the Oasis Nominees or the Meyer Nominee and strongly urges you NOT to vote using any materials sent to you by Oasis or Meyer.1
Your Board strongly urges you to use the enclosed WHITE proxy card or WHITE voting instruction form to vote “FOR” ONLY each of the nine (9) highly qualified Company Nominees (Reginald A. Chambers, William J. Hornbuckle, Robert A. Katz, Iris Knobloch, Nadia N. Rawlinson, Michele Romanow, Hilary A. Schneider, D. Bruce Sewell, and Peter A. Vaughn) and in accordance with the Board’s recommendation on the other proposals included on the Company’s WHITE proxy card or WHITE voting instruction form.
Whether or not you expect to attend the Annual Meeting, it is important that your shares be represented and voted. Please promptly vote your shares by submitting your proxy online or by completing, signing, dating and returning your WHITE proxy card or WHITE voting instruction form in the postage-paid envelope provided. If you have any questions about the Annual Meeting or how to vote your shares, please contact Okapi Partners LLC, the firm assisting the Company in the solicitation of proxies, at (855) 208-8903 or VAIL@okapipartners.com.
Your vote for Vail Resorts' Board nominees is a vote for seasoned leaders who have the experience, judgment, and commitment necessary to oversee the Company's strategy, investments, and execution to strengthen performance and create long-term value. Your current directors bring expertise across operations, hospitality, marketing, finance, technology, and governance that is directly relevant to our strategy and the opportunities before us.
I appreciate your continued trust and confidence in Vail Resorts, and I am excited about the opportunity ahead.
Thank you,
Robert A. Katz
Chairperson & Chief Executive Officer
1 The Company is not responsible for the accuracy or completeness of any information provided by or relating to (a) Oasis or the Oasis Nominees contained in the solicitation materials filed or disseminated by or on behalf of Oasis or any other statements Oasis may make or (b) Meyer or the Meyer Nominee contained in solicitation materials filed or disseminated by or on behalf of Meyer or any other statements Meyer may make.

NOTICE OF THE 2026 ANNUAL MEETING OF STOCKHOLDERS

To be held on December 14, 2026
To our Shareholders:
The 2026 Annual Meeting of Stockholders (the "Annual Meeting") of Vail Resorts, Inc., a Delaware corporation (the “Company”), will be held via a live virtual stockholder meeting on Monday, December 14, 2026 at 9 a.m., Mountain Time. The Annual Meeting will be held to:

	Proposal	Board Vote Recommendation
1	Elect nine (9) director nominees to the Board of Directors of the Company, each for a one-year term expiring at the 2027 annual meeting of stockholders	FOR EACH COMPANY NOMINEE
2	Ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2027	FOR
3	Hold an advisory vote to approve executive compensation	FOR
4	Hold a vote to approve an amendment to the Vail Resorts, Inc. 2024 Omnibus Incentive Plan	FOR
Such other business as may properly come before the Annual Meeting will also be voted upon at the discretion of proxy holders. These items of business are more fully described in this proxy statement accompanying this notice.
Only holders of record of shares of the Company's common stock at the close of business on October 19, 2026 (the “Record Date”) are entitled to receive notice of, and to vote at, the Annual Meeting or at any postponement or adjournment thereof. A list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder for ten days prior to the Annual Meeting at our principal executive offices located at 390 Interlocken Crescent, Broomfield, Colorado 80021.
Only such shareholders, their proxy holders, and the Company's invited guests may attend the Annual Meeting. In order to attend the virtual Annual Meeting, you will need to pre-register in advance no later than 24 hours prior to the meeting start time by visiting www.proxyvote.com. You will need the 16-digit control number included on your WHITE proxy card or WHITE voting instruction form. You will receive a confirmation email with information on how to attend the meeting. On the day of the meeting, you will be able to participate in the meeting by visiting www.virtualshareholdermeeting.com/MTN2026 and log in using the same 16-digit control number you used to pre-register and as shown in the confirmation email. For more information concerning the Annual Meeting, including how to participate, please see “The Annual Meeting and Voting - Questions and Answers” beginning on page 105.
Please note that Oasis Investments II Master Fund Ltd. (together with its affiliates, "Oasis") provided notice of its intention to nominate Robert A. Chapek and M. Ashton Hudson (each, an "Oasis Nominee") for election as directors at the Annual Meeting in opposition to the Company Nominees being recommended by your Board. Separately, Gregory S. Meyer ("Meyer") has also nominated himself (Meyer in such capacity, the "Meyer Nominee") for election as a director at the Annual Meeting in opposition to the Company Nominees being recommended by your Board.
The Board does NOT endorse any of the Oasis Nominees or Meyer Nominee and urges you to use the WHITE proxy card or WHITE voting instruction form to vote "FOR" each of the nine (9) Company Nominees recommended by the Board (Reginald A. Chambers, William J. Hornbuckle, Robert A. Katz, Iris Knobloch, Nadia N. Rawlinson, Michele Romanow, Hilary A. Schneider, D. Bruce Sewell, and Peter A. Vaughn) in accordance with the procedures outlined in Proposal 1 below.
Pursuant to the U.S. Securities and Exchange Commission (the "SEC") rules, the Company is required to include the Oasis Nominees and the Meyer Nominee on our WHITE proxy card and WHITE voting instruction form. However, the Board does NOT endorse any of the Oasis Nominees or the Meyer Nominee and urges you to instead use the WHITE proxy card or WHITE voting instruction form to vote "FOR" each of the nine (9) Company Nominees recommended by the Board (Reginald A. Chambers, William J. Hornbuckle, Robert A. Katz, Iris Knobloch, Nadia N. Rawlinson, Michele Romanow, Hilary A. Schneider, D. Bruce Sewell, and Peter A. Vaughn) and as the Board recommends on all other proposals.
Additionally, you may receive solicitation materials from Oasis, including a proxy statement and a blue proxy card or a blue voting instruction form, and from Meyer, including a proxy statement and a gold proxy card or a gold voting instruction form, asking you to vote for the Oasis Nominees or the Meyer Nominee, respectively.
The Board strongly urges you to discard and NOT to vote using any blue proxy card or blue voting instruction form that may be sent to you by Oasis or any gold proxy card or gold voting instruction form that may be sent to you by Meyer. The Company is not responsible for the accuracy or completeness of any information provided by or relating to (a) Oasis or the Oasis Nominees contained in any solicitation materials filed or disseminated by or on behalf of Oasis or any other statements Oasis may make or (b) Meyer or the Meyer Nominee contained in solicitation materials filed or disseminated by or on behalf of Meyer or any other statements Meyer may make.
If you have already voted using a blue proxy card or blue voting instruction form sent to you by Oasis or a gold proxy card or gold voting instruction form sent to you by Meyer, you can revoke such proxy and vote for the Company Nominees and on the other matters to be voted on at the Annual Meeting by following the instructions on the enclosed WHITE proxy card or WHITE voting instruction form to vote online, or by signing, dating and returning the enclosed WHITE proxy card or WHITE voting instruction form in the postage-paid envelope provided. Only your latest validly executed proxy will count and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying proxy statement.
Your vote is extremely important.
We appreciate you taking the time to vote promptly. Even if you currently plan to attend the Annual Meeting, please ensure your shares are represented by promptly using the WHITE proxy card or WHITE voting instruction form to vote TODAY.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 14, 2026: This proxy statement and our 2026 Annual Report to Stockholders (the "2026 Annual Report") are available at www.virtualshareholdermeeting.com/MTN2026. You may also obtain these proxy materials at the SEC website at www.sec.gov or by contacting the firm assisting the Company in the solicitation of proxies, Okapi Partners LLC, at its address and number listed below.
Except to the extent specifically referenced herein, information contained or referenced on our website is not incorporated by reference into and does not form a part of this proxy statement.

By Order of the Board of Directors, Julie A. DeCecco Executive Vice President, General Counsel and Chief Public Affairs Officer Broomfield, Colorado

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Okapi Partners LLC, using the following contact information:
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Banks and Brokerage Firms, Please Call: (212) 297-0720
Shareholders and All Others Call Toll-Free: (855) 208-8903
Email: VAIL@okapipartners.com

Table of Contents	PROXY SUMMARY
PROXY SUMMARY

This summary contains highlights about Vail Resorts, Inc. (“we,” “us,” “Vail Resorts,” or the “Company”) and the 2026 Annual Meeting of Stockholders ("Annual Meeting" or "2026 Annual Meeting"). This summary does not contain all of the information that you should consider in advance of the Annual Meeting, and we encourage you to read the entire proxy statement, our 2026 Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on September 28, 2026 (the “Annual Report”) and any subsequent Quarterly Reports on Form 10-Q carefully before voting. Page references are provided to help you find further information in this proxy statement. For information concerning the Annual Meeting and voting on the proposals discussed in more detail in this proxy statement, please see “The Annual Meeting and Voting – Questions and Answers” beginning on page 105. Information on websites provided in this proxy statement is furnished and not filed with the SEC.
Meeting Information

DATE & TIME	Monday, December 14, 2026 at 9 a.m. Mountain Time
WEBSITE	www.virtualshareholdermeeting.com/MTN2026
RECORD DATE	October 19, 2026
VOTING	Stockholders at the close of business on the record date may vote at the 2026 Annual Meeting of Stockholders. Each share is entitled to one vote on each matter to be voted upon.
Voting Matters and Board Recommendation
The following table summarizes the proposals to be considered at the Annual Meeting. The Board of Directors of the Company ("the Board") recommends that you vote as follows with respect to each proposal. If you properly submit your WHITE proxy card or WHITE voting instruction form and do not specify how your shares are to be voted, your shares will be voted in accordance with the recommendations of the Board.

Management Proposals		Board Vote Recommendation	Page Reference

1	Election of nine (9) director nominees to the Board, each for a one-year term expiring at the 2027 annual meeting of stockholders (the "2027 Annual Meeting")	FOR EACH COMPANY NOMINEE	12
2	Ratification of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal 2027	FOR	89
3	Advisory vote to approve executive compensation	FOR	91
4	Approve an amendment to the Vail Resorts, Inc. 2024 Omnibus Incentive Plan	FOR	93
Proposal No. 1: Election of Directors
We are asking shareholders to elect each of the following nine (9) individuals nominated by our Board at the 2026 Annual Meeting: Reginald A. Chambers, William J. Hornbuckle, Robert A. Katz, Iris Knobloch, Nadia N. Rawlinson, Michele Romanow, Hilary A. Schneider, D. Bruce Sewell, and Peter A. Vaughn (the "Company Nominees").

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PROXY SUMMARY	Table of Contents
If elected, each Company Nominee will serve as a director for a one-year term expiring at the 2027 Annual Meeting and until such director's successor is duly elected and qualified, or until such director's death, resignation, or removal. Biographical information on the Company Nominees and a description of their qualifications to serve as directors appears below beginning on page 14. Each of the Company Nominees has consented to be named in this proxy statement and has agreed to serve if elected.
Please note that Oasis Investments II Master Fund Ltd. (together with its affiliates, "Oasis") provided notice of its intention to nominate Robert A. Chapek and M. Ashton Hudson (each, an "Oasis Nominee") for election as directors at the Annual Meeting in opposition to the Company Nominees being recommended by your Board. Separately, Gregory S. Meyer ("Meyer") has also nominated himself (Meyer in such capacity, the "Meyer Nominee") for election as a director at the Annual Meeting in opposition to the Company Nominees being recommended by your Board.
Pursuant to the U.S. Securities and Exchange Commission (the "SEC") rules, the Company is required to include the Oasis Nominees and the Meyer Nominee on our WHITE proxy card and WHITE voting instruction form. Our Board does NOT endorse any of the Oasis Nominees or the Meyer Nominee and urges you to instead use the WHITE proxy card or WHITE voting instruction form to vote "FOR" each of the Company Nominees recommended by your Board (Reginald A. Chambers, William J. Hornbuckle, Robert A. Katz, Iris Knobloch, Nadia N. Rawlinson, Michele Romanow, Hilary A. Schneider, D. Bruce Sewell, and Peter A. Vaughn) and as the Board recommends on all other proposals.
You may receive solicitation materials from Oasis, including a proxy statement and a blue proxy card or a blue voting instruction form, and from Meyer, including a proxy statement and a gold proxy card or a gold voting instruction form, asking you to vote for the Oasis Nominees or the Meyer Nominee, respectively. The Board strongly urges you to discard and NOT to vote using any blue proxy card or blue voting instruction form that may be sent to you by Oasis or any gold proxy card or gold voting instruction form that may be sent to you by Meyer. The Company is not responsible for the accuracy or completeness of any information provided by or relating to (a) Oasis or the Oasis Nominees contained in any solicitation materials filed or disseminated by or on behalf of Oasis or any other statements Oasis may make or (b) Meyer or the Meyer Nominee contained in any solicitation materials filed or disseminated by or on behalf of Meyer or any other statements Meyer may make.
If you have already voted using a blue proxy card or blue voting instruction form sent to you by Oasis or a gold proxy card or gold voting instruction form sent to you by Meyer, you can revoke such proxy and vote for the Company Nominees and on the other matters to be voted on at the Annual Meeting by following the instructions on the enclosed WHITE proxy card or WHITE voting instruction form to vote online, or by signing, dating and returning the enclosed WHITE proxy card or WHITE voting instruction form in the postage-paid envelope provided. Only your latest validly executed proxy will count and any proxy may be revoked at any time prior to its exercise at the Annual Meeting.
Proposal No. 2: Ratification of PricewaterhouseCoopers LLP as Independent Auditor
We are asking shareholders to ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for fiscal 2027. The Audit Committee has selected, and the Board has ratified the selection of, PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for fiscal 2027. Set forth below is information about its fees in fiscal 2026 and fiscal 2025.

Type of fees(1)	2026 ($)	2025 ($)

Audit fees	3,835,000	4,109,000
Tax fees	—	—
Other fees	2,000	2,000
Total	3,837,000	4,111,000
(1)Details about the nature of the services provided in each category are included on page 89.
Proposal No. 3: Advisory Vote to Approve Executive Compensation
We are asking shareholders to cast an advisory, non-binding vote to approve compensation awarded to our named executive officers. The primary objective of our executive compensation program is to emphasize pay-for-performance by incentivizing our executive officers and senior management to drive superior results and generate shareholder value. Additional information

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Table of Contents	PROXY SUMMARY
regarding our executive compensation program may be found elsewhere in this proxy statement, including in the Compensation Discussion and Analysis ("CD&A") beginning on page 51.
Proposal No. 4: Approve an Amendment to the Vail Resorts, Inc. 2024 Omnibus Incentive Plan
We are asking shareholders to cast a vote to approve an amendment to our 2024 Omnibus Incentive Plan, referred to in this proxy statement as the "2024 Plan Amendment." If approved by shareholders at the Annual Meeting, the 2024 Plan Amendment will amend our 2024 Omnibus Incentive Plan ("2024 Plan") to increase the shares available for awards from 1,500,000 to 2,250,000.
How to Vote
YOUR VOTE IS IMPORTANT
Please submit your proxy vote as promptly as possible by using any of the following methods:

ONLINE	SCAN	MAIL
You may vote your shares online. Please locate the Control Number included on your WHITE proxy card or WHITE voting instruction form and access the website indicated.	Your WHITE proxy card and WHITE voting instruction form may also include a QR code for easy voting by your smart phone.	You may mark, sign and date your WHITE proxy card or WHITE voting instruction form and return it in the postage-paid envelope provided.
If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Okapi Partners LLC, using the following contact information:

1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Banks and Brokerage Firms, Please Call: (212) 297-0720
Stockholders and All Others Call Toll-Free: (855) 208-8903
Email: VAIL@okapipartners.com

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PROXY SUMMARY	Table of Contents
Who We Are
Vail Resorts operates a network of 42 iconic mountain resorts across North America, Europe and Australia. Our portfolio includes premier destinations such as Vail Mountain, Beaver Creek, Breckenridge, Park City Mountain, Whistler Blackcomb, and Keystone; beloved regional mountains like Stowe, Heavenly and Northstar; and local resorts close to metro areas that help to introduce the next generation of skiers and riders to the sport. Together, these resorts provide guests with an unmatched range of mountain experiences connected through the Epic Pass. We are passionate about providing an Experience of a Lifetime to our team members and guests. Through our environmental and social responsibility work, we are committed to reaching a zero net operating footprint by 2030, supporting our employees and communities, and broadening engagement in our sport. Beyond our resorts, Vail Resorts operates industry-leading ski and ride school programs, rental operations, distinctive dining and hospitality experiences, retail operations, and the Grand Teton Lodge Company.

What We Believe Everything we do needs to be aligned with our five stakeholders: àOur Guests àOur Employees àOur Communities àOur Environment àOur Shareholders

Our Mission: EXPERIENCE OF A LIFETIME
At Vail Resorts, our mission is simple – to provide an Experience of a Lifetime. We do this by creating an Experience of a Lifetime for our employees, so they can, in turn, provide an Experience of a Lifetime for our guests.

Our Core Values
As Vail Resorts employees, we hold ourselves accountable for living these foundational values every day in everything we do:

SERVE OTHERS	Lead with service to create Experiences of a Lifetime for one another and our guests.
DRIVE VALUE	Fuel business growth and guest loyalty through guest experience and continued innovation.
BE SAFE	Be committed to the safety and wellness of our employees and guests.
DO RIGHT	Act with integrity – always do the right thing, knowing it leads to the right outcome.
DO GOOD	Preserve our natural environments and contribute to the success of our local communities.
BE INCLUSIVE	Welcome everyone to our company, resorts and communities – include all races, gender identities, sexual orientations, abilities, and the many qualities that make each of us unique.
HAVE FUN	Fun is our product – create fun, enjoy your work, and share the contagious spirit.

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Table of Contents	PROXY SUMMARY
Governance Highlights (see page 34)
We believe good governance is integral to achieving long-term shareholder value. We are committed to governance policies and practices that serve the interests of the Company and its shareholders. The Board monitors developments in governance best practices to assure it continues to meet its commitment to thoughtful and independent representation of shareholder interests.
Highlights of our corporate governance include:

DIRECTOR ELECTIONS	We hold an annual election of all directors for one-year terms. We also have a director resignation policy in uncontested director elections.

SHAREHOLDER ENGAGEMENT
The Board and management maintain an active dialogue with shareholders to understand their perspectives on strategy, performance, governance, capital allocation, executive compensation, and Board composition. In fiscal year 2026, the Company engaged directly with shareholders representing over 70% of our outstanding shares through a combination of one-on-one meetings, group discussions, and investor events. Feedback received through these engagements informed Board and management discussions regarding strategy, operational execution, capital allocation, leadership succession, and Board refreshment.
In addition to direct engagement, we consistently host annual investor events and issue press releases to provide real-time updates on season-to-date performance and strategic execution. We also maintain detailed public disclosures on our governance practices, executive compensation, and sustainability initiatives, along with frequent updates on our investor relations website to ensure that shareholders have access to timely and relevant information.

CORPORATE GOVERNANCE POLICIES
The Company has adopted meaningful policies, including robust stock ownership guidelines for non-employee directors (5x) and executive officers (6x for CEO) to help align their interests with those of our shareholders, an anti-hedging policy for all directors and executive officers, and a clawback policy applicable to executive officers for both cash and equity-based incentive awards. The Compensation Committee also oversees executive compensation practices designed to align executive pay with Company performance and long-term shareholder value, while incorporating governance safeguards intended to mitigate excessive risk-taking.

DIRECTOR INDEPENDENCE
All of our director nominees are independent except for Mr. Katz, and all of our Audit, Compensation, and Nominating & Governance Committee members are independent. Executive sessions of independent directors are held at regularly scheduled Board meetings, which are led by our Lead Independent Director.

LEAD INDEPENDENT DIRECTOR
Lead Independent Director has a clearly defined and robust mandate, including authority over independent director meetings, a central role in setting Board agendas and schedules and responsibility for facilitating communication amongst the independent directors, the Chairperson and the Company's shareholders.

MAJORITY VOTING POLICY
Except in contested elections, directors serving on our Board must receive more "for" votes than "against" votes every year in order to be elected or reelected, ensuring strong alignment with shareholder preferences.

SUCCESSION PLANNING
The Board maintains an active Board and executive team succession planning process designed to support the continuity of the Company's leadership and long-term growth strategy. The comprehensive succession planning process includes both planned and unplanned transitions and a regular review of the Company's talent pipeline. The full Board has access to all levels of the senior leadership team through regular interactions and Board-level briefings.

BOARD AND BOARD COMMITTEE EVALUATIONS
Our Board reviews its performance and the performance of its committees on an annual basis. The objective of this review is to increase the effectiveness of the Board through the consideration of, among other things, Board composition and improved or alternative Board structures, organization, and processes.

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PROXY SUMMARY	Table of Contents
Additional details on the Company's governance are available at https://investors.vailresorts.com/corporate-governance and on page 34 of this proxy statement.
Company Nominees (see page 12)
The following table provides summary information about each of the Company Nominees. Detailed information about each of the Company Nominee's background, qualifications, skills, and experience can be found beginning on page 14. The Board recommends that you vote on the WHITE proxy card or WHITE voting instruction form FOR only the nine (9) Company Nominees. While the total authorized number of directors is currently fixed at ten, Ms. Susan L. Decker has informed the Board that she will not stand for re-election at the Annual Meeting. Accordingly, the number of directors of the Company will be fixed at nine as of the Annual Meeting.

Committee Memberships
Director Nominee	Primary Occupation and Experience	Independent	Audit	Comp(1)	N&G	Exec

Reginald A. Chambers	Executive Vice President, Business Operations, Teachers Insurance and Annuity Association of America	Yes	Chair F

William J. Hornbuckle	CEO and President of MGM Resorts International	Yes		■

Robert A. Katz	Chairperson of the Board and CEO, Vail Resorts, Inc.	No				■
Iris Knobloch	President, Cannes Film Festival	Yes		■

Nadia N. Rawlinson	Co-Owner and Operating Chairman, WNBA Chicago Sky	Yes		Chair	■

Michele Romanow	Partner, Athena North and Co-Founder, Clearco	Yes		■

Hilary A. Schneider	CEO of SimpliSafe	Yes		■		■

D. Bruce Sewell♦	Former Senior Vice President, General Counsel and Secretary, Apple Inc.	Yes	F		■	■

Peter A. Vaughn	Founding and Managing Director, Vaughn Advisory Group, LLC	Yes	■		Chair

Fiscal 2026 Meetings:			4	4	5	0

Audit – Audit Committee	Comp – Compensation Committee	N&G – Nominating & Governance Committee	Exec – Executive Committee	F – Audit Committee Financial Expert	♦ – Lead Independent Director
(1)     Ms. Decker will serve on the Compensation Committee until her current term of service ends at the Annual Meeting.
The Board held five meetings during fiscal 2026. Each of our then-serving directors attended at least 75% of the meetings held by the Board and Board committees on which he or she served during the fiscal year.

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Director Nominee Skills and Qualifications
During the past three years, the Nominating & Governance Committee has approached refreshment of the Board with a goal of ensuring that the Board's composition reflects an appropriate balance of knowledge, experience, skills, and expertise to support our business strategy. As part of these efforts, three new directors have joined the Board in the past two and a half years and three long-tenured directors have stepped down over the past 18 months, reflecting the Committee's ongoing focus on thoughtful succession planning and Board renewal while maintaining continuity and institutional knowledge. The following information reflects information regarding the Company Nominees.
Board Composition
Our nine director nominees have an effective mix of skills, experience, background, and perspective.

BRAND MANAGEMENT, SALES, & MARKETING (7/9 nominees) ■ ■ ■ ■ ■ ■ ■ ■ ■	CAPITAL ALLOCATION (5/9 nominees) ■ ■ ■ ■ ■ ■ ■ ■ ■	CORPORATE GOVERNANCE & STEWARDSHIP (8/9 nominees) ■ ■ ■ ■ ■ ■ ■ ■ ■

EXECUTIVE LEADERSHIP (9/9 nominees) ■ ■ ■ ■ ■ ■ ■ ■ ■	FINANCIAL REPORTING (5/9 nominees) ■ ■ ■ ■ ■ ■ ■ ■ ■	HUMAN CAPITAL MANAGEMENT (4/9 nominees) ■ ■ ■ ■ ■ ■ ■ ■ ■

INDUSTRY EXPERTISE (4/9 nominees) ■ ■ ■ ■ ■ ■ ■ ■ ■	RISK OVERSIGHT, CYBERSECURITY, & AI GOVERNANCE (6/9 nominees) ■ ■ ■ ■ ■ ■ ■ ■ ■	TECHNOLOGY & TRANSFORMATION (8/9 nominees) ■ ■ ■ ■ ■ ■ ■ ■ ■

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PROXY SUMMARY	Table of Contents

BOARD COMPOSITION HIGHLIGHTS[1]

BOARD INDEPENDENCE 8 of 9 directors Independent ■ ■ ■ ■ ■ ■ ■ ■ ■ à All board committees are independent à Strong lead independent director role à Regular executive sessions of independent directors	AVERAGE TENURE OF INDEPENDENT BOARD MEMBERS 7.9 years	PUBLIC COMPANY CEO/CFO EXPERIENCE 4 of 9

	98% meeting attendance for Directors at Board and Committee Meetings in FY26	BOARD DIVERSITY 4 of 9 directors are Women 2 of 9 directors are Racially Diverse

2024 2 NEW INDEPENDENT DIRECTORS APPOINTED	2026 1 NEW INDEPENDENT DIRECTOR APPOINTED	2026/2027 ACTIVE SEARCH FOR NEW INDEPENDENT DIRECTOR

ALL DIRECTORS SHARE A PASSION FOR OUR RESORTS

(1)     Excludes Susan Decker who is not standing for re-election at the Annual Meeting.

Executive Compensation Highlights (see page 51)
A significant portion of our fiscal 2026 total target direct executive compensation awarded by the Compensation Committee was variable based on our operating performance and/or stock price, as shown below:

CEO FISCAL 2026 TOTAL TARGET DIRECT COMPENSATION(1)	OTHER NEO FISCAL 2026 AVERAGE TOTAL TARGET DIRECT COMPENSATION(2)
(1)Reflects fiscal 2026 total target direct compensation approved by the Compensation Committee for the Company's CEO, Mr. Katz.
(2)Reflects fiscal 2026 average total target direct compensation approved by the Compensation Committee for our NEOs excluding Ms. Burgoyne's one-time new hire cash sign-on bonus and one-time sign-on equity awards (which such awards are described further in this

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CD&A). Amounts reflect the pro-rated fiscal 2026 award opportunities provided under the terms of Ms. Burgoyne's employment agreement, which is described further in the Employment Agreements section below.
Executive Compensation Program Pay Practices
In addition, for fiscal 2026, we engaged in (or refrained from) certain pay practices with respect to our named executive officer compensation program that we believe align with market best practices:

What We Do		What We Don't Do

✓	Annual Advisory Vote to Approve Executive Compensation	✗	No Excessive Perquisites
✓	Significant Portion of Executive Compensation is Variable and At-Risk	✗	No Tax Gross-Ups on Perquisites, Except for Standard Relocation Benefits
✓	Significant Portion of Executive Compensation Delivered in the Form of Long-Term Equity-Based Incentive Grants	✗	No Excise Tax Gross-Ups
✓	Market Alignment of Compensation but with Greater Emphasis on At-Risk Compensation	✗	No Automatic Salary Increases or Guaranteed Bonuses
✓	Independent Compensation Consultant	✗	No "Single Trigger" Automatic Cash Payments, Benefits, or Equity Vesting Upon a Change in Control
✓	Stock Ownership Guidelines	✗	No Hedging or Pledging
✓	Use of Tally Sheets	✗	No Equity Repricing
✓	Annual Risk Assessment	✗	No Pension Plans or SERPs

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Environmental & Social Responsibility Highlights
As a Company rooted in the great outdoors, we recognize our immense responsibility to be good stewards of the incredible natural landscapes and passionate communities where we live, work, and play. We are equally passionate about investing in our employees and growing our sport because we know it is not just our business that depends on these efforts, but also the long-term vitality of the mountains and the future of skiing and snowboarding. Through our corporate environmental and social responsibility program, we focus on climate change mitigation and adaptation, resource conservation, building stronger local communities, and making snowsports more accessible and inclusive. Our environmental and social responsibility program is comprised of four pillars that guide our actions.
The Pillars of Our Environmental and Social Responsibility Program

SUSTAINABILITY

The environment is our business, and we maintain our pledge to protect it. Commitment to Zero, our bold goal to reach a zero net operating footprint by 2030, includes: zero net emissions, zero waste to landfill, and zero net operating impact on forests and habitat. We are on track to achieve this goal.

COMMUNITY SUPPORT

EMPLOYEE FOUNDATION

Our mission starts with creating the *Experience of a Lifetime* for our employees, and our EpicPromise is to provide opportunities to pursue educational dreams and assist team members during personal hardships. The EpicPromise Employee Foundation is an industry-leading effort to support our world-class team and their families.

ACCESS TO SNOWSPORTS

We live our value, *Be Inclusive*, in our daily operations and our stewardship of the sport. It is critical to welcome the next generation of skiers and riders to snowsports.

Our sustainability activities are overseen by the Company's Nominating & Governance Committee of the Board. Our progress reports are available at https://www.vailresorts.com/responsibility/overview/. These reports demonstrate advancement against our goals and deliver updates across each of our four pillars. Described below are highlights of our continued progress and commitment.
Environmental
Our Commitment to Zero is our goal to achieve a zero net operating footprint by 2030. This commitment includes (i) achieving zero net emissions by finding operational energy efficiencies, investing in renewable energy, and investing in other emissions reduction projects; (ii) zero waste to landfill; and (iii) zero net operating impact to forests and habitat by restoring an acre of forest for every acre permanently displaced by our operations. Our commitment to sustainability is deeply integrated into our business strategy and operations. We have set interim targets to ensure we stay on track to meet our 2030 goal.
Our renewable procurement strategy includes continued investments in large-scale renewable electricity projects, as well as direct development of local renewable projects on the grids where we operate, when reasonably feasible. We continue to invest in operational improvements to reduce landfill waste at resorts and drive education and positive engagement with guests, employees, and communities regarding the Company’s recycling, composting, and other waste reduction programs.
We are committed to restoring an acre of forest for every acre permanently impacted by new and expanded operations. We partner with the National Forest Foundation to plant trees in areas that were previously impacted by wildfire or in need of native habitat restoration and forest resilience to address 100% of the forest acres impacted by our operation in the previous calendar year.

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Social Responsibility
Our mission at Vail Resorts is to create an Experience of a Lifetime for our employees, so they, in turn, can create an Experience of a Lifetime for our guests. We take to heart and are committed to our responsibility to support the people who live, work, and play in the communities we serve. We also hold ourselves accountable as Vail Resorts team members to living our values: Serve Others, Do Good, Have Fun, Be Safe, Do Right, Be Inclusive, and Drive Value, every day and in everything we do. These values drive our daily operations and our long-term vision, and continually enrich the local communities in which we operate.
We are proud of our industry-leading partnerships with local governments, nonprofits, businesses, and leaders in the communities where we operate. Annually, Vail Resorts contributes over $28 million in product, services, and cash grants to nonprofits to sustain or implement new programs that increase access to snowsports; expand affordable housing, childcare, preschool education, and food security; and enhance environmental stewardship. Our highly collaborative and locally specific approach to community engagement helps our employees and local working families thrive.
In addition, we support our employees and their families via grants for emergency relief and scholarships through our EpicPromise Employee Foundation. Annually, the Company provides more than $1 million in grants and scholarships to help employees in times of need or to pursue educational opportunities.
Further, we honor our military heritage through our support of military communities. Vail Resorts became what it is today because two World War II veterans had a vision. In 1962, Pete Seibert of the 10th Mountain Division and Army Engineer Earl Eaton founded Vail Mountain. We celebrate their legacy today with our Epic Military Pass, which supports service members and their families in the United States, Canada, and Australia by offering a highly discounted pass that enables them to enjoy unlimited and unrestricted access to all of our mountain resorts. We also partner with organizations like Vail Veterans Program, Operation Healing Forces, Operation Second Chance, Tactical Reintegration Project, and the National Ability Center to support wounded veterans and their families, especially by helping them to get outdoors and on the mountains.
The passion that we have for snowsports and the experience must fuel how we innovate, and we are building an accessible and inclusive community of diverse and engaged talent, which better reflects the guest base we aspire to introduce to snowsports. In addition, we invest in programming and cultivated partnerships with over 150 nonprofits that help us make the future of the sport more accessible. We started by expanding youth access in our resort communities, broadening our reach to young people in nearby metro centers, and developing programs for adults. We also partner with nonprofits to support adaptive access for individuals facing physical or mental barriers.

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PROPOSAL 1: ELECTION OF DIRECTORS

Our Board is currently comprised of ten (10) directors and the total authorized number of directors is currently fixed at ten (10). However, Ms. Susan L. Decker has informed the Board that she will not stand for re-election at the Annual Meeting. Accordingly, the number of directors of the Company will be fixed at nine (9) as of the Annual Meeting.
Our Board has nominated each of the following Company Nominees for election at the 2026 Annual Meeting for a one-year term expiring at the 2027 Annual Meeting and until such director's successor is duly elected and qualified, or until such director's death or retirement or until such director resigns or is removed:

Reginald A. Chambers William J. Hornbuckle Robert A. Katz	Iris Knobloch Nadia N. Rawlinson Michele Romanow	Hilary A. Schneider D. Bruce Sewell Peter A. Vaughn

Biographical information on the Company Nominees and a description of their qualifications to serve as directors appears below beginning on page 14. Each of the Company Nominees is currently a director of the Company and all Company Nominees, except Mr. Hornbuckle who commenced service on the Board in August 2026, were last elected by shareholders at the 2025 Annual Meeting of Stockholders. After 11 years of distinguished service, Ms. Decker will not be standing for reelection to the Board at the Annual Meeting.
Each of the Company Nominees has consented to be named in this proxy statement and has agreed to serve if elected. If any Company Nominee becomes unavailable for election at the time of the Annual Meeting as a result of an unexpected occurrence, the Company representatives named on the WHITE proxy card will vote your shares for another nominee substituted by the Board in place of the unavailable nominee or, as an alternative, the Board may reduce the number of directors on the Board. At this time, the Board knows of no reason to believe that any of the Company Nominees would be unable to serve as director if elected. The proxies solicited by this proxy statement may not be voted for more than nine (9) nominees.
As described above, Oasis has notified Vail Resorts of its intention to nominate a slate of two candidates to stand for election as directors at the Annual Meeting and Meyer has separately notified Vail Resorts of his intent to nominate himself to stand for election at the Annual Meeting, each in opposition to the Company Nominees recommended by the Board. As a result, assuming the Oasis Nominees and Meyer Nominee are in fact nominated for election at the Annual Meeting and all such nominations have not been withdrawn by Oasis and Meyer, respectively, the number of director nominees will exceed the number of directors to be elected and, as provided under our Bylaws, directors will be elected by a plurality of the voting power of the Company's shares represented in person or by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the nine (9) director nominees receiving the greatest number of votes cast "FOR" their election will be elected.
You may receive solicitation materials from Oasis, including a proxy statement and a blue proxy card or a blue voting instruction form, and from Meyer, including a proxy statement and a gold proxy card or a gold voting instruction form, asking you to vote for the Oasis Nominees or the Meyer Nominee, respectively.
Your Board does NOT endorse the Oasis Nominees or the Meyer Nominee, and unanimously recommends that you use the WHITE proxy card to vote "FOR" ONLY the election of the nine (9) Company Nominees proposed by your Board of Directors. The Board strongly urges you to discard and NOT to vote using any blue proxy card or blue voting instruction form that may be sent to you by Oasis or any gold proxy card or gold voting instruction form that may be sent to you by Meyer. If you have already voted using a blue proxy card or blue voting instruction form sent to you by Oasis or a gold proxy card or gold voting instruction form sent to you by Meyer, you have every right to change your vote and we strongly urge you to revoke that proxy by using the WHITE proxy card to vote in favor of ONLY the nine (9) nominees recommended by your Board — by Internet or by signing, dating, and returning the enclosed WHITE proxy card in the postage-paid envelope provided.
The Company is not responsible for the accuracy or completeness of any information provided by or relating to (a) Oasis or the Oasis Nominees contained in any solicitation materials that have or may be filed or disseminated by or on behalf of Oasis, or any other statements Oasis may make or (b) Meyer or the Meyer Nominee contained in any solicitation materials that have or may

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Table of Contents	PROPOSAL 1
be filed or disseminated by or on behalf of Meyer, or any other statements Meyer may make. Only the latest validly executed proxy that you submit will be counted — any proxy may be revoked at any time prior to its exercise at the Annual Meeting. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Okapi Partners LLC, by calling toll free at (855) 208-8903, or for bankers and brokers at (212) 297-0720, or by emailing VAIL@okapipartners.com.
Shareholders will be able to obtain, free of charge, copies of all proxy statements, including Oasis' and Meyer's respective proxy statement and any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the applicable party with the SEC in connection with the Annual Meeting at the SEC's website (www.sec.gov).
In the event that Oasis withdraws the Oasis Nominees or Meyer withdraws the Meyer Nominee, Oasis or Meyer abandons its solicitation or fails to comply with the Company's advance notice bylaw or the universal proxy rules, any votes cast in favor of any of the Oasis Nominees or the Meyer Nominee, as applicable, will be disregarded and not be counted, whether such vote is provided on the Company's WHITE proxy card or WHITE voting instruction form, Oasis' blue proxy card or blue voting instruction form or Meyer's gold proxy card or gold voting instruction form.

FOR	The Board of Directors recommends a vote "FOR" the election of each of the Company Nominees named above.

13

PROPOSAL 1	Table of Contents

Director Nominee
REGINALD A. CHAMBERS
Independent Director
Age: 50
Director Since:
March 2024
Committees:
Audit (Chair)
Education:
A.B., Political Science, Spanish and Markets & Management, Duke University
JD, Harvard Law School

Experience and Key Board Contributions
Mr. Chambers is an accomplished finance executive with a strong track record of guiding complex, customer-centric business operations through transformation and expansion initiatives. His expertise is in strengthening financial performance, driving operational change, and guiding organizations through transformation leveraging his skills in financial reporting, budgeting, capital allocation, risk management, internal controls, investor engagement, enterprise operations, and AI and technology-enabled transformation. He bolsters the Board’s oversight of the Company’s capital allocation, value creation growth strategy, operational excellence, enterprise risk management, and transformation agenda.
Career Highlights
•Through his senior operations and transformation leadership roles at TIAA, Mr. Chambers oversees operations at one of the nation’s largest financial services organizations with approximately $1.5 trillion in assets under management, as of March 2026, providing him with valuable perspective on technology investments and transformation at scale.
•During Mr. Chambers' tenure at JPMorgan Chase, including as Chief Financial Officer and Head of Strategy for the Commercial Bank, he oversaw financial management, strategic planning, and performance oversight for one of the largest commercial banking franchises in the world. He also served as a senior executive of the Consumer Bank, guiding it through a period of significant growth, including the expansion of Chase's consumer banking branches from 23 to 48 states and the introduction of new branch formats to enhance customer access and strengthen client experience.
•While at McKinsey & Company, Mr. Chambers advised public and private companies on corporate strategy, mergers and acquisitions, and organizational transformation. He also developed significant finance expertise through equity investing at 3i Group and investment banking at Citigroup, bringing valuable insight into capital deployment and long-term investment strategy.
Professional Experience
àTeachers Insurance and Annuity Association of America ("TIAA")
•Executive Vice President, Business Operations (since 2024)
•Chief Transformation Officer (2023-2024)
àJPMorgan Chase & Co. (NYSE: JPM)
•Chief Financial Officer, Head of Strategy and Operating Committee Member, Commercial Banking (2021-2023)
•Head of Investor Relations (2021)
•Additional senior leadership roles in enterprise transformation, business improvement, innovation, and consumer banking (2017-2020)
àMcKinsey & Company
•Strategy and Corporate Finance Consultant (2013-2017)
àWhite House National Economic Council
•White House Fellow (2011-2012)
à3i Group plc. (LSE: III)
•Head of North American Infrastructure (2008-2011)
àCitigroup Inc. (NYSE: C)
•Vice President, Global Energy Group, Investment Banking Division (2006-2008)
àSimpson Thacher & Bartlett LLP
•Corporate Counsel (2002-2006)
àUria Menendez Abogados, S.L.P.
•Corporate Counsel (2001-2002), Madrid office

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Table of Contents	PROPOSAL 1

Director Nominee

WILLIAM J. HORNBUCKLE
Independent Director
Age: 69
Director Since:
2026
Committees:
Compensation
Other Public Company Directorships (past five years):
MGM Resorts International
(NYSE: MGM)
(since 2020)

MGM China Holdings Limited
(HKG: 2282)
(since 2011)

GBank Financial Holdings
(Nasdaq: GBFH)
(since 2007)

PLAYSTUDIOS, Inc.
(Nasdaq: MYPS)
(2021)

Education:
B.S., Hotel Administration, University of Nevada, Las Vegas

Experience and Key Board Contributions
Mr. Hornbuckle brings more than 35 years of leadership experience across global hospitality, destination resort operations and guest experience innovation, including for one of the world’s most recognized entertainment and hospitality companies. Throughout his career, he has led complex, large-scale organizations through strategic transformation, digital innovation, and portfolio optimization. His expertise in operating world-class resorts, leveraging technology to personalize guest journeys, and building loyalty-driven businesses enhances the Board’s oversight of Vail Resorts’ Epic Experience transformation and guest engagement initiatives. Mr. Hornbuckle is also a proud, longstanding homeowner in Park City, Utah.
Career Highlights
àAs Chief Executive Officer and President of MGM Resorts International, and previously as Chief Design and Construction Officer, Mr. Hornbuckle has led the company’s strategic evolution into a more diversified, experience-led hospitality business, driving growth in dining, entertainment and premium offerings while strengthening customer loyalty through the creation and launch of the M life Rewards customer loyalty program, which evolved into MGM Rewards, and other technology-enabled guest engagement initiatives. He has also overseen significant portfolio optimization and capital allocation initiatives, including the $17.2 billion sale of MGM Growth Properties in 2022 and the acquisition of CityCenter and The Cosmopolitan of Las Vegas.
àMr. Hornbuckle has led MGM Resorts' domestic and international growth, including the development of destination resorts in National Harbor, Maryland and Macau. Under his leadership, the company has expanded into new international and digital markets, including the development of a $10 billion integrated resort in Japan, one of the country’s first integrated resorts, and the growth of BetMGM by nearly 100-fold from approximately $30 million revenue in 2019 to nearly $2.8 billion in 2025, establishing it as one of North America’s leading digital gaming and sports betting platforms.
àMr. Hornbuckle has also played a significant role in shaping Las Vegas' evolution as a premier sports and entertainment destination, helping to bring the city its first professional sports franchise, the NHL's Golden Knights, in his capacity as a board member and President of T-Mobile Arena, a joint venture with AEG. Through his service on the Clark County Stadium Authority Board, he also assisted with efforts to attract the NFL's Raiders and the Aces WNBA team to Las Vegas.
àHe has also advanced the broader travel and hospitality industry through his service as Chair of the U.S. Travel Association, a non-profit organization focused on growing travel and tourism to the United States, and as former Chairman of the U.S. Travel and Tourism Advisory Board, which advises the U.S. Secretary of Commerce on policies and initiatives affecting the U.S. travel and tourism industry.
àThrough the Hornbuckle Family Foundation, he and his wife have endowed a number of colleges and universities, such as UNLV, with funds for educational programming and scholarships in fields including hospitality.
Professional Experience
àMGM Resorts International (NYSE: MGM)
•Chief Executive Officer and President (since 2020)
•President and Chief Operating Officer (2019-2020)
•President and Chief Customer Development Officer (2018-2019)
•President (since 2012) and Chief Marketing Officer (2009-2014)
•Various operational executive leadership roles (1998-2001)
àAdditional executive operating leadership roles included President and Chief Operating Officer for Caesars Palace, Las Vegas; President and Chief Operating Officer of the Golden Nugget in Laughlin; Executive Vice President and Chief Operating Officer of Treasure Island; and Vice President of Hotel Operations for The Mirage. Mr. Hornbuckle is also the founder of GBank, a Las Vegas-based banking and financial services institution.

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PROPOSAL 1	Table of Contents

Director Nominee

ROBERT A. KATZ
Chairperson of the Board and Chief Executive Officer

Age: 59

Director Since:
1996
Chairperson Since:
2009
Committees:
Executive
Other Public Company Directorships (past five years):
Yeti Holdings, Inc.
(NYSE: YETI)
(2023-2025)

Education:
B.S., Economics, University of Pennsylvania Wharton School

Experience and Key Board Contributions
For more than three decades, Mr. Katz has played a pivotal role in shaping the Company's growth and innovation, transforming Vail Resorts and shaping the evolution of the snowsports industry at large. During his first tenure as Chief Executive Officer, Mr. Katz evolved Vail Resorts into one of the world's leading mountain resort operators and reshaped the business through strategic acquisitions, customer-focused innovation and the introduction of the Epic Pass, a pioneering subscription-based business model. His deep industry and operating experience, disciplined capital allocation and financial expertise provide the Board with valuable insight into the Company's strategic opportunities and long-term value creation.
Career Highlights
àSince returning as Chief Executive Officer in May 2025, Mr. Katz has taken decisive action to reposition the Company for long-term growth, including through executive leadership team changes; the comprehensive modernization of product, pricing and marketing strategies; and the delivery of over $100 million in efficiency initiatives.
àIn 2026, he launched Epic Experience, a multi-year roadmap spanning the end-to-end guest journey, including food and beverage, lessons, rentals, guest engagement, talent and continued investment in on-mountain infrastructure.
àDuring his first tenure as Chief Executive Officer, Mr. Katz oversaw a period of substantial growth, including an ~12x increase in the Company’s stock price. He grew the Company’s owned and operated mountain resort network from 4 resorts to 42 resorts through strategic acquisitions. A visionary architect of the modern snowsports industry, Rob conceived and launched the Epic Pass in 2008, a groundbreaking innovation that redefined how guests engage with mountain resorts. By replacing transactional lift tickets with a season-long value proposition, the Epic Pass cultivated deep guest loyalty, unlocked a powerful recurring revenue engine, and established an entirely new business model that reshaped the economics of the ski industry.
àPreviously, Mr. Katz held a series of leadership roles at Apollo Management, a leading global private equity and alternative asset management firm, from its founding through 2006. In those roles, he oversaw value-oriented investments, capital allocation, and portfolio strategy.
àMr. Katz co-founded the Katz Amsterdam Charitable Trust and the Katz Amsterdam Foundation with his late wife, Elana Amsterdam, and together they have donated over $180 million to the Trust and the Foundation, which represents 99% of the proceeds of all sales of Vail Resorts common stock held by Mr. Katz. To date, the Foundation has donated $34 million to support mountain resort communities, amongst other charitable donations.
Professional Experience
àVail Resorts, Inc. (NYSE: MTN)
•Chief Executive Officer (since 2025 and previously 2006-2021)
•Director (since 1996)
àApollo Global Management, Inc. (NYSE: APO)
•Various leadership roles, including Senior Partner (1990-2006)

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Table of Contents	PROPOSAL 1

Director Nominee

IRIS KNOBLOCH
Independent Director
Age: 63
Director Since:
2024
Committees:
Compensation
Other Public Company Directorships (past five years):
Zoetis Inc.
(NYSE: ZTS)
(effective December 2026)

 Accor S.A.
(Euronext Paris: AC)
(2013-2026)

Deezer S.A.
(Euronext Paris: DEEZR)
(since 2022)

LVMH
(Euronext Paris: MC)
(2019-2021)

Lazard, Inc.
(NYSE: LAZ)
(since 2018)

Education:
J.D., Ludwig Maximilian University of Munich
LL.M., New York University Bar

Experience and Key Board Contributions
Ms. Knobloch is an international executive and public company director with more than three decades of leadership experience in global consumer, media, and hospitality businesses. She brings expertise in international operations, consumer and guest experience, brand stewardship, and complex regulatory and stakeholder environments, together with a track record of guiding businesses through industry transformation. This experience strengthens the Board's oversight of the Company's international growth, strategic partnerships, guest experience, and long-term strategy. Ms. Knobloch is trilingual in English, German, and French.
Career Highlights
àAs non-executive President of the Festival de Cannes, she leads a highly recognized nonprofit cultural brand and live event with a complex network of partners and public stakeholders.
àDuring her tenure on the board of Accor, a leading global hospitality company with more than 5,800 hotels and 45 brands across more than 110 countries, Ms. Knobloch helped oversee the company’s shift to an asset-light model, the expansion of its luxury and lifestyle brands, and the launch of its ALL loyalty program. Ms. Knobloch's tenure included serving as Vice Chair and Lead Independent Director.
àAt Deezer, Ms. Knobloch has overseen the music streaming platform's strategic repositioning and CEO transition. Deezer generated positive free cash flow for the first time in 2024 and, in 2025, reported its first-ever positive adjusted EBITDA of approximately €10 million and its first-ever net profit. She also spearheaded Deezer's industry-leading initiative with respect to the detection and labeling of AI-generated content.
àIn her over 25 years with WarnerMedia (now part of Skydance Corporation) and its predecessor companies, Ms. Knobloch led operations across multiple markets in a complex regulatory, labor and policy environment. She led the business through the industry’s fundamental shift from physical media to digital distribution and streaming, demonstrating her ability to navigate significant market disruption while evolving the consumer experience, strengthening brand relevance, and positioning the business for long-term, sustainable growth.
àMs. Knobloch began her career practicing law in Munich, New York, and Los Angeles, including at O'Melveny & Myers, and is admitted to the bar in Germany, New York and California.
Professional Experience
àFestival de Cannes
•President (since 2022)
àI2PO (formerly Euronext Paris: I2PO)
•Chair, Chief Executive Officer and Co-Founder (2021-2022)
àWarnerMedia (and predecessor companies) (formerly Warner Bros. Discovery (NYSE: WBD))
•President and Country Manager for France, Germany, Benelux, Austria, and Switzerland (2020-2021)
•Warner Bros. Entertainment, President, Benelux, Austria, and Switzerland (2006-2020)
•Time Warner Inc., Senior Vice President, International Relations and Strategic Policy For Europe (2001-2006)
•Warner Home Video, Vice President, Business and Legal Affairs (1996-2001)
àO'Melveny & Myers LLP
•Attorney (1992-1996), Munich, New York, and Los Angeles offices

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PROPOSAL 1	Table of Contents

Director Nominee

NADIA N. RAWLINSON Independent Director Age: 47 Director Since: 2019 Committees: Compensation (Chair) and Nominating & Governance Education: B.A., History, Stanford University MBA, Harvard Business School
Experience and Key Board Contributions
Ms. Rawlinson is a distinguished human capital executive and professional sports franchise owner with nearly two decades of leadership experience at top-level global consumer, technology, and entertainment companies, where she helped scale organizations, develop leadership pipelines and align talent strategies with business growth priorities. Her expertise in organizational transformation, workforce strategy, and customer-centered operations strengthens the Board's oversight of talent, operational excellence, and guest experience to advance long-term strategic growth.
Career Highlights
àMs. Rawlinson is the co-owner and the Operating Chairman of the Chicago Sky, the WNBA franchise, where she leads the ownership group and oversees all business operations, strategy and government relations for the championship-winning team, including fan experience strategy, commercial performance, and brand development.
àAs Chief People Officer of Slack Technologies, Ms. Rawlinson led the company's global people strategy and workforce operations, including talent acquisition, people operations, total rewards, and employee programs, including through its $27.7 billion acquisition by Salesforce. She also guided Slack's transition to a hybrid work model, introducing company-wide emergency time-off benefits, employee wellness programs, and championing a digital-first workplace strategy that became a core element of the company's talent and retention approach.
àMs. Rawlinson served as an Advisor for GV (Google Ventures), a venture capital firm with $8 billion under management funding founders in enterprise, consumer, and frontier technology.
àMs. Rawlinson previously served as the Chief Human Resources Officer of Live Nation Entertainment, a Fortune 500 global leader in the live events industry, where she oversaw the global people strategy for the company's 35,000 full-time and seasonal employees.
Professional Experience
àWomen's National Basketball Association ("WNBA")
•Co-Owner and Operating Chairman, Chicago Sky (Since 2023)
àAlphabet, Inc. (Nasdaq: GOOG)
•Venture Advisor, Google Ventures ("GV") (2022-2025)
àJ. Crew Group
•Director and Compensation Committee Member (2021-2026)
àSlack Technologies, Inc. (NYSE: WORK)
•Chief People Officer (2020-2021)
àLive Nation Entertainment (NYSE: LYV)
•Chief Human Resources Officer (2016-2020)
àRakuten Americas (former OTC: RKUNY)
•Chief Human Resources Officer, Rakuten Group (2015-2016)
àGroupon, Inc. (Nasdaq: GRPN)
•Head of Global Human Resources (2012-2015)
àAmerican Express Company (NYSE: AXP)
•Director of Online and Mobile, Enterprise Growth Group (2008-2012)
àAlphabet, Inc. (Nasdaq: GOOG)
•People Operations Associate (2007)

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Director Nominee

MICHELE ROMANOW Independent Director Age: 41 Director Since: 2016 Committees: Compensation Education: B.S., Engineering and MBA, Queen's University
Experience and Key Board Contributions
Ms. Romanow is a consumer technology entrepreneur and investor with deep experience developing digital platforms, expanding e-commerce brands and driving customer acquisition through strategic marketing. Her track record of scaling numerous technology companies and identifying commercial growth opportunities strengthens the Board’s oversight of the Company’s web-based commerce strategy, digital marketing and innovative guest experiences.
Career Highlights
àIn her current role as a Founder and Managing Partner at Athena North, a venture capital firm focused on AI, fintech, and consumer companies, Ms. Romanow advises growth-stage companies on product innovation, branding, business growth, operational scaling, leadership and strategic partnerships, and has helped close dozens of deals over the past five years.
àAs Co-Founder and Executive Chairman of Clearco, Ms. Romanow has overseen the company’s disciplined, data-informed capital allocation strategy and growth into a technology-enabled financing platform, which has deployed more than $3.3 billion to over 11,000 companies across 13 countries.
àMs. Romanow is the co-founder of numerous technology companies, including SnapSaves, a mobile platform acquired by Groupon in 2014, and Buytopia, a leading Canadian e-commerce platform that she strategically guided to scale to more than two million subscribers and led through multiple acquisitions.
àMs. Romanow has built broad national visibility through her 12-year tenure as a judge and investor on Dragons’ Den (Canada’s Shark Tank), which reflects her expertise in consumer audiences, brand building, and entrepreneurship.
Professional Experience
àAthena North
•Founder and Managing Partner (since 2024)
àClearco (formerly Clearbanc)
•Board Observer (since 2025)
•Executive Chairman (2023-2025)
•Co-Founder and Chief Executive Officer (2015-2023)
àAshton Woods
•Director (since 2026)
àRHEI
•Director and Member of Audit and Compensation Committees (2020-2024)
àFreshii
•Director (2017-2021)
àWhistler Blackcomb (acquired by Vail Resorts in 2016)
•Director and Member of the Compensation and Corporate Governance & Nominating Committees (2015-2016)
àGroupon, Inc. (Nasdaq: GRPN)
•Head of Marketing (2014-2016)
àSnap by Groupon (formerly SnapSaves)
•Founder (2012-2014)
àBuytopia.ca
•Co-Founder (2011-2014)
àSears Canada
•Director of Corporate Strategy and Business Improvement (2009-2011)

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Director Nominee

HILARY A. SCHNEIDER
Independent Director
Age: 65
Director Since:
2010
Committees:
Compensation and
Executive

Other Public Company Directorships (past five years):
DigitalOcean, Inc.
(NYSE: DOCN)
(since 2020)

Sleep Number Corporation
(OTC: SNBRQ)
(2023-2026)

Getty Images, Inc.
(NYSE: GETY)
(2020-2026)

Education:
B.A., Economics, Brown University
MBA, Harvard University

Experience and Key Board Contributions
Ms. Schneider brings more than two decades of executive leadership experience, including several CEO positions, guiding and scaling consumer technology companies through strategic and digital transformation. Her expertise in building trusted consumer brands, driving customer engagement and scaling subscription-based businesses strengthens the Board's oversight of the Company's guest experience and long-term growth initiatives.
Career Highlights
àAs Chief Executive Officer of SimpliSafe, one of the nation’s leading residential security companies, Ms. Schneider leads a technology-enabled subscription business serving over six million customers. She oversees the company's strategy, product innovation, customer experience, and enterprise risk while driving long-term customer engagement and retention.
àDuring her service as President and later Chief Executive Officer of LifeLock, Ms. Schneider led the company's transformation into the market leader in consumer identity protection by expanding its subscription-based business model, strengthening its trusted consumer brand and driving sustained momentum. She successfully guided the company through its public company evolution and positioned LifeLock for its $2.3 billion acquisition by Symantec, delivering significant value to shareholders.
àAs Chief Executive Officer of Shutterfly, an online photography and custom image-printing company, Ms. Schneider oversaw a family of consumer brands spanning photography, personalized products, and home décor, supported by a vertically integrated manufacturing platform across six production and fulfillment facilities. She guided the company through the post-COVID recovery, spearheading a strategic portfolio transformation that included the execution of the approximately $225 million acquisition of Spoonflower, a global design marketplace, which doubled Shutterfly's total addressable market and expanded the company's reach into new consumer categories, positioning the business for sustained growth.
àAt Yahoo!, Ms. Schneider led large-scale digital commerce, strategic partnerships, marketing and customer acquisition initiatives across one of the world's largest consumer internet platforms at the time, advancing innovation during a pivotal period in the evolution of digital advertising and online commerce.
Professional Experience
àSimpliSafe, Inc.
•Chief Executive Officer (since 2025)
àShutterfly, Inc. (former Nasdaq: SFLY)
•Chief Executive Officer (2020-2023)
•Senior Advisor (2023-2025)
àWag! Group Company (OTC: PETXQ)
•Chief Executive Officer (2018-2019)
àLifeLock, Inc. (former NYSE: LOCK)
•Chief Executive Officer (2016-2017)
•President (2012-2016)
àYahoo! (former Nasdaq: YHOO)
•Executive Vice President, Yahoo! North America (2010)
•Global Partner Solutions, Local Markets and Commerce divisions (2006-2010)
àKnight Ridder, Inc. (former NYSE: KRI)
•Various leadership roles (2002-2005), including CEO of Knight Ridder Digital, before moving to co-manage the newspaper and online business
àRed Herring Communications
•President and Chief Executive Officer (2000-2002)
àTimes Mirror Company (former NYSE: TMC)
•Various leadership roles (1990-2000), including President and CEO, Times Mirror Interactive and General Manager, The Baltimore Sun

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Director Nominee

D. BRUCE SEWELL
Lead Independent Director
Age: 68
Director Since:
2013
Committees:
Audit
Executive
Nominating & Governance

Other Public Company Directorships (past five years):
British American Tobacco p.l.c.
(NYSE: BTI)
(effective January 2027)

C3.ai, Inc.
(NYSE: AI)
(since 2017)

Education:
B.S., Lancaster University
J.D., The George Washington University Law School

Experience and Key Board Contributions
Mr. Sewell brings more than three decades of leadership experience helping some of the world's most innovative companies navigate periods of rapid technological change, global expansion, and business transformation. Through his senior executive roles at Apple and Intel, he developed deep expertise in technology strategy, governance, cybersecurity, privacy, intellectual property, and enterprise risk management, supporting the Board's oversight of long-term strategy, innovation, and risk.
Career Highlights
àAs Senior Vice President, General Counsel and Secretary of Apple, Mr. Sewell served as a key legal advisor to executive leadership during a period of extraordinary financial growth and innovation for the company. He oversaw a department of approximately 900 employees and all of the company's legal matters, spanning antitrust compliance, intellectual property, encryption, global security operations, and customer privacy.
àMr. Sewell previously served as Senior Vice President and General Counsel at Intel Corporation, where he led the company’s legal, compliance, and government affairs functions and advised on regulatory matters and complex strategic transactions. His experience includes supporting Intel’s $884 million acquisition of Wind River Systems, which contributed significantly to the company’s strategic growth and value-creation priorities.
àEarlier in his career, Mr. Sewell served as a litigation partner at Brown & Bain, a technology-focused law firm, where he specialized in intellectual property and antitrust matters, advising innovative companies on complex legal issues.
Professional Experience
àApple, Inc. (Nasdaq: AAPL)
•Senior Vice President, General Counsel and Secretary (2009-2017)
àIntel Corporation (Nasdaq: INTC)
•Senior Vice President and General Counsel (2005-2009)
•Vice President, General Counsel (2004-2005)
•Vice President, Legal and Government Affairs and Deputy General Counsel (2001-2004)
•Senior Attorney (1995-2001)
àBrown & Bain, P.C.
•Litigation Partner (1989-2005)

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Director Nominee

PETER A. VAUGHN Independent Director Age: 62 Director Since: 2013 Committees: Nominating & Governance (Chair) Audit Education: B.A., Business Economics, Brown University MBA, International Marketing, INSEAD
Experience and Key Board Contributions
Mr. Vaughn is a global marketing and brand strategy leader with more than two decades of experience building premium consumer brands and creating differentiated customer experiences. His deep expertise in brand management and engagement, product innovation, customer loyalty, and international marketing supports the Board's oversight of the Company's brand strategy, guest experience, and global growth.
Career Highlights
àMr. Vaughn is Founder and Director of Vaughn Advisory, where he advises leaders and organizations on global strategy, brand positioning, customer engagement, and business transformation. He brings more than 30 years of experience in branding, marketing, business strategy, and leadership, and provides executive coaching, strategy consulting, and boardroom advisory services.
àAs Senior Vice President and Head of International Consumer Products and Marketing at American Express, Mr. Vaughn led strategic marketing for the company's consumer card-issuing and network businesses across more than 160 countries, with responsibility for product innovation, brand strategy, communications, advertising, and global bank partner management. His experience as Chief Experience Officer of Avenues: The World School, a global private school network, further strengthens his perspective on designing premium customer experiences through the evolving expectations of families, a key customer demographic for Vail Resorts.
àEarlier in his tenure with American Express, he advanced the Company's payment-product innovation and global expansion initiatives, including the launch of its international credit card business, the American Express Gift Card and the global lounge strategy. As Chief Marketing Officer of Global Network Services, he redesigned the global marketing operating model to enhance productivity and effectiveness and established a new strategic positioning for the American Express network.
Professional Experience
àVaughn Advisory Group, LLC
•Founder and Managing Director (since 2015)
àAvenues: The World School
•Chief Experience Officer (2018-2020)
àAmerican Express Company (NYSE: AXP)
•Senior Vice President and Head of International Consumer Products and Marketing (2013-2014)
•Chief Marketing Officer, Global Network Services (2011-2013)
•Senior Vice President, Global Brand Management (2005-2011)
•Vice President of Marketing for the Travelers Cheque and Prepaid Services Group (2002-2004)
•Vice President and General Manager, Lending for Small Business Division (2001)
•Vice President, Acquisition and Advertising for Small Business Services (1999-2001)
•Vice President, International Product Development, Consumer Services Group (1995-1996)
•European Head of Revolving Credit and Lending (1994-1999)
•Senior Director, European Product Development, Consumer Services Group (1992-1994)

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Background to the Solicitation
The summary below details the significant contacts and communications leading up to this solicitation between (a) the Company and Oasis beginning on April 29, 2025 through the date of this proxy statement; (b) the Company and Meyer, beginning on September 3, 2026 through the date of this proxy statement; and (c) certain other constituents.
On April 29, 2025, Oasis was connected to the Company’s Investor Relations team by email, and an introductory call was later arranged for May 6, 2025.
On May 6, 2025, the Company’s Investor Relations team met with representatives of Oasis to discuss the Company’s growth strategy and operating model. At this meeting, Oasis did not disclose whether it owned any shares of the Company.
On May 16, 2025, a Park City-based media outlet reported for the first time that Matthew Prince, the CEO of Cloudflare, was interested in acquiring Park City Mountain Resort from the Company. Since then, Mr. Prince has conducted other print media and podcast interviews and made dozens of social media posts and comments in which he is highly critical of the Company and regularly reiterates his desire to buy Park City Mountain Resort from the Company. In one such comment posted on X on March 18, 2026, Mr. Prince outlined the process through which he could buy Park City Mountain Resort, which began with “1. Find an activist to target Vail 2. Have them take over the Board…”
On May 27, 2025, the Company announced the Board’s decision that Rob Katz, then Executive Chairperson, would return as Chief Executive Officer, succeeding Kirsten Lynch after her three-and-a-half-year tenure. In the announcement, the Board highlighted Mr. Katz’s critical role in the development of Vail Resorts’ operations and long-term strategy and strong track record of driving innovation and executing consistent performance at the Company over the prior three decades, including his 16 years as Chief Executive Officer. During Mr. Katz’s first tenure as Chief Executive Officer, the Company delivered a total shareholder return of approximately 1200%.
Later on May 27, 2025, Oasis sent an email to the Company requesting a meeting with Angela Korch, Chief Financial Officer of the Company and/or Mr. Katz, to discuss the recent leadership changes and learn more about the future direction of the Company. Oasis claimed at the time that it was the Company’s seventh largest shareholder. The Company’s Investor Relations team offered a meeting with Ms. Korch and other members of the Company’s Investor Relations team.
On June 17, 2025, Ms. Korch and other members of the Company’s Investor Relations team met with representatives of Oasis and discussed the Company’s recent leadership transition, growth outlook, and operational execution. Management described Mr. Katz’s reappointment as CEO as a positive development and emphasized his experience, credibility, and ability to improve execution. Management reiterated its confidence in the Epic Pass model, the advance-commitment pricing strategy, and personalized customer offerings, while identifying pricing, ancillary products such as My Epic Gear and Ski & Ride School, operational efficiency initiatives, and selective value-accretive M&A as important sources of future value creation. The Company also highlighted significant recent investments in lifts and resort infrastructure.
The following day, on June 18, 2025, Oasis requested a follow-up meeting with management for July 7, 2025, and the meeting was scheduled.
On June 30, 2025, the Company received a letter from Schulte Roth & Zabel LLP (“Schulte”), Oasis’ legal counsel, informing the Company that Seth Fischer, founder and Chief Investment Officer of Oasis, intended to file a notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with both the Federal Trade Commission and the United States Department of Justice in connection with his intent, through Oasis, to acquire certain voting securities of the Company valued in excess of the $252.9 million threshold.
On July 7, 2025, Mr. Katz, Ms. Korch, and other members of the Company’s Investor Relations team met with representatives of Oasis, including Mr. Fischer, at the Company’s corporate headquarters in Colorado and discussed the Company’s long-term strategy. During the meeting, Oasis raised several potential ideas for revenue generation. Management responded that it was open to evaluating all ideas to increase revenue and had previously considered many ideas similar to those presented by Oasis. Management noted the importance of ensuring that ideas can be executed at scale without adversely impacting the guest experience. Oasis also inquired about the Company’s approach to influencer marketing and brand positioning; management responded that the Company’s plans for fiscal years 2026 and 2027 included reimagined approaches to both areas. During the same meeting, Oasis raised the topic of Board refreshment, noting that the Company had a number of directors with long tenure, and stated that it had identified five to seven potential independent candidates. Oasis offered only one candidate by name, Bob Chapek. Oasis stated that it sought to help recruit additional candidates rather than criticize the current Board. Oasis also stated that the Company should add a director with hospitality experience, and Mr. Katz agreed that adding a director with

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that expertise would be beneficial. Management reiterated the Board’s commitment to refreshment and willingness to hear suggestions and feedback from shareholders regarding Board composition.
On July 18, 2025, Mr. Katz, Ms. Korch, and another member of the Company’s Investor Relations team had a call with a representative of Oasis, who suggested that the Company consider engaging Mr. Chapek, either as a consultant or as a potential Board member, to provide advice regarding customer experience. Oasis also offered to fund a price-optimization engagement through a specified publicly traded company (“Company A”); specifically, Oasis noted that Mr. Fischer’s son was Chief of Staff to Company A’s Chief Executive Officer. Management agreed to contact Company A for a proposal and to evaluate it alongside other third-party options the Company was evaluating, but stated that it would not base any engagement decision on Oasis’ willingness to cover the expenses for a consulting arrangement with Company A. Management later received a proposal from Company A, but did not proceed with an engagement, instead electing to perform its 2026 pricing optimization work with internal and other external resources. Management also responded to Oasis’ broader pricing recommendations. Oasis concluded the call by stating that they would connect management with Mr. Chapek. However, Oasis did not follow up to make this introduction until August 2026.
On August 12, 2025, the Company announced Epic Friend Tickets, a new benefit for season-long pass holders. The program reflected the Company’s ongoing work to restore lift-ticket visitation and to rethink its approach to guest engagement and marketing, both of which were areas of focus management had discussed with Oasis at the July 7 and July 18, 2025 meetings.
On September 29, 2025, as part of the Board’s ongoing refreshment efforts, the Company announced that two incumbent directors, John Sorte, who had served on the Board since 1993, and John Redmond, who had served on the Board since 2008, would not stand for reelection at the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). Following these departures, the Board would comprise nine directors, eight of whom were independent.
Also on September 29, 2025, the Company reported fiscal 2025 results and outlined a comprehensive multi-year growth strategy focused on rebuilding lift-ticket visitation, modernizing guest engagement, and driving operational efficiencies.
On September 30, 2025, Oasis requested a meeting with the Company by email to discuss earnings.
On October 6, 2025, Mr. Katz, Ms. Korch and another member of the Company’s Investor Relations team met with representatives of Oasis. Oasis asked questions about the Company’s fiscal 2026 guidance, and raised concerns regarding negative publicity related to Park City, visa-related risk and the potential for additional labor disruption. Management shared positive labor developments and noted that the Company’s staffing would not be impacted by recent visa program changes. Oasis raised the topic of Mr. Prince and expressed surprise that he was continuing to seek support from an activist in furtherance of his desire to purchase Park City Mountain Resort. Oasis noted that the Company’s stock price had increased, the market appeared to support the Company’s strategy and the “hero CEO” (referring to Mr. Katz) had returned. Oasis also commended the recent Company announcement regarding Board refreshment. Oasis asserted during this meeting that its beneficial ownership of the Company’s common stock exceeded 5%, stated that it was satisfied with the Company’s strategy, and acknowledged the positive developments the Company had achieved.
On November 5, 2025, Mr. Katz, Ms. Korch and another member of the Company’s Investor Relations team met with a number of investors, including Oasis, for a general investor discussion at the Company’s Broomfield headquarters.
On November 21, 2025, the Company announced that Celeste Burgoyne, then President of the Americas and Global Guest Innovation at lululemon, had been appointed Executive Vice President and Chief Revenue Officer of the Company, effective January 26, 2026. The announcement highlighted Ms. Burgoyne’s proven leadership and long track record of driving growth and long-term guest loyalty and her deep appreciation for the connection between brand, guest experience, and revenue as critical to her role overseeing marketing, the guest journey and digital experience, and the majority of the Company’s revenue. The announcement also shared her family’s close connection to Whistler Blackcomb, the Company’s largest resort.
On November 24, 2025, the Katz Amsterdam Charitable Trust announced $3.2 million in grants to support mental health efforts in mountain communities. Mr. Katz co-founded the Trust and the Katz Amsterdam Foundation with his late wife, Elana Amsterdam, and together they have donated over $180 million to the Trust and the Foundation, which represents 99% of the proceeds of all sales of Vail Resorts common stock held by Mr. Katz. To date, the Katz Amsterdam Foundation has donated $34 million to support mountain resort communities, amongst other charitable donations.
On December 10, 2025, the Company reported first-quarter fiscal 2026 results. The Company reaffirmed its fiscal 2026 guidance and announced a 2026 capital plan of approximately $215 million to $220 million in core capital, including investments in gondola and lift upgrades, dining renovations and My Epic app enhancements. During the post-earnings release call, Mr. Katz provided an update on the Company’s marketing evolution, noting that increased paid media investment had driven an

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improvement in fall pass-sales trends from up 1% through Labor Day to up 6% post-Labor Day, and described new lift-ticket strategies including an advance-purchase discount designed to drive incremental lift ticket visitation.
On December 16, 2025, in a call scheduled to discuss first-quarter fiscal 2026 earnings, Oasis asked management for an update on the Company’s new marketing strategy. Management noted that increased year-over-year marketing spend had generated additional revenue. Oasis questioned the number of product categories and the market research supporting them, and management described efforts to restore lift-ticket growth and the Epic Friends program. Oasis also questioned the continued maintenance of fiscal 2026 guidance despite challenging early season conditions, and management reiterated that guidance assumed normal snowfall.
On January 15, 2026, the Company reported that season-to-date skier visits were down 20.0% and total lift revenue was down 1.8% compared with the prior year, driven by continued poor snowfall. The Company reported experiencing one of the worst early-season snowfalls in the western United States in more than 30 years, with snowfall at western resorts approximately 50% below the 30-year average.
On February 17, 2026, Oasis disclosed for the first time that it held more than 5% of the Company by filing a Schedule 13G with the SEC, reporting beneficial ownership of approximately 5.2% of the Company’s outstanding shares as of December 31, 2025. The filing certified that the shares were acquired and held in the ordinary course of business and were not acquired for the purpose of, and did not have the effect of, changing or influencing control of the Company.
On March 9, 2026, the Company reported second-quarter fiscal 2026 results. Among other things, the Company confirmed that its Resource Efficiency Transformation Plan, which was announced in September 2024 to improve organizational effectiveness and scale for operating leverage as the Company grew, was on track to deliver $106 million of annualized cost efficiencies, representing a $6 million increase above the original two-year plan.
On March 16, 2026, Mr. Katz purchased 37,500 shares of the Company’s common stock for an aggregate purchase price of approximately $4.94 million. As of October 16, 2026, Mr. Katz beneficially owned 290,201 shares of the Company’s common stock.
On March 17, 2026, the Company held an Investors’ Conference at which it presented its long-term growth strategy and financial outlook to investors, analysts, and shareholders, including a representative of Oasis. The Company outlined five strategic growth priorities: driving lift revenue through holistic pass and lift-ticket optimization; growing ancillary revenue, including through the transformation of the gear rental experience under the My Epic Gear platform; differentiating the guest experience through technology, talent, and on-mountain investments; executing the Resource Efficiency Transformation Plan; and disciplined network expansion. The Company reported record-high guest satisfaction scores during the season despite the historically challenging weather conditions.
On April 23, 2026, the Company provided a season-to-date update, noting that skier visits were down 14.9% and total lift revenue was down 5.6%. Management described the 2025/26 winter season as one of the most challenging in the Company’s history, citing record-low snowfall and historically warm temperatures across the western United States.
On May 15, 2026, Oasis filed an amendment to its Schedule 13G with the SEC, disclosing beneficial ownership of approximately 7.9% of the Company’s outstanding shares as of March 31, 2026. The filing again certified that the shares were held in the ordinary course of business and were not acquired for the purpose of changing or influencing control of the Company.
On June 3, 2026, the Company invited Oasis to a call with management after the upcoming earnings call. The meeting was scheduled for June 12, 2026, but was rescheduled to June 30, 2026.
On June 8, 2026, the Company reported third-quarter fiscal 2026 results. The Company noted that new lift-ticket products and marketing initiatives showed early positive results, with lift-ticket visitation meaningfully outperforming the industry. During the post-earnings release call, Mr. Katz reported that the Company achieved record guest experience scores during the season, including year-over-year increases at every resort in the Rockies, and noted that the Company’s U.S. lift-ticket visitation had outperformed the rest of the industry.
On June 18, 2026, Semafor published an article claiming that the Company was working with takeover defense bankers to help assess its vulnerabilities. The article noted that no activist investors had made a formal play for the Company but identified several activists as known skiers and reported that chatter had been building for months that an activist might surface. The article also described Mr. Prince’s interest in purchasing Park City Mountain Resort, reporting that Mr. Prince had recently told a local Colorado newspaper that he was willing to invest $500 million in the resort, had received calls from activist investors about the Company and believed the Company should pursue an asset-light model.

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Later in the day on June 18, 2026, Semafor published a second article identifying Oasis as the activist “considering mounting a proxy fight at Vail Resorts that would seek to shake up the company’s board and explore selling off Vail’s mountains.”
On June 19, 2026, the Company emailed Oasis seeking a call to discuss the Semafor articles.
On June 24, 2026, the Company released an episode of the “Epic By Nature” podcast, led by Mr. Katz. In the episode, Mr. Katz described the Company’s owned and operated integrated network of 42 world-class resorts as the heart of its business model, stating that the network made the Epic Pass possible and would allow the Company “to innovate across our resorts in a way that uniquely elevates the guest experience and allows us to better market to our guests, whether for lift tickets or passes.” Mr. Katz described a fundamental shift in the ski industry, with future value creation opportunities focused on enhancing the guest experience, and he highlighted the Company’s opportunities across gear, ski school, dining, and talent. Addressing calls to divest Park City Mountain Resort, Mr. Katz stated that selling one of the Company’s most iconic resorts and the largest resort in the United States would eliminate many of the strategic benefits of the network. Mr. Katz also noted that the Company does not own Park City Mountain outright, but rather operates under a 300-year lease, so does not have the right to sell the resort. Mr. Katz also explained the challenges with divesting any individual resort, including unfavorable tax treatment and the unwinding of integrated systems, platforms, and cost structures. Mr. Katz reiterated that the Company remains focused on operational excellence and strategies to drive value going forward through the guest and employee experience.
On June 30, 2026, Mr. Katz, Ms. Korch and another member of the Company’s Investor Relations team met with Oasis. Oasis refuted the content of the June 18, 2026 Semafor article and noted that Semafor had contacted Oasis shortly before publication and that Oasis did not respond. The discussion focused primarily on the Company’s marketing strategy. In response to Oasis’ questions regarding the level and effectiveness of marketing investment, Company representatives discussed the Company’s increased marketing spend along with diversified and expanded marketing channels, its data-driven approach to targeting and measuring incremental returns, and its approach to paid social and real-time content. Company representatives also discussed the Company’s focus on resort-specific messaging and highlighting the guest experience, including events, après, food and beverage, ski school, gear and the Company’s app.
On July 14, 2026, the Company announced its Epic Experience strategy, a multi-year roadmap to drive future growth through offering an exceptional experience that drives loyalty and visitation. The announcement detailed the Company’s focus on five experience pillars: reimagining rentals with My Epic Gear; elevating lessons with Epic Ascent high-touch concierge support for private lessons and connected ski and ride school through the My Epic app for group lessons; setting a new standard for guest engagement through every interaction; raising the bar on mountain food; and investing in top talent to drive excellent guest service.
Also on July 14, 2026, The Wall Street Journal published an interview with Mr. Katz. In the interview, Mr. Katz described the Company’s strategic pivot away from its historical growth model of acquiring resorts and expanding Epic Pass sales, noting that pass sales had plateaued and North American next-season pass sales through May were approximately 10% lower than the prior year, and toward a “best-in-class” guest-experience strategy leveraging the Company’s network of worldwide resorts. Mr. Katz reiterated the Company’s new offerings, including premium concierge-coordinated ski lessons, higher-quality food at existing price points and streamlined rental equipment services. Addressing Mr. Prince’s calls to divest Park City Mountain Resort, Mr. Katz noted that no shareholders had proposed such a divestiture, and that ownership and direct operation of the Company’s resorts were essential to executing the guest-experience improvements.
On July 28, 2026, the Company announced to employees the next phase of the Resource Efficiency Transformation, focused on deploying artificial intelligence to simplify work, drive innovation, improve outcomes, and create capacity for employees to focus on elevating the guest experience.
On July 30, 2026, as part of its ongoing Board refreshment efforts and following an extensive search process to identify a highly skilled candidate with current executive-level hospitality expertise, the Company announced the appointment of William J. Hornbuckle, Chief Executive Officer and President of MGM Resorts International, to the Board. Mr. Hornbuckle brought more than 35 years of experience in hospitality, resort operations, marketing, strategy, and large-scale integrated resort management.
On August 3, 2026, Mr. Katz had dinner with Mr. Fischer. During the dinner, Oasis raised several ideas to improve the Company’s operations. Mr. Katz noted that many of the ideas raised by Oasis had been diligently evaluated in the past, and after thorough analysis, the ideas were ultimately put aside due to scalability, operational complexity and a myriad of other business considerations. Mr. Katz emphasized that Oasis’ feedback was consistent with the Company’s broader strategic vision to improve the Company’s performance. Mr. Fischer advocated for additional Board refreshment, specifically highlighting Mr. Chapek again as a potential director candidate. Mr. Fischer also expressed interest in potentially joining the Board himself. Oasis acknowledged recent Board refreshment efforts, yet expressed a preference for more new perspectives.

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On August 9, 2026, Mr. Fischer contacted Mr. Katz to arrange an introduction to Mr. Chapek. Mr. Katz scheduled a meeting with Mr. Chapek for August 13, 2026.
On August 11, 2026, the advance notice window for shareholder nominations of director candidates at the 2026 Annual Meeting opened pursuant to the Company’s bylaws.
On August 13, 2026, Mr. Katz met virtually with Mr. Chapek. Mr. Chapek highlighted his experience as a prior executive of Disney that he considered relevant to the Company’s business and guest experience strategy. Mr. Chapek also shared that his forthcoming book, Behind the Castle Walls: My Thirty Years at the Happiest Place on Earth, would cover his time as CEO of Disney and might be controversial. Mr. Chapek said that he would not want to be involved in an activist fight.
Later on August 13, 2026, Mr. Fischer emailed Mr. Katz to inquire about his meeting with Mr. Chapek.
On August 14, 2026, Mr. Katz responded and shared that the meeting went well.
On August 14, 2026, Oasis filed a second amendment to its Schedule 13G with the SEC, disclosing beneficial ownership of approximately 6.5% of the Company’s outstanding shares as of June 30, 2026. The filing again certified that the shares were held in the ordinary course of business and were not acquired for the purpose of changing or influencing control of the Company. Despite this Schedule 13G filing, Oasis would later disclose, in the Oasis Nomination Notices (defined below) and a Schedule 13D filed on September 16, 2026, that as of July 24, 2026, Oasis had ceased to beneficially own 5% of the Company’s outstanding stock.
On August 18, 2026, a representative of Oasis emailed Mr. Katz to introduce him to an individual (“Candidate A”) as a potential Board candidate, citing the individual’s leadership experience at major consumer-facing companies and his service on several public company boards.
On August 21, 2026, Mr. Fischer emailed Mr. Katz requesting that the Company extend the director nomination window (that would otherwise expire under the Company’s advance notice bylaws on September 10, 2026) until September 25, 2026.
On August 24, 2026, Mr. Katz called Mr. Fischer to better understand Mr. Fischer’s request to extend the director nomination window. Mr. Fischer expressed his view that the Company should move more quickly on its strategy, and suggested that adding new directors could help accelerate that progress. Mr. Fischer stated that he had requested an extension of the director nomination deadline to allow additional candidates identified by Oasis to be considered, acknowledging that these discussions ideally should have begun several months earlier. Mr. Katz responded by highlighting the significant changes already implemented over the prior 15 months, which reflected the Board’s proactive and decisive approach to governance, strategy, and leadership, including a CEO transition; appointment of a new Chief Revenue Officer; Board refreshment, with two long-tenured directors stepping down at the last annual meeting and the appointment of Bill Hornbuckle, CEO of MGM, to the Board in August; a revamp of marketing, product, and pricing strategies; delivery of over $100 million of cost savings; and the rollout of a new strategic plan revolving around the guest experience. Mr. Katz highlighted that almost every action the Company took in the last year was fully aligned with the feedback Mr. Fischer delivered to Mr. Katz in July 2025. Mr. Katz expressed concern about adding directors on an accelerated timeline. Mr. Katz explained that while he was taking the time to meet with each candidate proposed by Oasis, his views were just one step in the process. Mr. Katz noted that the Board has a well-developed process for searching for new directors and that any future search by the Board would involve evaluating any Oasis-referred candidates against other candidates identified to ensure that the Board was enhanced with the most highly qualified candidate. Mr. Fischer reiterated a preference for a faster timetable and for the Company to appoint two directors referred by Oasis. The discussion concluded with Mr. Katz expressing the Board’s continued willingness to meet with candidates referred to the Company by Oasis.
On August 26, 2026, Mr. Fischer emailed Mr. Katz recommending another individual (“Candidate B”) as a potential Board candidate, citing his experience across pricing, hospitality, governance, technology, and large-scale operations.
On August 26, 2026, Mr. Katz met with Candidate A to discuss his background and interest in Vail Resorts. During this call, Candidate A suggested that he was not interested in being involved in a proxy contest or serving on a dissident slate. Candidate A noted that Oasis had retained a recruiter to identify potential director candidates and that the recruiter had presented the opportunity to him as a Board refreshment effort. Candidate A emphasized that, beyond Oasis facilitating an introduction, he had no relationship with Oasis.
On August 28, 2026, Mr. Katz spoke with Candidate B to discuss his background and interest in Vail Resorts, who informed Mr. Katz that he had only recently met with Oasis.
On August 30, 2026, Mr. Fischer emailed Mr. Katz to inquire about Mr. Katz’s meetings with Candidate A and Candidate B.

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On August 31, 2026, Mr. Katz replied by email that he had nice meetings with both candidates.
On August 31, 2026, Mr. Fischer again requested an extension of the nomination window.
Later on August 31, 2026, Mr. Prince appeared on a radio show based in Park City, Utah and reiterated his desire to purchase Park City Mountain Resort. During the interview, Mr. Prince was highly critical of the Company’s business model and labeled himself as a “crazy person . . . willing to come in and invest in a ton of money.” The next day, Mr. Prince posted on X, stating “Turns out I can cause trouble for Vail without even Tweeting!”
On September 1, 2026, Mr. Katz requested to schedule a call with Mr. Fischer for September 2, 2026.
On September 2, 2026, the Board met to discuss Mr. Katz’s meetings with Mr. Chapek, Candidate A and Candidate B. The Board also considered Oasis’ request for a waiver of the nomination deadline and weighed the risks of Oasis nominating directors and a potential proxy contest. Upon the recommendation of the Nominating & Governance Committee, the Board determined that it would not be advisable to provide a waiver solely to Oasis without publicly announcing and extending the nomination deadline for all shareholders and, given that the deadline had been publicly known since October 2025, shareholders were not disadvantaged by being required to comply with it. The Board also concluded that Oasis’ stated objective in requesting the waiver, to allow time for the rapid appointment of two candidates referred by Oasis, was not in the best interest of shareholders. The Board determined that the interests of all shareholders would be better served by continuing the Board’s own robust and ongoing search process for a new independent director, to ensure a broad pool of candidates and input from more than just one shareholder into the Board’s composition. The Board decided that it would include individuals referred by Oasis in its ongoing search process, and that Mr. Katz would continue to meet with any additional candidates referred by Oasis as a first step in that process. At this Board meeting, Sue Decker informed the Board that she would not be standing for reelection at the 2026 Annual Meeting after eleven years of service in order to manage her total number of board commitments following her decision to join two additional boards in the past year. As a result, the Board approved reducing its size to nine members, effective at the 2026 Annual Meeting. The Board also determined it was important to publicly disclose that it had an active search underway for a new independent director and the timing of such search to allow for feedback from all shareholders regarding the Board’s refreshment efforts.
Later on September 2, 2026, the Board issued a press release announcing Ms. Decker’s decision not to stand for reelection at the 2026 Annual Meeting and that the Board was conducting a search for an additional independent director with the assistance of a leading independent executive search firm. The Board further announced that it would be reduced to nine members at the 2026 Annual Meeting and that it expected to complete its search process and increase the Board from nine to ten members in early 2027.
After the press release was issued on September 2, 2026, Mr. Katz called Mr. Fischer to discuss the Company’s press release and convey that the Board had determined not to extend the nomination window for Oasis, as the Board concluded that it was not in the best interest of shareholders to forego its search and the input of other shareholders and appoint two of Oasis’ candidates. Mr. Fischer expressed disappointment with the decision, arguing that it would be straightforward for the Board to meet with Oasis’ proposed candidates quickly and determine whether they were appropriate. Mr. Katz stated that the Board felt that it could attract a wider array of candidates through its search process. Mr. Katz stated that it was unclear why Oasis was so attached to those particular individuals, apart from having suggested them. Mr. Katz also noted that the Board had duties to all shareholders and had concerns about allowing a single shareholder to dictate Board composition when other shareholders may also have views on Board refreshment. Mr. Katz stated that by making its director search public, the Company could take into account a variety of perspectives, including those of Oasis. Mr. Katz confirmed that the Board intended to include the individuals referred by Oasis in the ongoing search process.
On September 3, 2026, Meyer attempted to contact Peter Vaughn, chair of the Board’s Nominating & Governance Committee, through a social media site, requesting a meeting regarding the Board’s ongoing search as publicly disclosed the day prior. Meyer’s message was filtered into a folder that Mr. Vaughn did not regularly monitor, and Mr. Vaughn was not aware of the communication until weeks later, after Meyer noted he had reached out to Mr. Vaughn in his completed director questionnaire.
On September 9, 2026, one day before the close of the advance notice window under the Company’s bylaws, Oasis delivered a letter to the Company, informing the Company that it intended to nominate three director candidates for election to the Board at the 2026 Annual Meeting in opposition to the Company Nominees recommended by the Board (the “First Oasis Nomination Notice”). The First Oasis Nomination Notice included three nominees: Robert A. Chapek, M. Ashton Hudson, and Bryce Roberts. The First Oasis Nomination Notice disclosed for the first time to the Company that Oasis beneficially owned, in the aggregate, approximately 4.9% of the Company’s outstanding shares, below the 6.5% beneficial ownership Oasis had previously reported on

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its Schedule 13G filing, as amended most recently on August 14, 2026, and had ceased to beneficially own 5% of the Company’s outstanding stock as of July 24, 2026.
On the same day, the Company also received a separate nomination notice from Meyer, who nominated himself to stand for election at the 2026 Annual Meeting (the “Meyer Nomination Notice”). Before submitting the Meyer Nomination Notice, Meyer had not engaged with the Company beyond the above-referenced attempt to reach Mr. Vaughn and a separate email to the Company’s Investor Relations email address to obtain contact information for the Company’s Corporate Secretary.
On September 9, 2026, Candidate A emailed Mr. Katz in follow up to their August meeting. On September 10, 2026, Mr. Katz responded and suggested that the Company would connect Candidate A with the executive search firm supporting the Board’s active search.
On September 10, 2026, Oasis delivered an amended version of the First Oasis Nomination Notice (the "Second Oasis Nomination Notice" and, together with the First Nomination Notice, the "Oasis Nomination Notices") that included a fourth nominee, Picabo Street ("Ms. Street", together with Messrs. Chapek, Hudson, and Roberts, the "Original Oasis Nominees"). Candidate A and Candidate B were not included in the Oasis Nomination Notices.
On September 11, 2026, the Company issued a press release confirming receipt of the Oasis Nomination Notices from Oasis and the Meyer Nomination Notice from Meyer, and reiterated that the Board is engaged in an active, fulsome search for a new independent director. The Company noted that the Board’s recommended slate of nominees would be included in the Company’s proxy statement filed with the SEC. The Board decided to issue this press release to allow for an open and transparent dialogue with other shareholders regarding the Board’s approach to Board refreshment and the Oasis and Meyer nominees.
Later on September 11, 2026, Mr. Prince posted on X a GIF from the 1980s television series “The A-Team” stating, “I love it when a plan comes together” in reply to a post regarding the Oasis nominations.
On September 14, 2026, a member of the Company’s Investor Relations team contacted Meyer to schedule an initial meeting between herself, Meyer, and Ms. Korch in light of his submission of the Meyer Nomination Notice. In advance of the meeting, which was scheduled for September 18, 2026, a member of the Company’s Investor Relations team requested that Meyer complete the Company’s questionnaire for directors and director nominees as part of the Company’s ordinary process for evaluating director candidates.
On September 15, 2026, Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), as counsel to the Company, sent a letter (the “Nomination Response Letter”) to McDermott Will & Schulte LLP (“McDermott”), Oasis’ legal counsel, in response to the Oasis Nomination Notices. The letter noted that the Company had undertaken an initial review and requested additional information and documentation from Oasis and the Original Oasis Nominees, including a description of any agreements, arrangements or understandings between Oasis and any other person, including Mr. Prince, with respect to the nominations of the Original Oasis Nominees. On behalf of the Board’s Nominating & Governance Committee, the Company also requested that each Original Oasis Nominee complete and sign the Company’s questionnaire for directors and director nominees to enable the Board to review their qualifications and independence, and stated that it would like to begin scheduling interviews with the Original Oasis Nominees within the following two weeks.
On September 16, 2026, Oasis and the Original Oasis Nominees (collectively, the “Original Oasis Group”) jointly filed a Schedule 13D with the SEC, disclosing beneficial ownership of 6.2% of the Company’s common stock, and additional economic exposure of approximately 1.3% of the Company’s outstanding stock through cash-settled swaps. The filing disclosed the purpose of Oasis’ nominations as seeking fresh perspectives to help improve “Vail’s guest experience, pricing strategy, marketing effectiveness, and the fuller utilization of its hospitality assets.”
On September 17, 2026, Oasis delivered to the Company a demand to inspect certain books and records of the Company pursuant to Section 220 of the General Corporation Law of the State of Delaware (the “DGCL”), for the stated purpose of communicating with the Company’s shareholders in connection with the 2026 Annual Meeting (the “Oasis Demand Letter”).
On September 18, 2026, Ms. Korch and a member of the Company’s Investor Relations team met with Meyer to discuss his rationale for nominating himself. Meyer expressed support for the Company’s long-term strategy, including the owner-operator model and the Epic Pass. Ms. Korch explained the Board’s existing refreshment process and indicated she would discuss his candidacy with the Board and provide next steps.
Between September 18 and September 30, 2026, Skadden and McDermott exchanged correspondence to arrange interviews with the Original Oasis Nominees. Although the Company explicitly requested interviews by September 29 in the Nomination

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Response Letter, none of the Original Oasis Nominees offered to make themselves available before October 1, 2026, and Ms. Street only provided availability during the week of October 12 due to “business reasons,” representing almost a full month delay from the Company’s initial request.
On September 22, 2026, McDermott, on behalf of Oasis, responded to the Nomination Response Letter. Oasis provided completed director questionnaires for each Original Oasis Nominee. Each questionnaire asked whether the nominee had any agreement, arrangement or understanding with any person, including Mr. Prince, with respect to their respective nominations as directors of the Company. Ms. Street disclosed that Mr. Prince, whom she knew personally, introduced her to Oasis and that she consulted with Mr. Prince about her nomination. Mr. Roberts stated on his director questionnaire that he had no personal or professional relationship with Mr. Prince “that could be relevant in assessing [his] candidacy.” Mr. Roberts did not disclose that he has a regular public dialogue with Mr. Prince on X, including a September 2021 post in which Mr. Roberts shared a picture of himself with Mr. Prince and referred to Mr. Prince as an “old friend.” Mr. Roberts also did not disclose on his questionnaire that he was introduced to Oasis by Mr. Prince (which he later disclosed in his interview).
In his questionnaire, Mr. Hudson disclosed that he had been “identified and approached by Oasis as a potential nominee on April 13, 2026.” Inexplicably, Oasis did not introduce Mr. Hudson to the Company in August 2026, when it referred Mr. Chapek, Candidate A, and Candidate B to the Company.
Each of Mr. Hudson, Mr. Roberts, and Ms. Street also disclosed in their questionnaires that they had entered into a Nomination Agreement with Oasis Investments II Master Fund Ltd., which included a one-time fee for each nominee of $50,000 following submission of Oasis’ notice of intent to nominate and an additional $50,000 upon filing of a preliminary proxy statement naming the nominee, with the after-tax proceeds of each fee to be invested in the Company’s common stock within five calendar days of receipt.
In his response to the questionnaire, Mr. Chapek disclosed that on July 28, 2026 he entered into a letter agreement with Oasis Management Company Ltd. (the “Chapek Agreement”) under which he agreed to provide consulting and advisory services to Oasis in connection with its investment in the Company and to serve as a member of the Oasis slate of nominees and as a director if elected. Mr. Chapek attached a form of the Chapek Agreement to his questionnaire response and highlighted the following as the material terms: (I) a consulting fee of $100,000 per month from July 28, 2026 through the completion of the 2026 Annual Meeting; (ii) if Mr. Chapek is elected, a $500,000 forgivable loan from Oasis to be used to purchase Company common stock; (iii) reimbursement of documented and reasonable out-of-pocket expenses; (iv) indemnification by Oasis against certain third-party claims relating to his role as a nominee or the solicitation; and (v) a standstill under which Mr. Chapek agreed not to acquire Company securities during the term of the agreement.
On September 22, 2026, the Original Oasis Group filed an amendment to its Schedule 13D with the SEC, disclosing that it beneficially owned approximately 7.4% of the Company’s outstanding shares.
On September 23, 2026, Meyer submitted his completed Company director questionnaire to a member of the Company’s Investor Relations team and Ms. Korch. Meyer disclosed in his questionnaire that on September 2, 2026, he contacted Oasis regarding his intent to nominate himself to the Board but that he had no further communications with Oasis.
On September 24, 2026, Skadden delivered a response letter to McDermott with respect to the Oasis Demand Letter. The Company agreed to make available to Oasis such information referred to in the Oasis Demand Letter that was then available and that a shareholder was entitled to examine under Section 220 of the DGCL. As a condition to production, the Company required Oasis to execute a confidentiality agreement in the form enclosed with the response and to deliver payment of the Company’s production costs, and on September 28, 2026, the Company and Oasis executed said agreement.
On September 24, 2026, the Board held its regularly scheduled quarterly meeting. At the meeting, the Board discussed the Board’s process for interviewing and evaluating the Original Oasis Nominees and Meyer. The Board also discussed the available information regarding the background, profile, and skills of the Original Oasis Nominees and Meyer. The Board then discussed shareholder engagement and shareholder feedback regarding board composition, the risks and expense of a proxy contest, and potential pathways to mitigate the risk of a proxy contest. At the conclusion of the regular Board meeting, the independent directors of the Board met in executive session to discuss the Board’s approach to the Oasis and Meyer nominations and Board refreshment and composition.
On September 28, 2026, the Company reported fiscal 2026 results, which reflected the impact of the historically challenging winter season. The Company provided fiscal 2027 guidance reflecting an expected recovery, and highlighted transformative lift upgrade investments planned at Park City Mountain. During the post-earnings call, Mr. Katz described the Company’s Epic Experience strategy as “our company-wide commitment to delivering the most exceptional and differentiated experience in skiing and riding.”

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On September 29, 2026, the Original Oasis Group filed a second amendment to its Schedule 13D with the SEC, disclosing that it beneficially owned approximately 9.0% of the Company’s outstanding shares.
On September 29, 2026, Messrs. Katz and Vaughn met with and interviewed Meyer as part of the Board process to consider his nomination for election as a director at the Annual Meeting.
Between September 29 and October 6, 2026, Mr. Katz and Ms. Korch met with shareholders on the West Coast and East Coast as part of the Company’s standard investor engagement program. During these meetings, the Company discussed its fiscal 2026 results, strategy to drive sustainable growth and shareholder value, and actions taken over the preceding 18 months to enhance the guest experience, marketing, and sales. In the course of these discussions, shareholders provided feedback regarding the Board’s refreshment and composition.
Between October 7 and October 8, 2026, Messrs. Katz and Vaughn met with and interviewed each of the Original Oasis Nominees, other than Ms. Street (who would not make herself available for an interview prior to October 12, 2026), as part of the Board’s process to consider their respective nominations for election as a director at the Annual Meeting.
On October 12, 2026, the Board (including all members of the Nominating & Governance Committee) met to discuss and evaluate: (i) the Original Oasis Nominees, (ii) Meyer, and (iii) the current members of the Board, excluding Sue Decker (who previously informed the Board she will not stand for reelection at the Annual Meeting), in order to determine whom the Board should recommend shareholders elect at the Annual Meeting. In advance of the Board meeting, the Board carefully reviewed all information available to it regarding all of the director nominees, including disclosures in the director questionnaires completed by all of the director nominees, disclosures provided by Oasis with respect to the Original Oasis Nominees set forth in the Oasis Nomination Notices, disclosures provided by Meyer with respect to himself set forth in the Meyer Nomination Notice, a summary of the key findings set forth in background investigation reports prepared by a third-party firm on each of the Original Oasis Nominees and Meyer. The Board had a robust discussion at this meeting and posed questions to the Company’s counsel regarding the matters discussed.
Since Ms. Street would not make herself available any earlier than October 12, 2026 for an interview, the Board determined to call another Board meeting for October 13, 2026 before making a final recommendation with respect to the election of the Company Nominees, the Original Oasis Nominees and Meyer.
On October 13, 2026, just one day after the earliest date Ms. Street was available for an interview, Oasis filed a preliminary proxy statement with the SEC relating to its nomination of the Original Oasis Nominees, noting it beneficially owned approximately 9.6% of the Company’s outstanding stock and had additional economic exposure of approximately 1.1% of the Company’s outstanding stock through cash-settled swaps.
Five hours after Oasis filed its preliminary proxy statement, Mr. Prince appeared on a pre-recorded ski industry podcast. Mr. Prince reiterated his long-standing objective to acquire Park City Mountain Resort. Mr. Prince stated that he had financing available to acquire Park City Mountain Resort and promoted a proposal under which the Company would sell the resort to him. Mr. Prince discussed the Oasis nominations to the Board, stated that he knew certain dissident nominees, specifically highlighting Ms. Street, and suggested that changes to the Board could influence the Company’s strategic direction. Mr. Prince laid out how the Original Oasis Nominees might change the Company’s direction, stating that they could influence Mr. Katz, get Mr. Katz to return his phone calls, or replace Mr. Katz.
On October 13, 2026, the Board and the Nominating & Governance Committee held a joint meeting and after hearing feedback from Messrs. Katz and Vaughn following their interview with Ms. Street and based on the Board’s deliberations at its October 12 meeting, the Board determined by unanimous vote of all directors present not to recommend to shareholders any of the Original Oasis Nominees or Meyer for election to the Board and instead recommend that shareholders elect a nine-person Board consisting of the Company Nominees. In arriving at this decision, the Board considered a number of factors, including, among other things, the following:
•With the exception of Mr. Chapek, the Original Oasis Nominees and Meyer do not possess relevant industry experience or have professional experience at the breadth and scale required for oversight of a multi-billion dollar public company with approximately 50,000 employees operating in the U.S. and multiple foreign jurisdictions.
•While Mr. Chapek possessed relevant industry experience, the Board had concerns regarding the circumstances surrounding his termination from Disney and that during Mr. Chapek’s interview, he did not demonstrate thoughtful reflection regarding the shortcomings and challenges of his tenure as CEO. Further, the Board had concerns regarding Mr. Chapek’s decision to serve on the board of Masimo during a period in 2024 when ISS described that board’s governance as “firmly among the most troubling of any modern public company,” as well as Mr. Chapek’s current service

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on another board of a company founded by the former founder, chairman, and CEO of Masimo, all of which raised questions regarding Mr. Chapek’s ability to drive strong corporate governance in the interest of all shareholders. When asked in his interview about the 2024 ISS report on Masimo, Mr. Chapek downplayed the significance of the ISS commentary. The Board also had concerns about Mr. Chapek’s decision to write a tell-all book on his time as CEO and a director of Disney, which may call into question his ability to protect the confidentiality of Board deliberations and decisions. The Board also questioned whether Mr. Chapek could represent the interests of all shareholders independently given the significant compensation he is currently receiving from Oasis for his advisory services. Further, in his interview Mr. Chapek did not demonstrate basic knowledge about the Company’s services, products, and strategic initiatives, including its recent announcements relating to Epic Experience. Finally, the Board had concerns that in his first interview with Mr. Katz, Mr. Chapek represented that he would not be part of a contested activist fight, and was not forthcoming about the fact that he had already entered into the July 28, 2026 Chapek Agreement with Oasis, under which he had contractually committed to Oasis “to be nominated to join the new Board of the Company” and to be an active participant in a full proxy fight.
•Mr. Roberts and Ms. Street were introduced to Oasis by Matthew Prince, raising questions regarding potential conflicts of interest and whether Mr. Prince advanced those candidates because he believes they will best serve his objective of forcing a sale of the Company’s interest in Park City Mountain to him. Mr. Roberts and Ms. Street were introduced to Oasis approximately one week before their nominations. Based on this timeline and interviews of both candidates, the Board had concerns about whether Oasis diligently evaluated Mr. Roberts and Ms. Street’s background, skills, qualifications for the Board, and whether the nominees, neither of whom has prior public company board experience, fully appreciate the scope of the responsibilities and fiduciary duties associated with a public company director role. In their interviews, neither candidate demonstrated basic knowledge about the Company’s services, products, and strategic initiatives, including its recent announcements relating to Epic Experience, causing the Board to question the level of rigor and commitment they brought to their potential directorships.
•Mr. Roberts was also introduced to Oasis by the President and COO of a Vail Resorts competitor, raising further questions regarding potential conflicts of interest.
•In his interview, Mr. Hudson represented that his experience as a small-business entrepreneur owning and operating a pest control company would add value to the Company’s management of costs and that the Board would benefit from his capital allocation experience. However, when pressed, Mr. Hudson could not articulate any specific strategies or perspectives on the Company’s cost structure or capital allocation approach that he would change, despite having said he thought the Board needed help in both of these areas. Further, the Board also questioned why, despite having identified Mr. Hudson in April of 2026, Oasis never referred him to the Company as a candidate prior to nominating him.
•The Original Oasis Nominees and Meyer do not have the experience, background, and skills necessary to be incrementally valuable to the Board at this time and the Company Nominees are better positioned to serve the long-term interests of the Company’s multiple stakeholders, including shareholders, employees, and communities in which the Company operates, and adding any one of the Original Oasis Nominees or Meyer to replace an existing director could cause disruption to the Board and its ability to execute its strategy.
On October 19, 2026, the Company filed its preliminary proxy statement for the Annual Meeting.
On October 23, 2026, Oasis delivered a supplement to the Oasis Nomination Notices, which updated Oasis' ownership as of the Record Date and noted its hiring of a proxy solicitor. Oasis did not otherwise indicate any change in intent to reduce the number of directors it planned to nominate at the Annual Meeting.
On October 26, 2026, Oasis and the Company entered into a non-disclosure agreement (the "Oasis NDA").
On October 30, 2026, the Oasis NDA expired in accordance with its terms.
On October 30, 2026, one of the Company's largest shareholders, Ron Baron on behalf of Baron Capital, issued a public statement indicating Baron Capital planned to vote in favor of all of the Company Nominees, supported the Company's strategy, did not believe the Original Oasis Nominees would serve the best long-term interests of the investors and strongly opposed their candidacies. Mr. Baron went on to say, "I also have serious concerns about Oasis' coordination with Matthew Prince. I believe Prince's self-interested demand that the Company sell him Park City, one of its most iconic mountains, is short-sighted and destructive to long-term shareholder value. That alone taints my view of anyone Oasis recommends for the Board, including Bob Chapek. Vail Resorts' opportunity is in using the full power of its network of irreplaceable resorts, not dismantling it."

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Shortly thereafter on October 30, 2026, the Company filed a definitive proxy statement for the Annual Meeting, including its recommendation that shareholders not vote for any of the Original Oasis Nominees or Meyer for election to the Board and instead vote FOR ALL nine of the Company Nominees. The Company also issued a public letter noting that it had filed a definitive proxy statement and expressing its confidence in the Board, leadership, and strategy to deliver long-term shareholder value. In the letter, the Company also highlighted its concerns with Oasis' collaboration with Mr. Prince in constructing its slate of nominees and questioned the true motives behind Oasis' campaign given Mr. Prince's clear agenda that he would like an activist to take over the Board and sell him the Company's Park City Mountain Resort.
Also on October 30, 2026, Mr. Meyer filed a preliminary proxy statement in connection with the Annual Meeting.
Later on October 30, 2026, Oasis filed a revised preliminary proxy statement indicating that it planned to withdraw Mr. Roberts and Ms. Street as nominees and only seek the election of the two remaining Oasis Nominees, Messrs. Chapek and Hudson, at the Annual Meeting. Shortly after this filing, the Company received notice of Oasis' withdrawal of Mr. Roberts and Ms. Street as nominees for election at the Annual Meeting.
On November 2, 2026, the Company filed this revised definitive proxy statement for the Annual Meeting to reflect Oasis' withdrawal of Mr. Roberts and Ms. Street as nominees for election at the Annual Meeting.

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CORPORATE GOVERNANCE

Corporate Governance Guidelines
The Board acts as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the Company’s shareholders. The Board is committed to a long-term strategy that drives growth and enhances shareholder value by focusing on areas with significant growth potential and leveraging our capabilities and scale to deliver exceptional experiences for our guests. The Board selects, advises, and oversees our management, who are responsible for the day-to-day operations and administration of the Company. The Board has adopted Corporate Governance Guidelines which, along with the charters of each of the committees of the Board and the Company’s Code of Ethics and Business Conduct (the "Code of Ethics"), provide the framework for the governance of the Company. A complete copy of the Company’s Corporate Governance Guidelines, the charters of the Board committees, and the Code of Ethics for directors, officers, and employees may be found in the "Governance" section of the Company’s website at investors.vailresorts.com.
The Company has adopted meaningful policies, including stock ownership guidelines for non-employee directors and executive officers to help align their interests with those of our shareholders, an overboarding policy placing limits on the number of public company directorships held by our directors and Chief Executive Officer, an anti-hedging policy for all directors and executive officers, and a clawback policy applicable to executive officers for both cash and equity-based incentive awards.
Board Leadership and Lead Independent Director
Currently, the positions of Chairperson of the Board and Chief Executive Officer of the Company are held by Mr. Katz. Mr. Katz is considered a non-independent director. When the Chairperson of the Board is a non-independent director, the independent directors elect an independent director to serve in a lead capacity. Mr. Sewell serves as our Lead Independent Director.
The Board believes that one leader serving as Chairperson of the Board and Chief Executive Officer, together with an experienced and engaged Lead Independent Director, is the most appropriate leadership structure for the Board at this time. This structure results in one leader being directly accountable to the Board and, through the Board, to shareholders.

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Specific duties of the Chairperson of the Board and the Lead Independent Director are:

Chairperson of the Board	Lead Independent Director

àSetting the agenda for Board meetings with the Lead Independent Director	àPresiding over meetings of the Board at which the Chairperson is not present, including executive sessions of independent directors
àHaving the authority to call special meetings of the Board and such other duties assigned to the Chairperson under the Company’s Bylaws	àHaving the authority to call meetings of the independent directors
àServing as a liaison between the Board and Senior Management	àServing as the presiding director for purposes of all rights and duties assigned to the presiding director under the Company’s Bylaws, including the right to call special meetings of the Board
àMonitoring the content, quality, and timeliness of information sent to the Board	àServing as principal liaison on Board-wide issues between the independent directors and the Chairperson
àActing as a source of institutional knowledge	àApproving meeting agendas and meeting schedules for the Board
àBeing available to the Board for additional responsibilities as may be needed	àServing as the point of contact for communications from shareholders or other interested parties directed to the Lead Independent Director or the non-management directors or the Board as a group
àSuch other duties as set forth in the Charter of the Lead Independent Director (attached as Appendix A to the Corporate Governance Guidelines)
Director Elections
We hold an annual election of all directors for one-year terms. We also have a majority voting standard and a director resignation policy in uncontested director elections.
Director Nominations
The Nominating & Governance Committee considers and recommends candidates for election to the Board. The Nominating & Governance Committee also considers candidates for election to the Board, if any, that are submitted by shareholders. Each member of the Nominating & Governance Committee participates in the review and discussion of director candidates. In addition, members of the Board who are not on the Nominating & Governance Committee may meet with and evaluate the suitability of candidates. In making its selections of candidates to recommend for election, the Nominating & Governance Committee seeks persons who have achieved prominence in their field and who possess significant experience in areas of importance to the Company, as further described in the next section. The minimum qualifications that the Nominating & Governance Committee believes must be met for a candidate to be nominated include independence, wisdom, integrity, understanding and general acceptance of the Company’s corporate philosophy, business or professional knowledge and experience that can bear on the Company’s and the Board’s challenges and deliberations, proven record of accomplishment with excellent organizations, inquiring mind, willingness to speak one’s mind, ability to challenge and stimulate management, future orientation, willingness to commit time and energy, and international/global experience.
Most recently, we were pleased to welcome William J. Hornbuckle to serve on our Board in 2026. Mr. Hornbuckle brings more than 25 years of experience in the global hospitality, gaming, and entertainment industries, including his service as Chief Executive Officer and President of MGM Resorts International. His extensive experience overseeing large-scale resort operations, strategic growth initiatives, customer loyalty programs, and international expansion efforts provides valuable insights as we continue to execute our long-term growth strategy and enhance our guest experience offerings. His addition to our Board underscores our commitment to aligning Board skills and experience with the Company's strategic priorities.
The Nominating & Governance Committee of the Board is currently conducting a search for an additional independent director with the assistance of a leading independent executive search firm. The Board currently expects to complete that process and a corresponding increase in the size of the Board to ten members in early 2027. Shareholders who wish to submit candidates for consideration by the Nominating & Governance Committee for election at an annual or special meeting of shareholders should

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submit the candidate’s name and qualifications, including the candidate’s consent to serve as a director of the Company if nominated by the Committee and so elected, by mail to: Corporate Secretary, Vail Resorts, Inc., 390 Interlocken Crescent, Broomfield, Colorado 80021. The Nominating & Governance Committee applies the same standards in considering candidates submitted by shareholders as it does in evaluating candidates submitted by members of the Board. The Nominating & Governance Committee recommended the Company Nominees for election at this year’s Annual Meeting.
Information with Respect to Director Nominees
The Nominating & Governance Committee is committed to maintaining an independent Board that reflects a broad mix of skills, knowledge, perspective, leadership, and experience, which we believe enhances the effectiveness of the Board's oversight of the Company's strategy and operations. The Nominating & Governance Committee has determined that the Board will be composed of individuals who meet the highest possible personal and professional standards. Our director nominees should have broad experience in management, policymaking and/or finance, relevant industry knowledge, current consumer experience at scale, business creativity, vision, and demonstrate a strong track record delivering in evolving marketing and technology landscapes. They should also be committed to enhancing shareholder value and should be able to dedicate sufficient time to effectively carry out their duties.
The Nominating & Governance Committee considers the following specific characteristics in making its nominations for our Board: independence, wisdom, integrity, understanding and general acceptance of the Company’s corporate philosophy, business or professional knowledge and experience that can bear on the Company’s and the Board’s challenges and deliberations, proven record of accomplishment with excellent organizations, inquiring mind, willingness to speak one’s mind, ability to challenge and stimulate management, future orientation, willingness to commit time and energy, and international/global experience. Many factors are considered by the Nominating & Governance Committee when determining the eligibility of candidates for nomination as director. The Nominating & Governance Committee does not have a formal diversity policy; however, in connection with the annual nomination process, the Nominating & Governance Committee considers the diversity of candidates to ensure that the Board is composed of highly-qualified individuals with a broad range of experiences and backgrounds who can contribute to the Board’s overall effectiveness in carrying out its responsibilities.
The Nominating & Governance Committee believes it is important to use a broad range of practices to ensure effective board composition and refreshment, with a balance between short-, medium-, and long-tenured directors. The Nominating & Governance Committee nominates new directors from time to time so the Board reflects a broad mix of skills, knowledge, perspective, leadership, and experience among directors in order to ensure the Board has the ability to perform its oversight function effectively, which we believe enhances oversight abilities of the Company's strategy and operations.
At the Annual Meeting, director nominees will stand for election for one-year terms, expiring at the 2027 Annual Meeting.
Determinations Regarding Independence
Under the Company’s Corporate Governance Guidelines, a majority of the Board must be composed of directors who are independent, as determined based on the independence standards of the New York Stock Exchange's ("NYSE") Listed Company Manual. In accordance with our Corporate Governance Guidelines and the NYSE’s listing standards, the Board has adopted categorical standards of director independence to assist it in making determinations of independence of Board members. These categorical standards of director independence are available in the "Governance" section of the Company’s website under "Governance Documents" at investors.vailresorts.com. The Board has affirmatively determined that each of the Company Nominees, other than Mr. Katz, is "independent" under the NYSE’s listing standards and the categorical standards of director independence adopted by the Board.
The Board also determined that Messrs Redmond and Sorte, each of whom did not stand for reelection at the 2025 Annual Meeting, and Ms. Decker, who will not be standing for reelection at the 2026 Annual Meeting, were independent under these standards.
Meetings of the Board
The Board held a total of five meetings during fiscal 2026. Each of our then-serving directors attended at least 75% of the meetings held by the Board and Board committees on which they served during the fiscal year. In accordance with our Corporate Governance Guidelines, directors are invited and encouraged to attend our Annual Meeting of Stockholders. All of our then-serving directors attended our 2025 Annual Meeting of Stockholders.

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Executive Sessions
The non-management directors’ practice is to meet in executive session following the conclusion of each regularly scheduled quarterly Board meeting to discuss such matters as they deem appropriate and, at least once a year, to review the Compensation Committee’s annual review of the Chief Executive Officer and the Chairperson. These executive sessions are chaired by the Lead Independent Director. Interested parties, including our shareholders, may communicate with the Lead Independent Director and the non-management directors by following the procedures under the heading "Communications with the Board" below.
Communications with the Board
The Board has adopted a formal process by which interested parties, including our shareholders, may communicate with the Board, the Lead Independent Director, or the non-management directors as a group. Additional information on communicating with our Board is available in the "Governance" section of the Company’s website at investors.vailresorts.com.
Shareholder Engagement
Engagement with our shareholders is a core component of our approach to governance and long-term value creation. We are committed to maintaining ongoing, transparent dialogue with investors and actively seeking their perspectives throughout the year. Regular, proactive engagement is central to understanding investor viewpoints, addressing concerns, and building enduring trust.
During fiscal 2026, the Company engaged directly with shareholders representing 70% of our outstanding shares. Our multi-faceted approach included direct one-on-one meetings, small group discussions, quarterly earnings calls, and regular investor events, highlighted by our annual investor conference. We also issued regular press releases throughout the year to provide real-time insight into season-to-date performance and strategic execution. Beyond these touchpoints, we provided detailed public disclosures on governance practices, executive compensation, and sustainability initiatives, and maintained up-to-date information on our investor relations website to ensure shareholders have access to timely and relevant information. These deliberate efforts yielded valuable insights that continue to inform our strategic priorities and governance practices.
As we enter fiscal 2027, we remain committed to maintaining an open and constructive dialogue with our investors and to demonstrating measurable progress against our strategic priorities. We will continue providing regular updates on operational initiatives and we believe that regular engagement, thoughtful consideration of investor feedback, and disciplined execution are essential to creating sustainable long-term value for our shareholders.
Code of Ethics and Business Conduct
The Company has adopted a Code of Ethics that applies to all directors, officers, and employees, including its chief executive officer, chief financial officer, chief accounting officer and controller, and all persons performing similar functions. In addition to making the Code of Ethics available to directors, officers, and employees, it is available in the "Governance" section of the Company’s website under "Governance Documents" at investors.vailresorts.com.
We make the Code of Ethics available to directors, officers, and employees, and convey our expectation that every director, officer, and employee read and understand the Code of Ethics and its application to the performance of each such person’s business responsibilities, including, but not limited to:
àFostering an ethical culture: speaking up, seeking guidance, and voicing concerns, investigations and discipline, and non-retaliation
àRespect in the workplace and workplace conduct: anti-harassment and discrimination, human rights, inclusion, protecting personal information, and health and safety
àFairness and ethics in business dealings: anti-bribery and corruption, antitrust and fair competition, conflicts of interest, and insider trading
àBeing responsible stewards to our communities and environment: community impact, environmental leadership, and political activities and contributions
We require our year-round employees, as well as certain seasonal employees, to complete a Code of Conduct training on an annual basis. This annual requirement includes training on various topics, such as financial integrity, ethical leadership, and anti-harassment. In fiscal 2026, the training was completed by 97% of this employee base.

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Our Code of Ethics uses principles-based guidance to alert directors, officers, and employees to potential conflicts of interest. Under the Code of Ethics, a conflict of interest occurs when an individual’s personal, social, financial, or political interests conflict with their loyalty to the Company. Our policy under the Code of Ethics provides that even the appearance of a conflict of interest where none actually exists can be damaging and should be avoided. If any person believes a conflict of interest is present in a personal activity, financial transaction, or business dealing involving the Company, then that person is instructed under the Code of Ethics to report such belief to an appropriate individual or department as identified in the Code of Ethics.
In the event the Company amends or waives any of the provisions of the Code of Ethics applicable to our chief executive officer, chief financial officer, or chief accounting officer and controller that relates to any element of the definition of “code of ethics” enumerated in Item 406(b) of Regulation S-K under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), the Company intends to disclose these actions on its website.
Risk Management
The Board believes that oversight of the Company’s overall risk management program is the responsibility of the entire Board and views risk management as an important part of the Company’s overall strategic planning process. The Board has delegated the regular oversight of the elements of the risk management program to the Audit Committee, and the Board receives periodic updates on individual areas of risk from the Audit Committee or members of senior management, as appropriate. The Board also periodically schedules a risk management agenda item for regular Board meetings, during which the Audit Committee or members of senior management report to and inform the Board of its risk management oversight activities. Senior management reports directly to the Audit Committee at each scheduled Audit Committee meeting and additionally as needed on the status of the Company’s risk management program.
As part of its risk oversight responsibilities, the Board and Audit Committee also oversee risks and opportunities associated with the use, development, and deployment of cybersecurity, data privacy, regulatory compliance, and artificial intelligence ("AI") technologies, and management provides the Board with periodic updates on governance practices in each of these areas. Because cybersecurity has been identified as a critical part of risk management at the Company, the Audit Committee receives at least quarterly updates from the Chief Information Officer regarding major cyber risk areas and recommended actions to address those risks.
The Company has a dedicated team responsible for leading enterprise-wide information security strategy, policy, standards, architecture, and processes. The Company's information security, privacy, legal, and compliance functions also collaborate, as appropriate, to assess and monitor risks associated with evolving regulatory developments, including on AI-enabled technologies. Management's oversight activities include evaluating controls designed to promote the safe, secure, and responsible use of technology and to mitigate potential risks related to data protection, third-party AI solutions, and compliance with applicable laws and regulations. Further information regarding the Company's cybersecurity risk management, strategy, and governance is available in our Annual Report on Form 10-K filed on September 28, 2026.
In addition to the consistent management updates above, the Audit Committee has established an Internal Audit function to provide management and the Board with ongoing assessments of the Company’s risk management processes and systems of internal control. The Audit Committee also reviews the Company's policies and guidelines and inquires of management and our independent auditors about the Company’s processes for identifying and assessing risks and exposures and the steps management has taken to minimize such risks and exposures to the Company.
Compensation Risk Assessment
The Compensation Committee, with the assistance of an independent compensation consultant, reviewed the material compensation policies and practices for all employees, including executive officers. The Compensation Committee considered whether the compensation program encouraged excessive risk taking by employees at the expense of long-term Company value. Based upon its assessment, the Compensation Committee believes that the Company’s compensation program, which includes a mix of annual and long-term incentives, cash and equity awards, and retention incentives, does not present risks that are reasonably likely to have a material adverse effect on the Company.

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Committees of the Board
The Board has a standing Audit Committee, Compensation Committee, Executive Committee, and Nominating & Governance Committee. The charters for each of these committees, which have been approved by the Board, are available in the "Governance" section of the Company’s website under "Committee Charters" at investors.vailresorts.com. Following is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.
The Audit Committee
The Audit Committee is primarily concerned with the effectiveness of the Company’s independent registered public accounting firm, accounting policies and practices, financial reporting, and internal controls. The Audit Committee acts pursuant to its charter, and is authorized and directed, among other things, to:
àappoint, retain, compensate, evaluate, and terminate, as appropriate, the Company’s independent registered public accounting firm;
àapprove all audit engagement fees and terms, as well as all permissible non-audit service engagements with the independent registered public accounting firm;
àdiscuss with management and the independent registered public accounting firm and meet to review the Company’s annual audited financial statements and quarterly financial statements, including reviewing the Company’s disclosures under "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s annual and quarterly reports filed with the SEC;
àreview the internal audit plan and evaluate the performance, responsibilities, and staffing of the Company’s internal audit function at least annually;
àreceive and review periodic presentations from the internal audit senior executive regarding the results of completed internal audits and the identification and remediation of weaknesses in the Company’s internal control environment;
àreview reports by the independent registered public accounting firm describing its internal quality control procedures and all relationships between the Company, or individuals in financial reporting oversight roles at the Company, and the independent registered public accounting firm;
àestablish procedures, as required under applicable law, for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;
àmonitor the rotation of partners of the independent auditors on the Company’s audit engagement team as required by law;
àreview and approve transactions between the Company and any related persons in accordance with the Company’s Related Party Transactions Policy;
àconfer with management and the independent auditors regarding the effectiveness of internal control over financial reporting;
àoversee management’s efforts to monitor compliance with the Company’s programs and policies designed to ensure adherence to applicable laws and regulations and the Company’s Code of Ethics;
àoversee risk management with respect to cybersecurity, data privacy, artificial intelligence, and machine learning, including receiving and reviewing quarterly updates from the Company’s Chief Information Officer regarding major cyber risk areas and recommended actions to address such risks, as well as reviewing any other internal reports from management with respect to information technology and cybersecurity issues;
àoversee risk management with respect to the Company's health and safety programming, initiatives, and goals, including receiving and reviewing regular updates from the Company's General Counsel regarding performance, material risks, opportunities, and developments, and other related matters;
àannually prepare a report as required by the SEC to be included in the Company’s annual proxy statement; and
àdiscuss policies with respect to risk assessment and risk management.
The members of the Audit Committee are Mr. Chambers, Chair, and Messrs. Sewell and Vaughn. The Board has determined that each of Messrs. Chambers and Sewell qualify as an "audit committee financial expert" as defined in the SEC’s rules and

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regulations adopted pursuant to the Exchange Act, and that all of the members of the Audit Committee are "independent" as defined by the NYSE’s listing standards and the rules of the SEC applicable to audit committee members. The Audit Committee held four meetings during fiscal 2026.
AUDIT COMMITTEE REPORT
Management is responsible for the Company’s accounting practices, internal control over financial reporting, the financial reporting process, and preparation of the consolidated financial statements. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB. The Audit Committee’s responsibility is to monitor and oversee these processes.
In this context, the Audit Committee has met and held discussions with management and the Company’s independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended July 31, 2026 were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed and discussed the consolidated financial statements with management and the Company’s independent registered public accounting firm, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements, and management’s assessment of the effectiveness of the Company’s internal control over financial reporting. The Audit Committee further discussed with the Company’s independent registered public accounting firm the matters required to be discussed under the applicable requirements of the PCAOB and the SEC, as well as the Company’s independent registered public accounting firm’s opinion on the effectiveness of the Company’s internal control over financial reporting.
The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and letter required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and the Audit Committee discussed with the Company’s independent registered public accounting firm, and were satisfied with, that firm’s independence from the Company and its management. The Audit Committee has also considered whether the Company’s independent registered public accounting firm’s provision of non‑audit services to the Company is compatible with the auditors’ independence.
The Audit Committee discussed with the Company’s internal auditor and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting. In addition, the Audit Committee meets with the internal auditor, with and without management present, to discuss the results of their examination and evaluation of the Company’s internal control over financial reporting. The Audit Committee has also reviewed and discussed Company policies with respect to risk assessment and risk management.
Based upon the Audit Committee’s discussion with management and the Company’s independent registered public accounting firm referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements as of and for the fiscal year ended July 31, 2026 be included in the Company’s Annual Report on Form 10‑K for the fiscal year ended July 31, 2026 for filing with the SEC.
Audit Committee
Reginald A. Chambers, Chair
D. Bruce Sewell
Peter A. Vaughn
The Compensation Committee
The Compensation Committee acts pursuant to its charter and is authorized and directed, among other things, to:
àreview and approve corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluate the Chief Executive Officer’s performance in light of those goals and objectives (including the Chief Executive Officer’s performance in fostering a culture of ethics and integrity), and, either as a committee or together with the other independent directors (as directed by the Board), determine and approve the Chief Executive Officer’s compensation level based on this evaluation;
àreview and oversee the evaluation of the performance of the executive officers of the Company other than the CEO and approve their total compensation, including annual base salary, short- and long-term incentive awards, and other

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perquisites or personal benefits, and any proposed severance arrangements or change in control and similar agreements/provisions, and any amendments, supplements, or waivers to the foregoing;
àoversee the Company’s overall compensation structure, policies, and programs for executive officers and employees, including assessing the incentives and risks arising from or related to the Company’s compensation programs and plans, and assessing whether the incentives and risks are appropriate;
àreview and approve the Company’s incentive compensation and equity-based plans and approve changes to such plans, in each case subject, where appropriate, to shareholder or Board approval, and review and approve issuances of equity securities to employees of the Company;
àreview, approve, and administer any compensation recoupment or clawback policies maintained by the Company, and as appropriate, review and recommend changes to any such policies to the Board from time to time;
àannually review and recommend to the Board compensation (including annual retainer and meeting fees) for non-employee members of the Board and committees of the Board, fix the terms and awards of stock compensation for such members of the Board, and determine the terms, if any, upon which such fees may be deferred;
àmaintain and annually review compliance with the Company's stock ownership guidelines for executives and non-employee directors;
àproduce a compensation committee report on executive officer compensation as required by the SEC, after the committee reviews and discusses with management the Company’s CD&A and consider whether to recommend that it be included in the Company’s proxy statement and annual report; and
àrecommend to the Board the frequency of the Company’s advisory vote on executive compensation and consider the results of such votes.
The members of the Compensation Committee are Ms. Rawlinson, Chair, Mr. Hornbuckle (as of September 24, 2026), and Mses. Decker, Knobloch, Romanow, and Schneider until the Annual Meeting, when the current term of Ms. Decker ends and she will no longer serve on the Board and Compensation Committee. The Board has determined that all members of the Compensation Committee are "independent" as defined by the NYSE’s listing standards. In addition, the Compensation Committee consists of "non-employee directors," within the meaning of Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee held four meetings during fiscal 2026.
Compensation Committee Processes and Procedures
The Compensation Committee meets as often as necessary to carry out its responsibilities. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer. The charter of the Compensation Committee grants the Compensation Committee sole authority, at the expense of the Company, to retain or to obtain advice from a compensation consultant, legal counsel, or other adviser to assist in the execution of the Compensation Committee’s responsibilities. The Compensation Committee is directly responsible for the appointment, compensation, and oversight of the work of any consultant or adviser retained and has authority to approve the fees and other retention terms. The Compensation Committee expects that it will seek advice from independent compensation consultants as it deems necessary on a periodic basis, but not necessarily annually, in order to determine that the Company’s compensation programs remain appropriate and consistent with industry practices. Prior to the retention of any compensation consultant, legal counsel, or any other external adviser, the Compensation Committee will assess the independence of such adviser from management, taking into consideration all factors relevant to such adviser’s independence, including factors specified in the NYSE listing standards.
During fiscal 2026, the Compensation Committee engaged Aon's Human Capital Solutions Practice, a division of Aon plc. ("Aon"), a multinational, multi-services insurance and consulting firm as its independent compensation consultant. Aon was retained by the Compensation Committee to review the Company’s executive and Board of Director compensation programs, including a competitive assessment against peers, and to perform a compensation program risk assessment.
In fiscal 2026, Aon was paid approximately $179,000 for these director and executive compensation consulting services provided to the Compensation Committee. During fiscal 2026, Aon and its affiliates also provided the Company with insurance services, health benefits, valuation services, and a pharmacy coalition membership. The decision to engage Aon and its affiliates for these additional services was made by management as part of the Company’s existing relationship with Aon concerning these services, and was not approved, or required to be approved, by the Compensation Committee or the Board. Professional fees for the foregoing additional services in fiscal 2026 were approximately $146,000, or 0.0009% of Aon's approximately $17 billion corporate revenues. The individuals at Aon that advise the Compensation Committee on executive compensation matters have no involvement in the other services provided to the Company by Aon and its affiliates, and the individuals at Aon advising the

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Compensation Committee report directly to, and are overseen by, the Compensation Committee. These individuals have no other relationship with the Company or management. The Compensation Committee has assessed the independence of Aon as required by the NYSE listing standards. The Compensation Committee reviewed its relationship with Aon and considered all relevant factors, and concluded that there are no conflicts of interest raised by the work performed by Aon and its affiliates.
Historically, the Compensation Committee has adjusted annual compensation, determined annual cash and equity awards, and established new performance objectives at one or more meetings held during the first quarter of the fiscal year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, at various times as needed throughout the year. Generally, the Compensation Committee’s process comprises of two related elements: the determination of compensation levels and the establishment of performance objectives for the fiscal year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the committee by the Chief Executive Officer. The Compensation Committee makes all final determinations regarding these awards, and none of our executive officers, including the Chief Executive Officer, are involved in the determination of their own compensation.
In the case of the Chief Executive Officer, the evaluation of the CEO's performance is conducted by the Compensation Committee, which determines any adjustments to the CEO's compensation as well as awards to be granted. The non-management directors’ practice is to meet in executive session following the Board meeting in September of each year to review and ratify the Compensation Committee’s annual review of the Chief Executive Officer. For all executives and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels, and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant.
The specific determinations of the Compensation Committee with respect to executive compensation for fiscal 2026 are described in greater detail in the CD&A of this proxy statement, as well as the narrative disclosure that accompanies the Summary Compensation Table and related tables in the Executive Compensation section of this proxy statement.
The Nominating & Governance Committee
The Nominating & Governance Committee acts pursuant to its charter and is authorized and directed to:
àmake recommendations to the Board regarding effective Board composition and refreshment, taking into consideration such factors as business or industry experience, financial or risk assessment expertise, the balance of tenure on the Board, diversity of perspectives, experience on other public company boards of directors, and other specific areas of expertise of each Board member;
àactively seek individuals qualified to become Board members for recommendation to the Board;
àretain and terminate any search firm to be used to identify candidates and to approve the search firm’s fees and other retention terms;
àidentify and recommend to the Board director nominees for the next annual meeting of shareholders and members of the Board to serve on the various committees of the Board;
àoversee the evaluation of the performance of the Board, each committee of the Board, and individual directors, and oversee the annual evaluation process, which may include Board self-assessments and/or the periodic engagement of a third party to conduct the evaluation;
àoversee and periodically review the Company's sustainability activities, including policies, initiatives, programming, disclosures, reporting, and engagement with key stakeholders related to sustainability matters, other than those related to the adequacy and effectiveness of the Company’s applicable internal controls related to such disclosures, which are overseen by the Audit Committee;
àreview and reassess the adequacy of the Corporate Governance Guidelines of the Company and recommend any proposed changes to the Board for approval;
àreview and present to the Board individual director candidates recommended for the committee’s consideration by shareholders and shareholder nominations for director that are made in writing to the Secretary of the Company in compliance with the Company’s Bylaws; and

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àworking with management, review and present to the Board shareholder proposals.
The members of the Nominating & Governance Committee are Mr. Vaughn, Chair, Ms. Rawlinson, and Mr. Sewell. The Board has determined that all members of the Nominating & Governance Committee are "independent" as defined by the NYSE’s listing standards. The Nominating & Governance Committee held five meetings during fiscal 2026.
The Executive Committee
The Executive Committee has all powers and rights necessary to exercise the full authority of the Board during the intervals between meetings of the Board in the management of the business and affairs of the Company, subject to certain limitations set forth in the charter of the Executive Committee. As of the Company's fiscal 2026 year end, the members of the Executive Committee were Messrs. Katz and Sewell, and Ms. Schneider. The Executive Committee held multiple discussions and conducted committee actions via unanimous written consent in lieu of any meetings during fiscal 2026.
Board and Board Committee Evaluation
Our Board reviews its performance and the performance of its committees on an annual basis. The objective of this review is to increase the effectiveness of the Board through the consideration of, among other things, Board composition and improved or alternative Board structures, organization, and processes.

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DIRECTOR COMPENSATION

Director Compensation for Fiscal 2026
The following table provides information concerning the compensation of our non-employee directors in fiscal 2026:

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	All Other Compensation ($)(4)	Total ($)

Reginald A. Chambers	120,000	220,316	20,340	360,656
Susan L. Decker(6)	97,500	220,316	16,126	333,942
Iris Knobloch	97,500	220,316	—	317,816
Nadia N. Rawlinson	116,467	220,316	—	336,783
John Redmond(5)	36,488	—	—	36,488
Michele Romanow	97,500	220,316	23,874	341,690
Hilary A. Schneider	103,967	220,316	15,356	339,639
D. Bruce Sewell	162,500	220,316	—	382,816
John F. Sorte(5)	43,608	—	—	43,608
Peter A. Vaughn	122,500	220,316	17,838	360,654
(1)Mr. Katz is a named executive officer for the Company's fiscal 2026. His compensation is included in the Summary Compensation Table in the Executive Compensation section of this proxy statement. Mr. Katz did not receive any additional compensation for his service on the Board. Mr. Hornbuckle commenced service on the Board in the Company's fiscal 2027 and therefore is excluded from the table.
(2)Consists of non-employee director annual retainers, and, if applicable, lead independent director fees, committee chair fees, and committee member fees, including any amounts the non-employee director elected to defer under our Deferred Compensation Plan as described further under "Nonqualified Deferred Compensation for Fiscal 2026" below. In fiscal year 2026, only Mr. Vaughn participated in the Deferred Compensation Plan. Cash compensation earned by each director in fiscal 2026 was as follows:

		Committees
Name	Board of Directors Board Service ($)	Audit Committee Service ($)	Compensation Committee Service ($)	Nominating & Governance Committee Service ($)	Executive Committee Service ($)	Total ($)

Reginald A. Chambers	85,000	35,000	—	—	—	120,000
Susan L. Decker	85,000	—	12,500	—	—	97,500
Iris Knobloch	85,000	—	12,500	—	—	97,500
Nadia N. Rawlinson	85,000	—	25,000	6,467	—	116,467
John Redmond(5)	30,258	6,230	—	—	—	36,488
Michele Romanow	85,000	—	12,500	—	—	97,500
Hilary A. Schneider	85,000	—	12,500	—	6,467	103,967
D. Bruce Sewell	125,000	17,500	—	10,000	10,000	162,500
John F. Sorte(5)	30,258	6,230	—	3,560	3,560	43,608
Peter A. Vaughn	85,000	17,500	—	20,000	—	122,500

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(3)The amounts in this column represent the aggregate grant date fair value of restricted share units ("RSUs") granted during fiscal 2026 computed in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718, excluding the effect of estimated forfeitures. As of July 31, 2026, each director listed in the table other than Mr. Redmond and Mr. Sorte held 1,563 unvested RSUs and Mr. Redmond and Mr. Sorte held 0 unvested RSUs.
(4)All other compensation for fiscal 2026 includes the following:

Name	Charitable Donations ($)(a)	Company-paid Lodging, Ski School Privileges and Discretionary Spending on Goods and Services ($)(b)	Total ($)

Reginald A. Chambers	—	20,340	20,340
Susan L. Decker	—	16,126	16,126
Iris Knobloch	—	—	—
Nadia N. Rawlinson	—	—	—
John Redmond(5)	—	—	—
Michele Romanow	—	23,874	23,874
Hilary A. Schneider	—	15,356	15,356
D. Bruce Sewell	—	—	—
John F. Sorte(5)	—	—	—
Peter A. Vaughn	—	17,838	17,838
(a)Represents the value of vacation packages donated to charity on behalf of a director under the Company’s charitable donations program. See below under "Limited Director Perquisites and Personal Benefits" for a description of this program.
(b)Represents the amounts reported during fiscal 2026 that were used by a director towards lodging, ski school privileges, and discretionary spending on services or goods at our properties for personal use under the Company’s Perquisite Fund Program. See below under "Limited Director Perquisites and Personal Benefits" for a description of this program. In accordance with SEC rules, the value of these benefits is measured on the basis of the estimated aggregate incremental cost to the Company for providing these benefits, and perquisites and personal benefits are not reported for any director for whom such amounts were less than $10,000 in the aggregate for the fiscal year.
(5)Mr. Redmond's and Mr. Sorte's board service ceased on December 9, 2025.
(6)Ms. Decker is not standing for re-election at the Annual Meeting.

Director Cash Compensation
Below are the annual cash fees for the Company's fiscal 2026 non-employee directors. There were no changes to the non-employee director compensation program effective for fiscal 2026. In addition, all directors received reimbursement of their reasonable travel expenses in connection with their fiscal 2026 service. As described further under "Nonqualified Deferred

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Compensation for Fiscal 2026" below non-employee directors are eligible to defer receipt of their annual cash retainers under the Deferred Compensation Plan.

Role	Annual Cash Fee ($)(1)

Board Member	85,000
Lead Independent Director	40,000
Audit Committee
Chairperson	35,000
Member	17,500
Compensation Committee
Chairperson	25,000
Member	12,500
Nominating & Governance Committee
Chairperson	20,000
Member	10,000
Executive Committee	10,000
Non-Executive Chairperson of the Board (if applicable)(2)	50,000
(1)    All fees are paid in quarterly installments and no additional per-meeting fees are paid.
(2)    The current Chairperson is an executive of the Company. Pursuant to the Company's non-employee director compensation program, the $50,000 non-executive Chairperson retainer does not apply.
Director Equity Compensation
The Company provides its non-employee directors with an annual grant of RSUs as determined each year by the Compensation Committee. The RSUs vest on the first anniversary of the grant date. For fiscal 2026, each non-employee director received RSUs with a grant date value of $220,316, consisting of 1,563 RSUs granted on September 30, 2025. The aggregate grant date fair value of these RSUs is set forth under the "Stock Awards" column of the Director Compensation Table and described in footnote 3 above. As mentioned above, there were no changes to the non-employee director compensation program effective for fiscal 2026.
Limited Director Perquisites and Personal Benefits
Non-employee directors receive benefits consisting of lodging, ski school privileges, and discretionary spending on services or goods at our resorts for personal use in accordance with the terms of the Company’s Director Perquisite Fund Program. Each director is entitled to an annual $40,000 allowance to be used at the Company’s resorts in accordance with such program, under which directors may draw against the account to pay for services or goods at the market rate. Unused funds in each director’s account at the end of each fiscal year are forfeited. In accordance with SEC rules, the value of these benefits is measured on the basis of the estimated aggregate incremental cost to the Company. For this purpose, perquisites do not include benefits generally available on a non-discriminatory basis to all of our employees, such as skiing privileges.
In addition, each year we allow each director to designate one charity as the recipient of a vacation package with a retail value of no more than $4,000 and to include only the same array of services that are eligible under the Company's Director Perquisite Fund Program. We also require that the package be given as part of a public event, dinner, or auction and that the Company receive appropriate credit and marketing presence.

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Table of Contents	DIRECTOR COMPENSATION
Stock Ownership Guidelines for Non-Employee Directors
Each non-employee director must own shares of our common stock equal to the greater of five times their annual cash retainer for Board service or $425,000 in value within five years of the date such director is elected or appointed to the Board. Directors are not permitted to sell any shares of common stock (except to pay the exercise price of a particular equity grant, if any, or taxes generated as a result of equity grants) until such time as the ownership guidelines have been satisfied and then only to the extent that such sales do not reduce such director’s ownership below the threshold requirement. Shares of common stock, stock owned in a directed retirement plan or IRA, and the intrinsic value of vested equity grants count as stock ownership for purposes of these guidelines. Unearned performance awards or unexercised stock options do not count toward meeting ownership requirements under our policy.

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TRANSACTIONS WITH RELATED PERSONS	Table of Contents
TRANSACTIONS WITH RELATED PERSONS

Related Party Transactions Policy and Procedures
We have adopted a written Related Party Transactions Policy that sets forth the Company’s policies and procedures regarding the identification, review, consideration and approval of "related party transactions." For purposes of our policy only, a "related party transaction" is a transaction, contract, agreement, understanding, loan, advance, or guarantee (or any series of similar transactions or arrangements) in which the Company and any "related person" are participants involving an amount that exceeds $120,000. Transactions involving compensation for services provided to the Company solely in their capacity as an officer or director by a related person are not covered by this policy. A related person is any executive officer, director, or more than 5% shareholder of the Company, or any immediate family member of an executive officer or director, including any entity in which such persons are an officer or 10% or greater equity holder.
Under the policy, where a transaction has been identified as a related party transaction, management must present information regarding the proposed related party transaction to the Chair of the Audit Committee, the full Audit Committee, or the Board for consideration and approval, depending upon the size of the transaction involved. In considering related party transactions, the Audit Committee, Audit Committee Chair, or the Board, as applicable, takes into account, among other things, the fairness of the proposed transaction to the Company and whether the terms of such transaction are at least as favorable to the Company as it would receive or be likely to receive from an unrelated third party in a comparable or substantially comparable transaction.
To ensure that our existing procedures are successful in identifying related party transactions, the Company distributed questionnaires to its directors and executive officers shortly following the end of the fiscal year, which included, among other things, inquiries about any transactions they have entered into with us.
During fiscal 2026 and through the date of this proxy statement, there were no related party transactions under the relevant standards described above.

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Table of Contents	MANAGEMENT
MANAGEMENT

The Company’s executive officers, as well as additional information with respect to such persons, are set forth below:

Name	Age	Position

Robert A. Katz	59	Chairperson of the Board and Chief Executive Officer
Celeste Burgoyne	52	Executive Vice President and Chief Revenue Officer
Angela A. Korch	47	Executive Vice President and Chief Financial Officer
Lynanne Kunkel	59	Executive Vice President, Chief Human Resources Officer & Chief Transformation Officer
William Rock	61	President - Mountain Division
Gregory Sullivan	55	Executive Vice President, Retail/Rental, Hospitality, and Food & Beverage
Julie A. DeCecco	54	Executive Vice President, General Counsel and Chief Public Affairs Officer
For biographical information about Mr. Katz, see "Director Nominees" above.
Celeste Burgoyne joined Vail Resorts in January 2026 as Executive Vice President and Chief Revenue Officer. She sits at the intersection of brand, guest experience and revenue and is focused on accelerating growth across Vail Resorts. In her role, she oversees the Company’s marketing function and leads all aspects of the guest journey and digital experience. Prior to joining Vail Resorts, Ms. Burgoyne served as President of the Americas and Global Guest Innovation for lululemon beginning in 2020. She joined lululemon in 2006 as the first General Manager of the U.S. business when there were less than 10 stores. Over nearly two decades, she played a key role in scaling the business and building the brand from its infancy to where it is today – more than 750 stores and over $10 billion in revenue globally. Prior to lululemon, Ms. Burgoyne spent 10 years at Abercrombie & Fitch during a time of significant growth. Ms. Burgoyne holds a bachelor’s degree from the University of San Diego.
Angela A. Korch has served as the Company’s Executive Vice President and Chief Financial Officer since December 2022 overseeing the financial health and business growth of 42 mountain resorts across four countries. Ms. Korch rejoined Vail Resorts from CorePower Yoga, a leading yoga studio operator in the U.S., where she served as Chief Financial Officer from May 2020 through December 2022. Prior to CorePower Yoga, Ms. Korch spent more than a decade at Vail Resorts in several leadership roles within the Finance organization. Most recently as Vice President of Corporate & Mountain Finance, she led impactful financial and capital allocation strategies, transformed core processes, and played an integral role in the integration of over 30 mountain resorts. Prior to Vail Resorts, from 2003 to 2010, Ms. Korch was an Assistant Portfolio Manager at Muzinich & Company. Ms. Korch is an experienced financial leader with expertise in strategic planning, financial analytics, investment management, and acquisitions and integrations. She earned her MBA in finance from NYU Stern School of Business, is a CFA charter holder, and has a BS degree from Cornell University.
Lynanne Kunkel has served as the Company’s Executive Vice President, Chief Human Resources Officer since May 2017 and Chief Transformation Officer since October 2024. As Chief Human Resources Officer, she has been instrumental in creating impactful leadership development programs and is passionate about driving the Company’s mission of creating the Experience of a Lifetime for employees, so they, in turn, can create the Experience of a Lifetime for our guests. As Chief Transformation Officer, she is leading the effort to create organizational effectiveness and scale as the Company grows and expands globally. Prior to joining the Company, Ms. Kunkel held global executive positions in human resources at the Whirlpool Corporation, including Senior Vice President of Global Human Resources, Vice President of Global Talent Development and HR Asia, and Human Resources Vice President of the North America region. From 1989 to 2009, Ms. Kunkel served in a number of roles at Procter & Gamble, most recently as HR Director of Global Home Care. Throughout her career, Ms. Kunkel has led all aspects of human resources to deliver enhanced business performance in areas that include: business HR, talent acquisition, talent management, leadership development, organizational effectiveness, and talent analytics. Ms. Kunkel is currently the Executive Chair for the Gartner CHRO Global Leadership Board and serves as an Advisor for the CEO of TeamSense, an HR Technology start-up. She also serves on the Development Advisory Board for Greenhouse Scholars, an education-focused non-profit, and

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MANAGEMENT	Table of Contents
previously served on the Board of Directors for United Way and Habitat for Humanity in Southwest Michigan. She earned her BS from Carnegie Mellon University.
William Rock has served as the Company’s President of the Mountain Division since May 2023. Prior thereto, Mr. Rock served as Company’s Executive Vice President of Mountain Operations from June 2021 to May 2023, and from September 2019 until June 2021 served as Senior Vice President and Chief Operating Officer of the Rocky Mountain region with oversight responsibility for Vail Mountain, Beaver Creek, Breckenridge, Keystone, and Crested Butte in Colorado as well as Park City Mountain in Utah. Prior to this role, Mr. Rock was Senior Vice President and Chief Operating Officer of Park City Mountain, a role he began in October 2014. After joining the Company as the Vice President and Chief Operating Officer of Northstar California Resort in 2010, Mr. Rock oversaw operations for the Company’s three resorts in the Tahoe region. Mr. Rock started his career in the mountain resort industry in 1996 at Bristol Mountain in New York as Director of Marketing and subsequently held several leadership roles in the industry. Mr. Rock's expertise within the ski industry spans three decades, encompassing a wide range of leadership and operational roles that have enhanced guest experiences, community partnerships, operations, and capital programs. He earned his BA from Clemson University.
Gregory Sullivan has served as the Company's Executive Vice President of Retail/Rental, Hospitality, and Food & Beverage since October 2022. Prior thereto, Mr. Sullivan served as the Company's Senior Vice President of Retail and Hospitality from June 2021 to October 2022. Mr. Sullivan joined the Company in September 2016 as Chief Operating Officer of Rental and Retail. Prior to joining Vail Resorts, Mr. Sullivan was the Senior Vice President of Global Business Transformation at Crocs, Inc. and before that he held numerous roles in a 20-year career with Walmart, culminating as a Division President, overseeing the Southeast Division based in Atlanta. Mr. Sullivan has previously served on the board of directors for SOS Outreach and as a council member of Executive Leadership Development for the American Diabetes Association. Mr. Sullivan has an extensive background in large-scale retail operations, business transformation, and strategic leadership focused on driving business growth and enhancing the customer experience. He received his MBA from the University of Denver and his BA from the University of Washington.
Julie A. DeCecco has served as the Company’s Executive Vice President, General Counsel, and Secretary since February 2024, overseeing legal, governance, compliance, internal audit, and environmental health and safety, and Chief Public Affairs Officer since October 2024, overseeing government and community relations, real estate, sustainability, and Vail Resorts’ corporate social responsibility platform, EpicPromise. She joined the Company in 2017 as Associate General Counsel and was promoted to Deputy General Counsel in 2018. In these roles, she supported the growth of the mountain division, including the acquisition and legal integration of 30 resorts, led legal support for the Company’s pass portfolio and advance commitment strategies, and was responsible for corporate governance. From 2018 to 2022, Ms. DeCecco also oversaw community relations. Prior to joining the Company, Ms. DeCecco was Vice President, Associate General Counsel at DaVita Inc., a global healthcare provider, and Director, Associate General Counsel at Oracle Corporation (formerly Sun Microsystems Inc.), a multinational computer technology company. Ms. DeCecco has extensive legal experience in corporate governance, mergers & acquisitions, litigation, and public affairs. She received her JD from the University of Colorado, Boulder, and her BA from the University of California at San Diego.

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Table of Contents	EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) describes our executive compensation program and the compensation-related decisions made for fiscal 2026 with respect to our named executive officers ("NEOs"). For purposes of this CD&A and the compensation tables and narratives that follow, the NEOs for fiscal 2026 were:

Fiscal 2026 Named Executive Officers

Robert A. Katz Chairperson of the Board and Chief Executive Officer	Angela A. Korch Executive Vice President and Chief Financial Officer	Celeste Burgoyne Executive Vice President and Chief Revenue Officer (1)

Lynanne Kunkel Executive Vice President, Chief Human Resources Officer & Chief Transformation Officer	William Rock President - Mountain Division

(1)Ms. Burgoyne commenced service as Executive Vice President, Chief Revenue Officer on January 26, 2026.
Company Performance Highlights
Despite one of the most challenging weather seasons in recent history across the Company's western U.S. resorts, fiscal 2026 net revenue was $2,838.2 million, a decrease of only $126.1 million, or 4.3%, compared to fiscal 2025. Net income attributable to Vail Resorts, Inc. was $147.5 million for fiscal 2026, a decrease of $132.5 million, or 47.3%, compared to net income attributable to Vail Resorts, Inc. of $280.0 million in fiscal 2025. The decrease was primarily due to decreased Mountain and Lodging segment operating results for fiscal 2026, primarily driven by decreased Local and Destination skier visitation as a result of record low snowfall and historically warm temperatures across the western U.S. negatively impacting visitation and spending throughout the season. Resort Reported EBITDA was $745.7 million for fiscal 2026, a decrease of $98.5 million, or 11.7%, compared to fiscal 2025. Pass revenue increased by 4% and the Company's Resource Efficiency Transformation mitigated weather-related impacts. For a reconciliation of the differences between Resort Reported EBITDA and the most directly comparable GAAP financial measures, see Appendix A of this proxy statement.

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àLift ticket visitation outperformed the broader U.S. ski industry despite challenging weather conditions across our western U.S. resorts, reflecting the strength of our differentiated resort network, new advanced-purchase lift ticket offerings, and continued evolution of our marketing approach.
àWe have continued to demonstrate the resilience of our business model and the value of our strategic initiatives, while advancing on our long-term growth strategy through the following actions:
•We continue to advance our growth strategy through expanded product offerings, a data-driven pricing approach, and enhanced marketing capabilities designed to deepen guest engagement. During fiscal 2026, we introduced new products across a wider range of price points and expanded our marketing reach through new channels and increased media investments, generating encouraging early results.
•Our multi-year resource efficiency transformation plan, which was announced in September 2024, remains on track to exceed our original target of $100 million of annualized cost efficiencies. We expect to deliver $25 million of incremental efficiencies in fiscal 2027, excluding one-time costs, resulting in approximately $110 million of annualized cost efficiencies by the end of fiscal year 2027. Our updated fiscal year 2027 outlook reflects the accelerated realization of $5 million from the next phase of our resource efficiency transformation plan due to certain technology transformation initiatives that were previously expected to be realized in fiscal 2028. In total, we expect the next phase of the plan to generate approximately $30 million of savings, including a portion of capital savings, with $5 million realized in fiscal 2027 and the remaining $25 million expected in fiscal 2028.
•We remain committed to investing in our resorts and guest experience and plan to complete our calendar year 2026 capital plan of approximately $215 million to $220 million, excluding growth capital investments at our European resorts, multi-year transformational investments, and real estate-related capital projects.
•We remain disciplined stewards of capital and continue to balance investment in our people; strategic, high-return capital projects, strategic acquisition opportunities, and returning capital to our shareholders through our quarterly dividend and opportunistic share repurchase program. We remain confident in the long-term cash flow generation capabilities of our business and the strength of our business model.
Executive Summary of our Executive Compensation Program
Our executive compensation program is designed to align the interests of our executives with those of our shareholders by linking a significant portion of their compensation to the achievement of specific performance goals that we believe drive the creation of shareholder value. The program rewards our executive officers for sustained, high-level performance over the short- and long-term as demonstrated by the achievement of measurable, company-wide performance metrics and individual contributions that are consistent with our overall growth strategy and attainment of goals. We compensate our executive officers with a combination of cash compensation (in the form of base salary and annual incentive compensation) and equity awards, as well as modest benefits and perquisites. Our compensation program has been structured to enhance our ability to achieve our short- and long-term strategic goals and to retain and motivate our executive officers and senior management to achieve such goals.
Key Objectives of Our Executive Compensation Program
Our executive compensation program is aligned with four key objectives:
àEmphasizing Pay-for-Performance. Emphasize pay-for-performance by tying annual and long-term compensation incentives to the achievement of specified performance objectives or overall stock performance.
àAttracting, Retaining, and Motivating. Attract, retain, and motivate talented executives who position us for long-term success. We have structured our executive compensation program to be competitive with compensation paid by comparable companies in the market for executive talent.
àRewarding Contributions and Creating Long-Term Value. We have structured our compensation program to recognize and reward the contributions of all employees, including executive officers, in achieving strategic goals and business objectives.
àAligning Executive Officers' Interests with those of Shareholders. Equity-based compensation constitutes a significant portion of our executive officers' overall compensation. We use equity as the primary form for long-term incentive opportunities to motivate and reward executive officers to achieve multi-year strategic goals and deliver sustained long-term value to shareholders. Using equity for long-term incentives creates strong, direct alignment between the interests of executive officers and those of our shareholders.

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Our Executive Compensation Program Emphasizes Pay-for-Performance
The Compensation Committee sets rigorous performance targets that are aligned with our strategic objectives and emphasize pay-for-performance by incentivizing our executive officers to drive superior results and long-term shareholder value. We align pay and performance in the following ways:
àAnnual Incentive Awards. Our Management Incentive Program, which provides for the award of annual cash incentive compensation, referred to in this CD&A as a "MIP award," is intended to focus our executive officers on the key corporate financial metrics that we believe drive our best long-term results. The NEOs’ annual cash incentive under this program fluctuates with our performance and the achievement of our annual goals as established by the Compensation Committee. For fiscal 2026, the Compensation Committee selected Resort Reported EBITDA (earnings before interest, taxes, depreciation, and amortization, as reported for our Mountain and Lodging segments combined) as the primary performance metric for the MIP.
àLong-Term Equity Awards. A significant portion of our NEOs’ total annual compensation opportunity is in the form of long-term equity incentive compensation, including stock appreciation rights ("SARs") and restricted stock units ("RSUs"), each of which generally vests ratably over three years. The value of both SARs and RSUs fluctuates with our stock price, and SARs have value only if our share price exceeds the exercise price. Consistent with our pay-for-performance philosophy and to further align the interests of our CEO with our shareholders, for fiscal 2026, the Compensation Committee approved approximately 50% of Mr. Katz's equity grants in the form of SARs with an exercise price that was 10% greater than the closing price of our common stock on the grant date ("Premium SARs"), with the remaining 50% in the form of time-based RSUs. Our other NEOs also generally receive a mix of SARs and RSUs, with approximately 50% of the award value delivered in each form. The SARs granted to NEOs other than Mr. Katz have an exercise price equal to the closing price of our common stock on the grant date and therefore do not include the additional performance hurdle associated with the Premium SARs granted to Mr. Katz.
àHigh Percentage of Compensation is Variable or "At-Risk." A significant percentage of our NEOs’ total target direct compensation is tied to performance-based incentives or appreciation in our stock price, and as executive officers attain greater levels of responsibility, the percentage of their total target compensation that is variable or "at-risk" increases. Our commitment to emphasizing variable and "at-risk" compensation is illustrated by the following charts for fiscal 2026:

CEO FISCAL 2026 TOTAL TARGET DIRECT COMPENSATION(1)	OTHER NEO FISCAL 2026 AVERAGE TOTAL TARGET DIRECT COMPENSATION(2)
(1)Reflects fiscal 2026 total target direct compensation approved by the Compensation Committee for the Company's CEO, Mr. Katz.
(2)Reflects fiscal 2026 average total target direct compensation approved by the Compensation Committee for our NEOs, excluding Ms. Burgoyne's one-time new hire cash sign-on bonus and one-time sign-on equity awards (which such awards are described further in this CD&A). Amounts reflect the pro-rated fiscal 2026 award opportunities provided under the terms of Ms. Burgoyne's employment agreement, which is described further in the Employment Agreements section below.
Our Executive Compensation Program has been Supported by Our Shareholders
At our annual meeting of shareholders held on December 9, 2025, approximately 97% of the votes cast on the advisory vote to approve our executive compensation were in support of the program. This reflected strong shareholder support of our executive compensation program and its emphasis on pay-for-performance. The Compensation Committee considered this support in deciding to maintain such executive compensation program structure for fiscal 2026.

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Effective Corporate Governance Reinforces Our Executive Compensation Program
The following features of our executive compensation program illustrate our commitment to good corporate governance practices:

What We Do	What We Don't Do

✓Annual Advisory Vote to Approve Executive Compensation. We provide our shareholders with an annual opportunity to cast an advisory vote on the compensation paid to our NEOs.
✓Significant Portion of Executive Compensation Is Variable and At-Risk. A significant portion of our NEOs’ total target direct compensation is variable and at-risk, tied to defined corporate and individual performance goals or stock price performance. For our CEO, fiscal 2026 equity grants were 50% performance-based in the form of the Premium SARs, which have an exercise price that is 10% greater than the closing price of our common stock on the grant date. Mr. Katz’s fiscal 2026 at-risk compensation was 74.9% of his total target compensation and our other NEOs' average fiscal 2026 at-risk compensation was approximately 73.4% of their total target compensation.
✓Significant Portion of Executive Compensation Delivered in the Form of Long-Term Equity-Based Incentive Grants. A significant portion of our NEOs’ compensation is composed of long-term equity incentive awards, consisting of SARs and RSUs, each of which generally vests over three years. In the last three fiscal years, an average of approximately 65.8% of our current CEO's and 63.7% of our other current NEOs’ total compensation has been in the form of long-term equity-based incentives.
✓Stock Ownership Guidelines. Our executive officers are subject to meaningful stock ownership guidelines, requiring that they hold a significant amount of our common stock, which helps to align their interests with those of our shareholders. Additionally, until an executive's applicable guideline is achieved, he or she is required to retain at least 75% of the net shares received from vesting of RSUs or exercise of SARs. Unearned performance awards and unexercised stock options and SARs do not count toward meeting ownership requirements under our policy. All of our NEOs are in compliance with this policy as of October 19, 2026.

✗No Excessive Perquisites. We provide our executive officers with limited perquisites, which are generally limited to a cash allowance for use at our owned and operated properties and which are designed to incentivize our executive officers to visit and use our resorts in order to make informed decisions regarding our business and the guest experience and provide relevant feedback concerning our properties and services.
✗No Tax Gross-Ups on Perquisites, except for Standard Relocation Benefits. We do not pay tax gross-ups on the limited perquisites that our executive officers receive, except in the case of standard relocation benefits available to all similarly situated employees.
✗No Excise Tax Gross-Ups. We do not pay excise tax gross-ups in connection with the change in control arrangements provided to our executive officers.
✗No Automatic Salary Increases or Guaranteed Bonuses. We do not guarantee annual salary increases or bonuses for any NEO and no employment arrangement with any NEO contains such provisions.
✗No "Single Trigger" Automatic Cash Payments, Benefits or Equity Vesting Upon a Change in Control. The change in control arrangements provided to our executive officers require a termination event (including a termination without "cause" or by the executive for "good reason") following a change in control before any cash-based payments or benefits are triggered.
✗No Hedging or Pledging. Those subject to our Insider Trading Compliance Program, including our executive officers, and directors, are prohibited from conducting short sales or using derivatives or other instruments designed to hedge against the risk of ownership of our securities or otherwise offset any decrease in the market value of our securities, including put and call options and collar transactions. The Insider Trading Compliance Program also prohibits directors and senior level employees, including our executive officers, from pledging shares of the Company’s stock or holding shares in a margin account as collateral for a loan.

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What We Do	What We Don't Do

✓Use of Tally Sheets. The Compensation Committee reviews tally sheets that provide information as to all compensation that is potentially available to our NEOs when evaluating executive compensation.
✓Annual Risk Assessment. The Compensation Committee, with the assistance of our independent compensation consultant, annually conducts a compensation risk assessment and, for fiscal 2026, determined that the Company’s compensation policies and practices, as well as the individual components thereof, do not create risks that are reasonably likely to have a material adverse effect on the Company.

✗No Equity Repricing. We expressly prohibit the repricing of underwater SARs without shareholder approval.
✗No Pension Plans or SERPs. We do not provide our executive officers with tax-qualified defined benefit pension plans or supplemental executive retirement plans.

Compensation Decision Process
Role of the Compensation Committee
The Compensation Committee is responsible for determining the compensation of our executive officers, including our NEOs. The Compensation Committee establishes the Company's compensation philosophy and objectives; determines the structure, components, and other elements of the executive compensation program; and reviews and approves the compensation of the NEOs. The Compensation Committee structures the executive compensation program to accomplish key compensation program objectives in accordance with the Company's compensation philosophy. The Compensation Committee makes all final determinations regarding executive compensation (subject to any matters requiring approval by the Board and/or our shareholders), and no executive officer is involved in the deliberations or the determination with respect to his or her own compensation. The Compensation Committee establishes performance-based metrics and targets for the cash-based MIP. For each metric, the Compensation Committee sets appropriate threshold and maximum levels of performance designed to motivate achievement without incentivizing excessive risk-taking. At its first regularly scheduled meeting of the fiscal year, the Compensation Committee reviews and evaluates CEO performance, determines performance achievement levels for the prior fiscal year, and approves the CEO's annual compensation. At the first regularly scheduled Board meeting of the fiscal year, the non-management directors review the Compensation Committee's annual review of the CEO in executive session. The Compensation Committee is supported by its independent compensation consultant and considers input from the CEO and executive management as detailed further below.
Role of the Independent Compensation Consultant
The Compensation Committee recognizes the value in procuring independent, objective expertise and counsel in connection with fulfilling its duties, and pursuant to its charter, the Compensation Committee has the authority to select and retain independent advisors and counsel to assist it with carrying out its duties and responsibilities. The Compensation Committee retains the services of Aon as its independent compensation consultant. Aon reports directly to the Compensation Committee. The Compensation Committee retains sole authority to hire or terminate Aon, approves its professional fees, determines the nature and scope of its services, and evaluates its performance. Upon request, a representative of Aon attends Compensation Committee meetings and communicates with the Compensation Committee chair between meetings. The Compensation Committee makes all final decisions regarding executive compensation.
Aon’s specific compensation consultation roles include, but are not limited to, the following:
àadvising the Compensation Committee on director and executive compensation trends and regulatory developments;
àrecommending a peer group of companies used to assess competitive compensation rates;
àproviding a total compensation study for executives and independent non-employee board members against peer companies;
àproviding advice to the Compensation Committee on corporate governance best practices, as well as any other areas of concern or risk;

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àserving as a resource to the Compensation Committee chair for meeting agendas and supporting materials in advance of each meeting;
àreviewing and commenting on proxy statement disclosure items, including preparation of the CD&A; and
àadvising the Compensation Committee on management’s pay recommendations.
The Compensation Committee has assessed the independence of Aon as required by the NYSE listing standards. The Compensation Committee reviewed its relationship with Aon and considered all relevant factors, including those set forth in Rule 10C-1(b)(4)(i) through (vi) of the Exchange Act. Based on this review, the Compensation Committee concluded that there are no conflicts of interest raised by the work performed by Aon, and that Aon is independent.
Role of Management
Our CEO makes pay recommendations for the other executive officers to the Compensation Committee based on market data from peer companies (described further below) and an assessment of individual performance. The Compensation Committee gives thorough consideration to the CEO's recommendations in light of the CEO's familiarity with the day-to-day performance of the executive officers and the importance of incentive compensation in driving the execution of initiatives developed and led by the CEO. The Compensation Committee determines whether the CEO's recommendations reflect appropriate and market-competitive compensation opportunities for our executive officers, consistent with our overall pay philosophy. No executive officer participates directly in the final deliberations or determinations regarding his or her own compensation package.
Use of Peer Company and Competitive Market Data
To achieve our executive compensation objectives, the Compensation Committee periodically analyzes market data and evaluates individual executive performance with a goal of setting compensation at levels comparable with executives in certain other companies operating in the leisure, travel, gaming, and hospitality industries, which we refer to as our "peer group." We face a somewhat unique challenge in establishing a peer group because few publicly-traded companies participate in more than one of our operating segments. Thus, when evaluating executive compensation, the Compensation Committee includes in our peer group a variety of leisure, travel, gaming, and hospitality companies with whom we may compete for executive talent.
The following criteria were used to assist with peer group development for the fiscal 2026 pay study:
àIndustries: similar to the Company in the leisure, travel, gaming, and hospitality industries;
àCompany size: approximately 0.4 times to 3 times the Company's annual revenues, with a secondary focus on market cap;
àPeers: companies using the Company in their compensation peer group;
àPeers of peers: companies used in the peer groups of potential peer companies; and
àCompetitors: companies that compete with the Company for business and management talent.
When performing its annual executive compensation review, the Compensation Committee has sole authority to engage an independent compensation consultant to assist in obtaining market data and analyzing the competitive nature of our compensation programs. The Compensation Committee engaged Aon to conduct a competitive market study to assist with fiscal 2026 pay decisions. The study included market data from Aon’s proprietary global compensation survey for similar-sized companies, and proxy disclosures for publicly-traded peer companies from the leisure, travel, gaming, and hospitality industries, as approved by the Compensation Committee. Our peer group approved by the Compensation Committee to assist with fiscal 2026 compensation decisions, which was identical to the fiscal 2025 peer group, included:

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Boyd Gaming Corporation Choice Hotels International Churchill Downs Inc. Hilton Grand Vacations Hyatt Hotels Corporation Marriott Vacations Worldwide Norwegian Cruise Line Holdings Ltd	PENN Entertainment, Inc. Red Rock Resorts Inc. Six Flags Entertainment Corporation Travel + Leisure Co. United Parks & Resorts Wyndham Hotels & Resorts, Inc. Wynn Resorts Ltd.

At the time of the Compensation Committee’s review, the fiscal 2026 peer group had the following characteristics:

Rank	30-Day Average Market Cap*	Annual Revenue*

75th	$6,253	$6,483

Median	$4,621	$4,056

25th	$2,579	$2,240

Vail Resorts, Inc.	$4,655	$2,855
*Amounts are in millions.
The Compensation Committee uses competitive compensation data from the peer company pay study and Aon's survey data to inform its decisions about overall compensation opportunities and specific compensation elements. Additionally, the Compensation Committee uses multiple reference points when establishing targeted compensation levels. The Compensation Committee does not benchmark specific compensation elements or total compensation to any specific percentile relative to the peer companies or the broader United States market. Instead, the Compensation Committee applies judgment and discretion in establishing targeted pay levels, taking into account not only competitive market data, but also factors such as Company, business, and individual performance, scope of responsibility, critical needs and skill sets, leadership potential, and succession planning. The Compensation Committee also evaluates the compensation programs of other companies which, while not in the peer set, have similar characteristics to the Company’s business model, complexity, and sophistication. The Compensation Committee determined that the appropriate market reference was within the median range for similar positions at peer companies. Executive officers' total compensation may deviate from the level referenced in order to attract or retain key individuals or reflect their respective skills, experience, or performance.
Consistent with best practices for corporate governance, the Compensation Committee reviews our peer group annually.
Use of Tally Sheets and Company-Specific Factors
In addition to considering peer group market data, the Compensation Committee considers individual performance, our retention needs, our relative performance, and our own strategic goals. We also conduct an annual review of the aggregate level of our executive compensation program as part of our annual budget review and annual performance review processes, which includes determining the operating metrics and non-financial elements used to measure our performance and to compensate our executive officers.
The Compensation Committee, in addition to reviewing data and recommendations provided by our independent compensation consultant in any given year, also annually analyzes tally sheets prepared for each NEO. These tally sheets present the dollar amount of each component of the NEO’s compensation, including current cash compensation (base salary and the MIP award for the applicable fiscal year), perquisites and the value of equity awards previously granted to the NEO as of the applicable fiscal year end, as well as the amounts that would have been payable to the NEO if employment had been terminated under various scenarios as of the end of the most recently completed fiscal year. The Compensation Committee uses these tally sheets, which provide substantially the same information as is provided in the tables included in this proxy statement, together with peer group data, primarily for purposes of analyzing our NEOs’ total compensation and determining whether it is appropriate to adjust the compensation mix for our NEOs on a going-forward basis. In its most recent review of tally sheets, the Compensation Committee determined that total compensation amounts for our NEOs remained consistent with our executive compensation philosophy and objectives.

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Elements of Compensation
Our executive compensation program consists of the following elements, which are reviewed annually by the Compensation Committee and may be adjusted to align with market standards:

Compensation Element	Objective	Key Features

Base Salary	To attract and retain executives with a proven track record of performance
àBased primarily on the scope of an executive officer’s responsibilities, taking into account individual performance and experience, competitive market compensation for similar positions, as well as seniority of the individual, our ability to replace the individual, the impact the individual’s loss would have on the Company, and other factors deemed to be relevant by the Compensation Committee.
àNo guaranteed increases to base salary.

Annual MIP Award	To motivate achievement of annual financial, operational, and strategic goals and achievement of individual annual performance objectives
àFor each fiscal year, Company performance drives the overall funding of the MIP. Additionally, individual MIP payments are subject to an individual performance modifier for all NEOs, except for the CEO, whose award is based solely on the overall MIP funding determined by Company performance because, unlike other NEOs, the CEO is responsible for all aspects of Company performance.
àIf earned, MIP awards are paid in cash.

Equity Incentive Awards
To motivate and reward executive officers to achieve multi-year strategic goals that deliver sustained long-term value to shareholders, to align interests with shareholders, and to attract and retain executive officers

àEquity awards are granted under our shareholder-approved 2024 Plan.
àFor fiscal 2026, we granted time-based vesting RSUs and SARs to provide compensation that aligns with our shareholders' long-term interests. Value in both instruments fluctuates with our stock price, and SARs only have value if the stock price exceeds the exercise price.
àSARs are granted with an exercise price of no less than the closing price of our common stock on the grant date. For the CEO in fiscal 2026, we granted Premium SARs with the exercise price set 10% higher than the closing price of our common stock on the grant date. That is, our share price must appreciate 10% before such Premium SARs have any value.

Limited Perquisites	Provide our executives attractive opportunities to use the Company’s services, so they can draw on such experiences to evaluate and improve the Company
àIncludes our Perquisite Fund Program, under which certain of our senior management receive an annual allowance based on executive level to be used at the Company’s owned or operated resorts. Executives may draw against the cash allowance to pay for services or goods at the market rate, such as lodging, ski school privileges, and discretionary spending on services or goods at our properties for personal use. Amounts used by executives are taxed as ordinary income, like other compensation, and are not subject to any tax gross-up. In addition, the Company also provides each NEO with access to one or more of our private clubs through our quality assessment program, for which the Company incurs no incremental costs. Unused funds at the end of each fiscal year are forfeited.
àAll Company employees and their dependents enjoy skiing privileges, including our executives.

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Compensation Element	Objective	Key Features

Other Benefits	To effectively compete for, attract, and retain executives
àWe provide our executives with certain health and welfare benefits, relocation program benefits, and a tax-qualified 401(k) plan in the same manner that such benefits have been made available to other salaried employees of the Company.
àWe pay premiums for supplemental life insurance and disability insurance on behalf of our NEOs that are consistent with those provided to similarly situated executives at other companies.

2026 Compensation Decisions
Chief Executive Officer - Robert A. Katz
In determining Mr. Katz's fiscal 2026 compensation, the Compensation Committee considered his longstanding view that his primary compensation opportunity is through the value of his significant personal investment in Vail Resorts shares, thereby directly aligning his financial interests with those of shareholders and strongly aligning the value that he receives with the stock price performance of the Company. Further, for fiscal 2026, Mr. Katz requested to receive compensation opportunities that are substantially below the market median for CEO compensation at peer companies, in recognition of the Company's recent performance and his focus on returning the Company to delivering long-term value for shareholders. Taking these considerations into account, the Compensation Committee set Mr. Katz’s target compensation below what it otherwise would have been prepared to offer. As a result, Mr. Katz's target total direct compensation was in the range of the 25th percentile.
The Committee believes that the below-median quantum of his fiscal 2026 compensation opportunity adheres to Mr. Katz’s request and his compensation philosophy, while maintaining a strong emphasis on long-term stockholder value creation, and is also consistent with his preference that the portion of the Company's incentive equity reserve that might have otherwise been allocated to him instead be available for other leaders and high-performing employees across the organization.
More specifically, for fiscal 2026, the Compensation Committee approved the following compensation elements for Mr. Katz, in connection with his role as Chairperson of the Board and CEO:
•Annual base salary of $1,000,000;
•Target Annual MIP Award of $1,000,000 (100% of base salary); and
•Annual equity target of approximately $3,000,000 comprised of 50% RSUs and 50% Premium SARs, each of which vest in three equal installments commencing on the first anniversary of the grant date.
Chief Revenue Officer - Celeste Burgoyne
The Company announced on November 21, 2025, the Board’s appointment of Celeste Burgoyne as CRO of the Company, effective January 26, 2026. Ms. Burgoyne’s appointment reflects the Company’s focus on strengthening the connection between brand, guest experience, digital engagement, and revenue growth. She has substantial experience at two of the most iconic global consumer brands of the past few decades, having served as President of lululemon’s North American business where she led global guest innovation, and having previously served in various leadership positions at Abercrombie & Fitch. This experience is directly relevant as the Company continues to evolve how it engages guests, builds loyalty, and drives growth across its resort network.
The Compensation Committee sought to ensure that Ms. Burgoyne's compensation package was appropriately tailored and market competitive, based on the data and other input Aon provided regarding executives in similar roles in peer group companies, and which executives have a combination of revenue, brand, digital, and consumer experience. The package also included certain inducement and "make-whole" components to incentivize Ms. Burgoyne to join the Company. Ms. Burgoyne's compensation was designed to recruit her to join the Company during the North American 2025/2026 ski season and to reflect the strategic importance of the CRO role to the Company. As CRO, Ms. Burgoyne leads the Company’s marketing function, guest journey and digital experience, and revenue-generating strategies across business areas that represent a majority of the Company’s revenue. In approving her compensation package, the Compensation Committee considered the strategic importance of recruiting an executive with a demonstrated record of scaling a premium consumer brand, leading customer-facing growth initiatives, and deepening guest loyalty. The Compensation Committee also considered Ms. Burgoyne’s significant operating

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experience at lululemon where she had substantial profit & loss responsibility, significant ecommerce penetration, and oversight of 20,000 employees. This experience is highly relevant to the CRO role given the importance of the intersection of operations and marketing in driving the Company’s revenue.
For fiscal 2026, the Compensation Committee approved the following compensation elements for Ms. Burgoyne in connection with her role as CRO:
àAnnual base salary of $900,000;
àOne-time sign-on bonus of $700,000;
àOne-time sign-on grant consisting of RSUs with a grant date fair value of $2,150,000 that will vest in full on the first anniversary of the grant date, and a one-time sign on grant of RSUs with a grant date fair value of $2,834,000 that will vest in three equal annual installments commencing on the first anniversary of the grant;
àTarget Annual MIP Award of $675,000 (75% of base salary) (subject to proration at 67% for fiscal year 2026); and
àAnnual equity target of approximately $3,425,000 comprised of 50% RSUs and 50% SARs, each of which vest in three equal installments beginning on the first anniversary of the grant date (subject to proration at 67% for fiscal year 2026).
The terms of Ms. Burgoyne's compensation as CRO for fiscal 2026 was determined and approved in November 2025 and are further described in the Employment Agreements section below.
Base Salary. The Compensation Committee generally reviews and adjusts base salaries annually at its September meeting, with new salaries effective as of the following pay period.
Fiscal 2026 approved salaries reflect a recognition of individual performance, a thorough review of competitive market data from the Aon executive compensation study, and the overall growth and results of the Company in fiscal 2026.

Name	Fiscal 2025 Approved Base Salary ($)	Fiscal 2026 Approved Annual Base Salary ($)	% Change Approved Base Salary (%)

Robert A. Katz(1)	1,124,554	1,000,000	(11.1)
Celeste Burgoyne	N/A	900,000	N/A
Angela A. Korch	607,700	625,931	3.0
Lynanne Kunkel	567,736	584,768	3.0
William Rock	560,320	577,130	3.0
(1)    Fiscal 2025 approved base salary reflects the approved salary for Mr. Katz's Executive Chairman role. Fiscal 2026 approved base salary reflects the approved salary for his role as CEO.
Annual MIP Awards. Certain of our NEOs were eligible to receive an annual MIP award for fiscal 2026 based upon the Company’s performance and, for all NEOs other than Mr. Katz, the NEO’s individual performance during fiscal 2026. Mr. Katz's award is designed to be based solely on the funded amount of target MIP determined by Company performance, since the CEO is responsible for all aspects of Company performance.
Annual Funding of the MIP. The Compensation Committee has established Resort Reported EBITDA as the primary performance measure to determine MIP funding. The Compensation Committee sets the Resort Reported EBITDA target for the MIP based on the target set by our Board annually when approving the Company’s financial budget. In setting the performance measures and goals, the Compensation Committee considers our past performance, broader economic trends that may impact us in the upcoming year, and our historical performance against MIP targets.
Resort Reported EBITDA is a non-GAAP financial measure, defined as segment net revenue less segment operating expenses, plus segment equity investment income or loss, for the combination of the Mountain and Lodging segments. The Mountain segment includes the operations of the Company’s mountain resorts/ski areas and related ancillary activities. The Lodging segment includes the operations of the Company’s owned hotels, RockResorts, National Park Service concessioner properties, condominium management, Colorado resort ground transportation operations and mountain resort golf operations. Please see pages 46, 47, and 56 of our Annual Report on Form 10-K filed on September 28, 2026 for information regarding our use of the non-GAAP financial measures discussed in this CD&A. For a reconciliation of the differences between Resort Reported EBITDA and the most directly comparable GAAP financial measures, see Appendix A of this proxy statement.

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Resort Reported EBITDA Target. For fiscal 2026, the Resort Reported EBITDA target was set at $870 million, and included the impact of one-time costs related to our two-year resource efficiency transformation plan, which was based upon our approved budget for fiscal 2026. This target excludes (i) the impact of any exercises of SARs by our Chairperson and CEO during the fiscal year, and (ii) the impact of any currency fluctuations on the Company’s results. The Compensation Committee established the performance measure at the beginning of the fiscal year with the expectation that the attainment of target performance would require significant effort and substantial progress toward our strategic plan goals in light of the business environment at that time.
MIP Funding for Resort Reported EBITDA
The following table summarizes the funding opportunity from threshold to maximum performance.

Percentage of Target Performance Achieved (%)	Percentage of Annual Target Funding Level Available under the MIP (%)	Fiscal 2026 Resort Reported EBITDA Value ($)

Less than 80%	0%	Less than $696.0 million
80%	15%	$696.0 million
90%	25%	$783.0 million
95%	50%	$826.5 million
100%	100%	$870.0 million
105%	137.5%	$913.5 million
110%	175%	$957.0 million
120% or greater	200%	$1,044.0 million or greater
In the event our Resort Reported EBITDA for any fiscal year exceeds the specified threshold level, then the MIP is funded at the appropriate level and each NEO is eligible to receive an MIP award. For achievement between annual target funding level percentages, the overall funding level is determined by linear interpolation. The MIP funded amount is calculated as follows:

Target Annual MIP Award*	X	Percentage of Annual Target Funding Level	=	Funded Amount
*Based on the calculations described below.
Target Annual MIP Awards. The NEOs’ target MIP awards as a percentage of their base salaries were determined based on a combination of market data from comparable companies for each NEO's role and the role’s ability to influence our performance. Target annual MIP awards are calculated as follows:

Base Salary	X	Target Annual MIP Award as a Percentage of Base Salary	=	Target Annual MIP Award

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The following table sets forth the target annual MIP awards as a percentage of base salary approved by the Compensation Committee at the start of the fiscal year for each of fiscal 2025 and 2026, and the percentage change in the target from fiscal 2025 to 2026. For fiscal 2026, each NEO was eligible for an annual MIP award based on a percentage of annual base salary.

Name	2025 Target Annual MIP Award as Percentage of Base Salary (%)	2026 Target Annual MIP Award as Percentage of Base Salary (%)	% Change (%)

Robert A. Katz(1)	N/A	100%	N/A
Celeste Burgoyne(2)	N/A	75%	N/A
Angela A. Korch	75%	75%	—
Lynanne Kunkel	75%	75%	—
William Rock	75%	75%	—
(1)While Executive Chairperson, Mr. Katz was not eligible for an MIP award in fiscal 2025. Following his appointment as CEO in May 2025, Mr. Katz did not participate in the Company's fiscal 2025 MIP, and became eligible for a MIP award in fiscal 2026.
(2)Ms. Burgoyne commenced employment with the Company in January 2026. Since Ms. Burgoyne joined the Company in the second quarter of fiscal 2026, her target MIP opportunity for fiscal 2026 was prorated at 67%.
Individual MIP Award Determination. Once funding was established for fiscal 2026, the actual MIP award paid to each of Mses. Burgoyne, Korch, and Kunkel, and Mr. Rock was determined by both the funded amount from the Company-wide measure of Resort Reported EBITDA and by achievements against their individual performance objectives. Our Compensation Committee views it appropriate for the CEO's MIP award to be based solely on the funded amount of target MIP determined by Company performance because, unlike other NEOs, the CEO is responsible for all aspects of Company performance. This overall MIP structure reflects our objective to incentivize individual performance, while at the same time requiring that overall Company performance standards are met before MIP funding can occur.
Achievement of individual performance objectives can result in the NEO receiving an MIP award equal to 0%, 50%, 100%, 120%, or 130% of the funded amount (i.e., the amount achieved based on Company performance) (subject to availability of funds under the overall MIP) and subject to further adjustments at the discretion of the Compensation Committee. Individual performance objectives vary depending upon our strategic plan and each NEO’s individual responsibilities are established at the beginning of each fiscal year, with the expectation in fiscal 2026 that the target level of performance of these objectives would require significant effort and substantial progress toward our strategic plan goals in light of the current business environment. As a result, the Committee believed that there was a moderate likelihood that each NEO would satisfy his or her respective performance objectives in fiscal 2026. The maximum payout opportunity for individual plan participants other than the CEO is 260% of target (assumes maximum Resort Reported EBITDA funding of 200% and maximum individual performance funding at 130%). The CEO’s maximum payout opportunity is 200% of target.
Individual MIP awards are calculated as follows:

Funded Amount*	X	Individual Performance Modifier	=	Individual MIP Award Amount
*Based on the calculations above.
The table below sets forth the threshold, target, and maximum awards payable under the MIP for each NEO in fiscal 2026.

Name	Threshold(1) ($)	Target ($)	Maximum ($)

Robert A. Katz	150,000	1,000,000	2,000,000
Celeste Burgoyne(2)	33,919	452,250	1,175,850
Angela A. Korch	35,209	469,448	1,220,565
Lynanne Kunkel	32,893	438,576	1,140,298
William Rock	32,464	432,848	1,125,404

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(1)The Company-wide performance measure of Resort Reported EBITDA must reach a minimum threshold of 80% for any payout under the MIP to be considered. Upon achievement of exactly 80% of the Resort Reported EBITDA target, the plan will be funded at a minimum level of 15% of the target payout and then will be subject to the individual performance modifier, which would be 50% at the lowest possible level. (other than for Mr. Katz, whose MIP awards were tied entirely to corporate performance). If Company performance falls below the 80% threshold, no funding will be provided under the MIP.
(2)Inclusive of proration as provided under the terms of Ms. Burgoyne's employment agreement at 67%, since Ms. Burgoyne commenced service during the Company's second quarter of fiscal 2026 as described further in the Employment Agreements section below. Ms. Burgoyne’s annual opportunity was set at 75% of her base salary per her employment agreement.
Example. An executive whose MIP award funding is 100% based on Resort Reported EBITDA, earning $300,000 annually with a target MIP award of 50% of base salary, would have an available MIP award funding of $150,000 ("Target Funding Amount") for 100% achievement of Resort Reported EBITDA (100% funding based on Resort Reported EBITDA achievement times 50% salary target). If Company performance resulted in Resort Reported EBITDA achievement of 90% of target Resort Reported EBITDA, the MIP award funding would be equal to 25% of the Target Funding Amount (as set forth in the table above), or $37,500 ("Funded Amount"). However, because the executive’s total MIP award is also subject to the achievement of individual performance objectives, an executive’s total MIP award is equal to an individual performance modifier of 0%, 50%, 100%, 120%, or 130% of the Funded Amount based on individual performance (subject to availability of funds under the MIP). Accordingly, if the executive achieved 120% of individual performance, the ultimate MIP award payout would be $45,000 (Funded Amount of $37,500 multiplied by 120% for individual performance).
Fiscal 2026 Results. Resort Reported EBITDA was approximately $745.7 million for fiscal 2026, representing 85.46% of the Resort Reported EBITDA target, which resulted in a funding level at 20.46% of the target funding level for that component of the funding calculation. For a reconciliation of the differences between Resort Reported EBITDA and the most directly comparable GAAP financial measures, see Appendix A of this proxy statement. Based upon these results and individual performance, and noting that individual performance achievement was 100% for each NEO's respective Funded Amount, the Compensation Committee determined the final MIP award amounts as follows for each participating NEO (which is equal to 20.46% of target for each individual):

Name	2026 Base Salary ($)	2026 Target Annual MIP Award as Percentage of Base Salary (%)	2026 Target Annual Award MIP Payout ($) (a)	2026 Resort Reported EBITDA MIP Award Funding (%) (b)	Proration (as applicable) (%) (c)	2026 Individual Performance Modifier (%) (d)	2026 MIP Award (a*b*c*d) ($)

Robert A. Katz(1)	1,000,000	100	1,000,000	20.46	—	N/A(1)	204,600
Celeste Burgoyne(2)	900,000	75	675,000	20.46	67	100	92,530
Angela A. Korch	625,931	75	469,448	20.46	—	100	96,049
Lynanne Kunkel	584,768	75	438,576	20.46	—	100	89,733
William Rock	577,130	75	432,848	20.46	—	100	88,561
(1)Mr. Katz's award does not include an individual performance component because, unlike other NEOs, the CEO is responsible for all aspects of Company performance.
(2)Inclusive of proration as provided under the terms of Ms. Burgoyne's employment agreement at 67%, since she commenced service during the Company's second quarter of fiscal 2026 as described further in the Employment Agreements section below.
Long-Term Equity Incentives
Our long-term equity incentive award program is designed to promote long-term Company performance and align each executive’s interests with shareholder interests, to reward the achievement of long-term goals, and to promote stability and corporate loyalty among our executives. The Compensation Committee determines the value and terms of awards of long-term equity compensation based on a number of factors, including competitive market practices as reflected in our peer group analysis, the peer company and market information provided by our independent compensation consultant, the amount of cash compensation that is currently paid to each NEO, each NEO’s level of responsibility, our retention objectives, and our pay-for-performance philosophy. In general, the Compensation Committee makes long-term equity award determinations for executive officers in September of each year and typically consults with the CEO in determining the size of grants to each other NEO, although the Compensation Committee makes all final determinations. The non-management directors’ practice is to meet in executive session following the Board meeting in September of each year to review and ratify the Compensation Committee’s annual review of the CEO‘s performance and compensation elements, including his long-term incentive award size and terms. In

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fiscal 2026, the Compensation Committee granted long-term equity incentive awards under the shareholder-approved 2024 Plan.
For fiscal 2026, the Compensation Committee set each NEO’s equity value based on the above factors as well as individual achievements and performance. The Compensation Committee granted Mr. Katz long-term equity value for fiscal 2026 in a mix of approximately 50% RSUs and 50% Premium SARs. To further promote alignment with long-term performance and retention, the RSUs and SARs granted in fiscal 2026 vest in equal annual installments over a three-year period, with the first vesting date occurring on the first anniversary date of the grant. As the awards are inherently tied to the value of our common stock, we consider a vesting schedule based upon continued service appropriate to meet the objectives of both retention and emphasizing pay-for-performance through variable, at-risk pay.

The Compensation Committee has structured the equity grant mix and the relative weight assigned to each type to motivate performance against long-term targets, to promote stock price appreciation over the long term, and to encourage ownership and retention while aligning executive officers’ interests with those of our shareholders. The RSUs are complementary to the SARs because they have upside potential, but deliver some value even during periods of market or stock price underperformance, providing a retention incentive and reinforcing an ownership culture and commitment to the Company.
The table below shows the number and grant date fair value of the equity awards granted to our NEOs in fiscal 2026.

Name	RSU Grant Date Fair Value ($)	RSUs Granted(1) (#)	SAR Grant Date Fair Value ($)	SARs Granted (#)

Robert A. Katz(2)	1,500,000	11,305	1,500,000	50,899
Celeste Burgoyne(3)	6,131,375	51,549	1,147,375	38,665
Angela A. Korch	778,436	5,867	778,436	23,341
Lynanne Kunkel	672,483	5,068	672,483	20,164
William Rock	577,130	4,349	577,130	17,305
(1)The grant-date fair value of RSUs is determined based on the Company's closing market stock price on the date of grant, reduced by the present value of estimated dividends to be paid on the underlying shares that will not be paid on such RSUs during the requisite service period, discounted at the appropriate risk-free interest rate.
(2)The Compensation Committee granted Mr. Katz his long-term equity for fiscal 2026 as approximately 50% RSU value and approximately 50% Premium SARs with an exercise price of $164.53, which is 10% greater than the closing price of our common stock on the grant date.
(3)Inclusive of (A) “Sign-On Grants” consisting of (i) RSUs with a value of $2,150,000 (17,281 RSUs granted) that will vest in full on the first anniversary of the grant date, and (ii) RSUs with a value of $2,834,000 (24,393 RSUs granted) that will vest in three equal annual installments commencing on the first anniversary of the grant, which is described further in the Employment Agreements section below and (B) annual long-term equity incentive awards, which reflect applicable proration as provided in the terms of Ms. Burgoyne's employment agreement, which are described further in the Employment Agreements section below.
Other Executive Compensation Policies and Practices
Clawback Policy
Our clawback policy requires the Company to seek to recoup incentive-based compensation that was paid to executive officers based on financial statements that were subsequently restated due to material noncompliance with financial reporting requirements. Regardless of whether the executive officer contributed to the cause of the noncompliance, our Board will review all MIP awards and equity awards earned by the executive officers during the three-year period prior to the restatement on the basis of having met or exceeded specific performance targets. If such payments would have been lower (or not occurred) had they been calculated based on such restated results, our Board will seek to recoup the amounts received in excess of the amount that would have been paid based on the restated results. The policy is designed to ensure accountability and to reinforce our commitment to ethical conduct and financial integrity. It covers both cash and equity-based incentives and applies to current and former executives. The Compensation Committee has the authority to determine the amount of compensation to be recovered and the method of recovery.
The Company reviews its clawback policy periodically to ensure compliance with applicable law, NYSE listing standards, and corporate governance best practices. The foregoing summary of the clawback policy does not purport to be complete and is qualified in its entirety by reference to the full text of the clawback policy attached as Exhibit 97.1 to the Company's Annual Report on Form 10-K filed on September 28, 2026.

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Insider Trading Policy; Prohibition on Hedging and Pledging
We have adopted the Vail Resorts Inc. Insider Trading Compliance Program (the "Insider Trading Policy"), which governs the purchase, sale, and other disposition of our securities by all of our directors, officers, and employees, as well as their family members and other persons who live with them, and any corporations, limited liability companies, partnerships, trusts, or other entities over which they exert influence or control. The Insider Trading Policy is designed to promote compliance with insider trading laws, rules and regulations, as well as the rules and regulations of the NYSE. It prohibits those who are subject to the policy from trading securities of any company, including the Company, while in possession of material non-public information, and from buying, selling, or gifting Company securities even if not in possession of such information during certain trading blackout periods, subject to limited exceptions. It also prohibits those who are subject to the policy from effecting short sales of Company securities and from engaging in hedging transactions and purchasing or selling derivative securities, such as puts and calls, relating to Company securities. Directors and senior level employees, including our executive officers, are prohibited from pledging shares of the Company’s stock or holding them in a margin account as collateral for a loan under the policy. The Insider Trading Policy also imposes additional trading restrictions applicable to our directors, executive officers, and Insiders (as defined therein). The foregoing summary of the Insider Trading Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Insider Trading Policy attached as Exhibit 19.1 to the Company's Annual Report on Form 10-K filed on September 28, 2026.
Stock Ownership Guidelines for Executives
Consistent with our objective of encouraging executive stock ownership to align the interests of our executives with our shareholders and to promote the creation of long-term shareholder value, the Company has adopted executive stock ownership guidelines. Under the guidelines, our executive officers are expected to acquire and hold shares of our common stock equal to multiples of their base salaries as follows:

Title	Multiple of Base Salary

Executive Chairperson*	6x
Chief Executive Officer	6x
Chief Financial Officer	3x
Presidents	3x
Executive Vice Presidents	2x
*Executive Chairperson is inclusive of an executive of the Company serving as Chairperson of the Board.
Until an executive achieves the designated level of ownership, they are required to retain at least 75% of the net shares received as a result of the vesting of RSUs or restricted stock or the exercise of SARs. Net shares are those that remain after shares are netted to pay any applicable exercise price and/or tax withholdings. Shares of common stock, stock owned in a directed retirement plan or IRA, and the intrinsic value of vested time-based full value equity grants count as stock ownership for purposes of these guidelines. Unearned performance awards, or vested or unvested unexercised stock options and SARs do not count toward meeting ownership requirements under our policy.
Accounting for Stock-Based Compensation
The Compensation Committee considers accounting implications in designing our executive compensation program, such as ASC Topic 718, the standard which governs the accounting treatment of stock-based compensation awards. ASC Topic 718 requires us to measure the compensation expense for all share-based payment awards made to our employees and non-employee members of our Board based on the grant date "fair value" of these awards. This calculation is performed for accounting purposes and reported in the executive compensation tables required by the federal securities laws, even though the recipient of the awards may never realize any value from their awards.
Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based upon this review and discussion, the Compensation Committee has recommended to

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the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended July 31, 2026.
Compensation Committee
Nadia N. Rawlinson, Chair
Susan L. Decker*
Iris Knobloch
Michele Romanow
Hilary A. Schneider
*Ms. Decker will serve on the Compensation Committee until her current term of service ends at the Annual Meeting. As of September 24, 2026, Mr. Hornbuckle began serving on the Compensation Committee.
Summary Compensation Table for Fiscal 2026
The following table summarizes the total compensation paid or earned by the NEOs for each of the last three fiscal years during which the officer was a NEO:

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option/Share Appreciation Right Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)

Robert A. Katz Chairperson of the Board and Chief Executive Officer	2026	1,023,953	—	1,500,000	1,500,000	204,600	26,940	4,255,493
	2025	1,123,588	—	1,405,693	1,405,693	—	17,256	3,952,230
	2024	1,086,908	—	545,766	545,895	—	23,501	2,202,070
Angela A. Korch Executive Vice President and Chief Financial Officer	2026	622,425	—	778,436	778,436	96,049	16,294	2,291,640
	2025	607,178	—	755,763	755,763	419,313	25,988	2,564,005
	2024	583,846	—	733,552	733,741	105,050	27,007	2,183,196
Celeste Burgoyne(6) Executive Vice President and Chief Revenue Officer	2026	436,070	700,000	6,131,375	1,147,375	92,530	304	8,507,654
Lynanne Kunkel(6) Executive Vice President, Chief Human Resources Officer & Chief Transformation Officer	2026	581,493	—	672,483	672,483	89,733	41,008	2,057,200
	2025	566,392	—	652,896	652,896	391,738	42,676	2,306,598
William Rock President - Mountain Division	2026	573,897	—	577,130	577,130	88,561	18,390	1,835,108
	2025	555,154	—	560,320	560,320	386,621	18,593	2,081,008
	2024	512,692	—	514,878	514,988	91,696	18,593	1,652,847
(1)Amounts shown reflect salary earned during the fiscal year, which differ from base salary rates in that year based in part on the timing of previous year annual adjustments, mid-year promotions, each executive's service period, and other adjustments in any given year.
(2)Awards consist of RSUs. The amounts represent the aggregate grant date fair value of RSUs granted during the applicable fiscal year computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures, and do not represent cash payments made to individuals, amounts realized, or amounts that may be realized. Assumptions used in the calculation of these amounts are included in note 14 to our audited financial statements for fiscal 2026, which are included in our Annual Report.
(3)Awards consist of SARs. The amounts represent the aggregate grant date fair value of SARs granted during the applicable fiscal year computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures, and do not represent cash payments made to individuals, amounts realized, or amounts that may be realized. Assumptions used in the calculation of these amounts are included in note 14 to our audited financial statements for fiscal 2026, which are included in our Annual Report.

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(4)In September 2026, pursuant to the MIP, as more fully described in the CD&A and based upon the attainment of performance targets previously established by the Compensation Committee under the MIP, the Compensation Committee approved fiscal 2026 MIP awards for the NEOs. Such amounts were paid in October 2026.
(5)All other compensation for fiscal 2026 includes the following:

Name	Company Contributions Under 401(k) Savings Plan ($)(a)	Company-paid Supplemental Life Insurance Premiums ($)(b)	Company-paid Supplemental Disability Insurance Premiums ($)(c)	Company-paid Lodging, Ski School Privileges and Discretionary Spending on Goods and Services ($)(d)	Total ($)

Robert A. Katz	13,108	7,043	6,789	—	26,940
Angela A. Korch	10,833	648	4,813	—	16,294
Celeste Burgoyne	—	267	37	—	304
Lynanne Kunkel	10,776	648	6,627	22,957	41,008
William Rock	10,791	648	6,951	—	18,390
(a)Consists of Company contributions to the NEO’s accounts in the Company’s tax-qualified 401(k) plan.
(b)Consists of premiums paid on behalf of the NEO for supplemental life insurance.
(c)Consists of premiums paid on behalf of the NEO for supplemental disability insurance.
(d)In fiscal 2026, our NEOs were eligible to participate in our Executive Perquisite Fund Program, under which certain of the Company’s officers receive an annual allowance based on officer level to be used at the Company’s resorts. For fiscal 2026, annual allowances for NEOs were as follows: CEO and Chairperson —$80,000; Chief Financial Officer and President – Mountain Division—$50,000; Executive Vice President (excluding the Chief Financial Officer) —$40,000; and Senior Vice Presidents—$30,000. Executives may draw against the account to pay for services or goods at the market rate. Amounts of the fund used by the NEO are taxed as ordinary income, like other compensation. The amounts reported include the amounts used by the NEO towards lodging, ski school privileges, and discretionary spending on services or goods at our properties for personal use. In accordance with SEC rules, the value of these benefits is measured on the basis of the estimated aggregate incremental cost to the Company for providing these benefits, and perquisites and personal benefits are not reported for any NEO for whom such amounts were less than $10,000 in the aggregate for the fiscal year. In fiscal 2026, the Company also provided each NEO with access to one or more of our private clubs through our quality assessment program, for which the Company incurred no incremental costs. NEOs are responsible for the payment of their individual, non-business related expenditures incurred at such clubs, although these expenses would qualify for reimbursement under the Company’s Executive Perquisite Fund Program if within the NEO’s allowance under that program.
(6)Ms. Burgoyne was not an NEO for fiscal 2024 and 2025, and Ms. Kunkel was not an NEO for fiscal 2024. The amount in the "Bonus" column for fiscal 2026 for Ms. Burgoyne corresponds to a signing bonus paid in fiscal 2026, which is subject to repayment upon a termination of employment for cause or resignation within her first year of service.

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Grants of Plan-Based Awards in Fiscal 2026
The following table shows certain information regarding grants of plan-based awards to the NEOs during fiscal 2026:

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(#)(6)	All Other Option/SAR Awards: Number of Securities Underlying Options/ SARs (#)(7)	Exercise or Base Price of Option/ SAR Awards ($/Sh)	Grant Date Fair Value of Stock and Option/SAR Awards ($)(8)
Name	Grant Date(1)	Approval Date	Threshold ($)(3)	Target ($)(4)	Maximum ($)(5)

Robert A. Katz			150,000	1,000,000	2,000,000
	9/30/2025	9/26/2025	—	—	—	11,305	—	N/A	1,500,000
	9/30/2025	9/26/2025	—	—	—	—	50,899	164.53	1,500,000
Angela A. Korch			35,209	469,448	1,220,565
	9/30/2025	9/26/2025	—	—	—	5,867	—	N/A	778,436
	9/30/2025	9/26/2025	—	—	—	—	23,341	149.57	778,436
Celeste Burgoyne(9)			33,919	452,250	1,175,850
	2/1/2026	11/14/2025	—	—	—	9,875	—	N/A	1,147,375
	2/1/2026	11/14/2025	—	—	—	24,393	—	N/A	2,834,000
	2/1/2026	11/14/2025	—	—	—	17,281	—	N/A	2,150,000
	2/1/2026	11/14/2025	—	—	—	—	38,665	133.07	1,147,375
Lynanne Kunkel			32,893	438,576	1,140,298
	9/30/2025	9/26/2025	—	—	—	5,068	—	N/A	672,483
	9/30/2025	9/26/2025	—	—	—	—	20,164	149.57	672,483
William Rock			32,464	432,848	1,125,404
	9/30/2025	9/26/2025	—	—	—	4,349	—	N/A	577,130
	9/30/2025	9/26/2025	—	—	—	—	17,305	149.57	577,130
(1)Annual equity awards were approved by the Compensation Committee of the Board on September 26, 2025, with a grant date of September 30, 2025, which is the first business day after the public release of earnings for the previous fiscal year.
(2)The estimated possible payouts are based on the parameters applicable to each NEO at the time the Compensation Committee established the relevant performance goals in writing at the beginning of fiscal 2026, as more fully described in the CD&A of this proxy statement. The actual earned and subsequently paid amounts are reported in the Summary Compensation Table under the "Non-Equity Incentive Plan Compensation" column.
(3)The Threshold amount is based on 80% achievement of Resort Reported EBITDA targets for fiscal 2026 under the MIP. Upon achievement of exactly 80% of the Resort Reported EBITDA target, the plan will be funded at a minimum level of 15% of the target payout and then will be subject to an individual performance modifier, which would be 50% at the lowest possible positive level (other than for Mr. Katz, whose MIP awards were tied entirely to corporate performance). If company performance falls below the 80% threshold, no funding will be provided under the MIP.
(4)The Target amount is based on the MIP’s target funding level of 100% upon achievement by the Company of 100% of certain Resort Reported EBITDA targets for fiscal 2026, with the resulting funding applied to the NEO’s target percentage of base salary and then paid out at the 100% target level for individual performance (other than for Mr. Katz, whose MIP awards were tied entirely to corporate performance).
(5)The Maximum amount is based on the MIP’s maximum funding level of 200% upon achievement by the Company of at least 120% of certain Resort Reported EBITDA targets for fiscal 2026, with the resulting funding applied to the NEO’s target percentage of base salary and then paid out at the 130% maximum level modifier for individual performance (other than for Mr. Katz, whose MIP awards were tied entirely to corporate performance).
(6)Represents RSUs that vest in three equal annual installments beginning on the first anniversary of the grant date, other than one of Ms. Burgoyne's “Sign-On Grants” consisting of RSUs with a value of $2,150,000 (17,281 RSUs granted) that will vest in full on the first anniversary of the grant date. All grants were made under the 2024 Plan.

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(7)Represents SARs that vest in three equal annual installments beginning on the first anniversary of the grant date. The exercise price of each SAR is equal to the closing price of our common stock on the grant date, except in the case of the SARs granted to Mr. Katz for which the exercise price was 110% of the closing price of our common stock on the grant date. Upon the exercise of a SAR, the actual number of shares the Company will issue to the NEO is equal to the quotient of (i) the product of (x) the excess of the per share fair market value of our common stock on the date of exercise over the exercise price, multiplied by (y) the number of SARs exercised and (ii) the per share fair market value of our common stock on the date of exercise, less any shares withheld to cover payment of applicable tax withholding obligations. All grants were made under the 2024 Plan.
(8)The amounts shown represent the aggregate fair value of the award calculated as of the grant date in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. Assumptions used in the calculation of these amounts are included in note 14 to our audited financial statements for fiscal 2026, which are included in our Annual Report.
(9)Amounts also reflect applicable proration (which does not apply to the Sign-on Grants) in accordance with the terms of Ms. Burgoyne's employment agreement, which are described further in the Employment Agreements section below.
Employment Agreements
Of our NEOs, only Mr. Katz and Ms. Burgoyne had active employment agreements with the Company during fiscal 2026. Mr. Katz entered into an employment agreement on September 26, 2025, in connection with his service as CEO commencing on May 22, 2025 (“CEO Employment Agreement”), and Ms. Burgoyne entered into an employment agreement on November 21, 2025, in connection with her service as CRO commencing on January 26, 2026 (“CRO Employment Agreement”).
CEO Employment Agreement
The CEO Employment Agreement governs Mr. Katz’s compensation and the other terms of his employment as CEO of the Company. The CEO Employment Agreement has an initial term of three years, unless earlier terminated, and provides for automatic successive one-year renewals if neither party provides notice of non-renewal to the other. Mr. Katz’s initial base salary set forth in the CEO Employment Agreement is $1,000,000, and his target annual cash incentive opportunity is equal to 100% of his base salary. In addition, Mr. Katz is entitled under the CEO Employment Agreement to receive a target annual long-term incentive equity grant in the amount of approximately $3,000,000, consisting of 50% RSUs and 50% Premium SARs, which vest in three equal installments beginning on the first anniversary of the grant date, subject to approval by the Compensation Committee and further subject to Mr. Katz’s continued employment through the date of any such grant. Mr. Katz receives other benefits and perquisites on the same terms afforded to senior executives generally, including customary health, disability and insurance benefits, and participation in the Company’s Executive Perquisite Fund Program.
The CEO Employment Agreement provides that upon (i) the Company’s notice of non-renewal or termination of Mr. Katz’s employment without cause or (ii) Mr. Katz’s resignation for good reason, Mr. Katz is entitled to receive certain benefits so long as he has executed a release of claims in connection with his termination, consisting of: (a) two years of then-current base salary payable in a lump sum, (b) a prorated bonus (provided that performance targets are met) for the portion of the Company’s fiscal year through the effective date of the termination or non-renewal, (c) one year’s COBRA premiums for continuation of health and dental coverage, payable in a lump sum, and (d) if such termination or non-renewal is in connection with a change in control, an amount equal to the cash bonus paid to Mr. Katz in the prior year. In connection with a termination of his employment without cause by Mr. Katz for good reason or due to his death or disability, subject generally to his execution of a release, Mr. Katz also receives full vesting of any RSUs, SARs, or other equity awards then held by Mr. Katz that were granted on or after September 26, 2025.
The CEO Employment Agreement contains customary non-competition and non-solicitation covenants with respect to the Company’s managerial employees that become effective as of the date of Mr. Katz’s termination of employment and that continue for two years thereafter. Mr. Katz is also subject to a perpetual covenant to maintain confidentiality of the Company’s confidential information.
The description above is a summary of the material terms of the CEO Employment Agreement and is qualified in its entirety by the complete text of the CEO Employment Agreement, a copy of which is filed as Exhibit 10.1 to the Current Report on Form 8-K/A filed on September 29, 2025.
CRO Employment Agreement
The CRO Employment Agreement governs Ms. Burgoyne’s compensation and the other terms of her employment as CRO of the Company. Ms. Burgoyne’s initial base salary set forth under the CRO Employment Agreement is $900,000. Under the CRO Employment Agreement, Ms. Burgoyne received a one-time sign-on cash bonus in the amount of $700,000, which is subject to repayment upon a termination of employment for cause or resignation within her first year of service. She was also granted “Sign-On Grants” under the CRO Employment Agreement consisting of RSUs with a value of $2,150,000 that will vest in full on the first anniversary of the grant date and RSUs with a value of $2,834,000 that will vest in three equal annual installments

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commencing on the first anniversary of the grant. These sign-on components were generally intended as “make whole” compensation for the potential bonus and equity forfeited by Ms. Burgoyne in connection with her departure from her prior employer. In addition, Ms. Burgoyne is entitled under the CRO Employment Agreement to receive a target annual long-term incentive equity grant in the amount of approximately $3,425,000, consisting of 50% RSUs and 50% share appreciation rights, each of which vest in three equal annual installments, subject to approval by the Compensation Committee and further subject to Ms. Burgoyne’s continued employment through the date of any such grant. This target annual long-term incentive equity grant was subject to proration at 67% for fiscal 2026 based on her service commencement date during the Company's second quarter of fiscal 2026. She is also entitled under the CRO Employment Agreement to participate in the Company’s MIP with a target annual cash incentive opportunity of 75% of her base salary. This target annual cash incentive opportunity was subject to proration at 67% in fiscal 2026 based on her service commencement date during the Company's second quarter of fiscal 2026. Ms. Burgoyne receives other benefits and perquisites on the same terms afforded to senior executives generally and as required by applicable law, including customary health, disability and insurance benefits and participation in the Company’s Executive Perquisite Fund Program. The Board believed this package was appropriate in light of Ms. Burgoyne’s highly relevant experience leading substantial consumer-facing revenue, e-commerce, marketing, retail, real estate, and guest innovation functions at lululemon, and the importance of securing her leadership during a period in which the Company is focused on accelerating growth, strengthening guest engagement, and enhancing the digital experience.
The CRO Employment Agreement provides that upon a termination by the Company without cause or a resignation by Ms. Burgoyne for good reason, she is entitled to receive, subject to execution of a general release of claims, the greater of (a) any amounts to which she may be entitled under the Company’s executive severance policy, or (b) twelve months of her then-current base salary, less any payment in lieu of notice as required by the Employment Standards Act (British Columbia), payable in a lump sum. In addition, if such a termination occurs prior to the first anniversary of her start date, Ms. Burgoyne is entitled to accelerated vesting of any unvested portion of the Sign-On Grants. If such termination occurs in connection with a change in control, she is also entitled to an additional amount equal to the cash bonus paid to her in the prior calendar year.
The CRO Employment Agreement contains customary non-competition and non-solicitation covenants with respect to the Company’s managerial employees that become effective as of the date of the executive’s termination of employment and that continue for one year and two years, respectively, thereafter. Ms. Burgoyne is also subject to a perpetual covenant to maintain confidentiality of the Company’s confidential information.
The description above is a summary of the material terms of the CRO Employment Agreement and is qualified in its entirety by the complete text of the CRO Employment Agreement, a copy of which is filed as Exhibit 10.1 to the Current Report on Form 8-K filed on November 21, 2025.

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Outstanding Equity Awards at Fiscal 2026 Year-End
The following table shows certain information regarding outstanding equity awards held by the NEOs as of July 31, 2026:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options / SARs Exercisable (#)(1)	Number of Securities Underlying Unexercised Options / SARs Unexercisable (#)(1)(2)	Option / SAR Exercise Price ($)(3)	Option / SAR Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)(5)	Market Value of Shares or Units of Stock That Have Not Vested ($)(6)

Robert A. Katz	45,528 (SARs)	—	200.70	9/23/2026	—	—
	14,814 (SARs)	—	285.05	9/27/2027	—	—
	11,727 (SARs)	—	357.66	9/27/2028	—	—
	22,827 (SARs)	—	295.19	9/25/2029	—	—
	21,371 (SARs)	—	247.79	9/25/2030	—	—
	19,156 (SARs)	—	247.79	9/25/2030	—	—
	5,057 (SARs)	—	351.85	9/24/2031	—	—
	9,365 (SARs)	—	213.55	9/29/2032	—	—
	5,899 (SARs)	2,950 (SARs)	221.89	9/29/2033	—	—
	4,235 (SARs)	8,471 (SARs)	180.61	9/27/2034	—	—
	8,362 (SARs)	16,724 (SARs)	169.64	6/4/2035	—	—
	—	50,899 (SARs)	164.53	9/30/2035	—	—
	—	—	—	—	890	132,948
	—	—	—	—	2,297	343,126
	—	—	—	—	4,096	611,860
	—	—	—	—	11,305	1,688,741
Angela A. Korch	5,000 (SARs)	—	262.31	2/1/2033	—	—
	7,929 (SARs)	3,965 (SARs)	221.89	9/29/2033	—	—
	5,693 (SARs)	11,386 (SARs)	180.61	9/27/2034	—	—
	—	23,341 (SARs)	149.57	9/30/2035	—	—
	—	—	—	—	1,196	178,658
	—	—	—	—	3,088	461,285
	—	—	—	—	5,867	876,412
Celeste Burgoyne	—	38,665 (SARs)	133.07	2/1/2036	—	—
	—	—	—	—	9,875	1,475,128
	—	—	—	—	24,393	3,643,826
	—	—	—	—	17,281	2,581,436

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	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options / SARs Exercisable (#)(1)	Number of Securities Underlying Unexercised Options / SARs Unexercisable (#)(1)(2)	Option / SAR Exercise Price ($)(3)	Option / SAR Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)(5)	Market Value of Shares or Units of Stock That Have Not Vested ($)(6)

Lynanne Kunkel	1,873 (SARs)	—	199.79	05/15/2027	—	—
	3,165 (SARs)	—	228.04	09/27/2027	—	—
	3,199 (SARs)	—	286.13	09/27/2028	—	—
	5,542 (SARs)	—	236.15	09/25/2029	—	—
	7,567 (SARs)	—	225.26	09/25/2030	—	—
	5,815 (SARs)	—	351.85	09/24/2031	—	—
	10,770 (SARs)	—	213.55	09/29/2032	—	—
	6,784 (SARs)	3,392 (SARs)	221.89	09/29/2033	—	—
	4,918 (SARs)	9,836 (SARs)	180.61	09/27/2034	—	—
	—	20,164 (SARs)	149.57	09/30/2035	—	—
	—	—	—	—	1,023	152,816
	—	—	—	—	2,668	398,546
	—	—	—	—	5,068	757,058
William Rock	2,946 (SARs)	—	160.56	9/23/2026	—	—
	3,041 (SARs)	—	228.04	9/27/2027	—	—
	2,475 (SARs)	—	286.13	9/27/2028	—	—
	4,288 (SARs)	—	236.15	9/25/2029	—	—
	4,774 (SARs)	—	225.26	9/25/2030	—	—
	2,528 (SARs)	—	351.85	9/24/2031	—	—
	4,682 (SARs)	—	213.55	9/29/2032	—	—
	5,565 (SARs)	2,783 (SARs)	221.89	9/29/2033	—	—
	4,220 (SARs)	8,442 (SARs)	180.61	9/27/2034	—	—
	—	17,305 (SARs)	149.57	9/30/2035	—	—
	—	—	—	—	839	125,330
	—	—	—	—	2,289	341,931
	—	—	—	—	4,349	649,654
(1)Represents exercisable or unexercisable SARs that vest in three equal annual installments beginning on the first anniversary of the grant date, except for the Premium SARs granted to Mr. Katz on September 25, 2020 which vested in full on the first anniversary of the grant date. Upon the exercise of a SAR, the actual number of shares the Company will issue to the NEO is equal to the quotient of (i) the product of (x) the excess of the per share fair market value of our common stock on the date of exercise over the exercise price, multiplied by (y) the number of SARs exercised and (ii) the per share fair market value of our common stock on the date of exercise, less any shares withheld to cover payment of applicable tax withholding obligations.

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(2)The grant dates and vesting dates of each unexercisable SAR award as of July 31, 2026 are as follows:

Name	Number of Unexercisable SARs	Grant Date	Vesting Schedule of Original Total Grant	Vesting Date (date award is vested in full)

Robert A. Katz	2,950	September 29, 2023	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 29, 2026
	8,471	September 27, 2024	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 27, 2027
	16,724	June 4, 2025	Equal annual installments over a three-year period beginning on anniversary of the grant date.	June 4, 2028
	50,899	September 30, 2025	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 30, 2028
Angela A. Korch	3,965	September 29, 2023	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 29, 2026
	11,386	September 27, 2024	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 27, 2027
	23,341	September 30, 2025	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 30, 2028
Celeste Burgoyne	38,665	February 1, 2026	Equal annual installments over a three-year period beginning on anniversary of the grant date.	February 1, 2029
Lynanne Kunkel	3,392	September 29, 2023	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 29, 2026
	9,836	September 27, 2024	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 27, 2027
	20,164	September 30, 2025	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 30, 2028
William Rock	2,783	September 29, 2023	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 29, 2026
	8,442	September 27, 2024	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 27, 2027
	17,305	September 30, 2025	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 30, 2028
(3)The exercise price of each SAR is equal to the closing price of our common stock on the grant date, except for: the Premium SARs granted to Mr. Katz with exercise prices of $200.70, $285.05, $357.66, and $295.19, which are equal to 125% of the closing price of our common stock on each applicable grant date; and the Premium SARs granted to Mr. Katz with exercise prices of $247.79, $169.64, and $164.53, which are equal to 110% of the closing price of our common stock on each applicable grant date.
(4)Represents unvested RSUs that, unless otherwise specifically noted in footnote 5 below, vest in three equal annual installments beginning on the first anniversary of the grant date.

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(5)The grant dates and vesting dates of RSUs that had not vested as of July 31, 2026 are as follows:

Name	Number of Unexercisble RSUs	Grant Date	Vesting Schedule of Original Total Grant	Vesting Date (date award is vested in full)

Robert A. Katz	890	September 29, 2023	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 29, 2026
	2,297	September 27, 2024	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 27, 2027
	4,096	June 4, 2025	Equal annual installments over a three-year period beginning on anniversary of the grant date.	June 4, 2028
	11,305	September 30, 2025	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 30, 2028
Angela A. Korch	1,196	September 29, 2023	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 29, 2026
	3,088	September 27, 2024	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 27, 2027
	5,867	September 30, 2025	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 30, 2028
Celeste Burgoyne	9,875	February 1, 2026	Equal annual installments over a three-year period beginning on anniversary of the grant date.	February 1, 2029
	24,393	February 1, 2026	Equal annual installments over a three-year period beginning on anniversary of the grant date.	February 1, 2029
	17,281	February 1, 2026	Vest in full on the first anniversary of the grant date	February 1, 2027
Lynanne Kunkel	1,023	September 29, 2023	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 29, 2026
	2,668	September 27, 2024	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 27, 2027
	5,068	September 30, 2025	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 30, 2028
William Rock	839	September 29, 2023	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 29, 2026
	2,289	September 27, 2024	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 27, 2027
	4,349	September 30, 2025	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 30, 2028
(6)The fair market value of these unvested RSU awards was determined based on the closing price of our common stock of $149.38 per share on July 31, 2026, multiplied by the number of unvested units.
Option Exercises and Stock Vested in Fiscal 2026
The following table shows for fiscal 2026 certain information regarding SAR exercises and RSUs vested during the last fiscal year with respect to the NEOs:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(3)

Robert A. Katz	—	—	4,982	709,292
Angela A. Korch	—	—	3,619	522,129
Celeste Burgoyne	—	—	—	—
Lynanne Kunkel	—	—	3,387	501,053
William Rock	—	—	2,431	359,568
(1)Represents the aggregate number of shares acquired on vesting or exercise, as applicable. Any amounts shown do not reflect amounts withheld by the Company to satisfy tax withholding requirements or to satisfy the exercise price.

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(2)The aggregate dollar value realized upon the exercise of options/SARs is computed by multiplying the difference between the market price of the Company’s common stock on the exercise date and the exercise price for the award by the number of awards exercised. None of the NEOs exercised SARs during fiscal year 2026.
(3)The aggregate dollar value realized on the vesting of RSUs was computed by multiplying the closing price of the Company’s common stock on the vesting date by the number of shares vested. If the vesting dates fell on a Saturday or Sunday, the most recent business date closing price was used.
Policies and Practices Related to the Grant of Certain Equity Awards
At each September meeting, it is the Compensation Committee’s long-standing practice to review our results for the previous fiscal year, review the Company’s financial plan and strategy for the upcoming fiscal year, and based on those reviews approve the granting of equity awards for the upcoming fiscal year. SARs are granted with an exercise price equal to or higher than the closing market price of our common stock on the grant date. We take into account the timing of our disclosure of material nonpublic information and in fiscal 2026, the Compensation Committee approved annual awards on the date of the regularly scheduled first fiscal quarter Board meeting in September, with the grant date being the first business day after the public release of earnings for the previous fiscal year. Accordingly, we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. Other than in limited special circumstances, such as grants made in connection with hiring, promotions, or to replace certain new hire grants once they vest and/or are exercised, equity awards are granted to NEOs at the same time that equity awards are granted to all other employees who are eligible for such awards. Consistent with this practice, during fiscal 2026, the Compensation Committee awarded SARs to our NEOs in September 2025 during a period beginning four business days before our filing of a periodic report on Form 10-K or Form 10-Q or the filing or furnishing of a current report on Form 8-K that disclosed material nonpublic information (other than a current report on Form 8-K disclosing a material new stock option award under Item 5.02(e) of such Form 8-K), and ending one business day after the filing or furnishing of such report (each a "Designated Period").
Pursuant to SEC rules, we are providing the following information relating to SARs awarded to NEOs in the Designated Periods occurring during fiscal 2026:

Name	Grant Date	Number of Securities Underlying the Award	Exercise Price of the Award ($/Sh)	Grant Date Fair Value of the Award ($)
Percentage Change in the Closing Market Price of the Securities Underlying the Award Between the Trading Day Ending Immediately Prior to the Disclosure of Material Nonpublic Information and the Trading Day Beginning Immediately Following the Disclosure of Material Nonpublic Information
(%)

Robert A. Katz	9/30/2025	50,899	164.53	1,500,000	1.0
Angela A. Korch	9/30/2025	23,341	149.57	778,436	1.0
Lynanne Kunkel	9/30/2025	20,164	149.57	672,483	1.0
William Rock	9/30/2025	17,305	149.57	577,130	1.0
Pension Benefits
The Company does not provide pension benefits or a defined contribution plan to the NEOs other than the Company’s tax-qualified 401(k) plan.
Nonqualified Deferred Compensation for Fiscal 2026
The Company maintains The Vail Corporation 2005 Deferred Compensation Plan, as amended (the "Deferred Compensation Plan"), a nonqualified deferred compensation plan available to a select group of management or highly compensated employees and non-employee directors of the Company. Eligible employees may elect to defer receipt of up to 80% of their base salary and up to 100% of their annual MIP award, and non-employee directors may elect to defer up to 100% of their annual cash fees, under the terms of the Deferred Compensation Plan. Deferral elections are irrevocable once made and generally must be filed with the Company no later than December 31 of the year preceding the plan year in which the compensation is earned, consistent with the requirements of Section 409A.

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Amounts deferred under the Deferred Compensation Plan are credited to a bookkeeping account maintained on the Company's records. The Company does not currently make any Company contributions to participants' accounts, although it retains discretion to do so. Each participant's account is credited or debited with hypothetical investment gains or losses from one or more available measurement funds as elected by the participant. The Deferred Compensation Plan does not guarantee any rate of return, and all amounts credited under the plan represent unsecured general obligations of the Company. A participant's account balance may be distributed in a lump sum or in annual installments over a period of up to ten years (as elected by the participant), following the participant's separation from service, death, or disability. A participant may also elect to receive an in-service scheduled distribution of a given plan year's deferrals in accordance with plan terms.

The following table sets forth information regarding the participation of our NEOs in the Deferred Compensation Plan during fiscal 2026. Mr. Rock was the only NEO who participated in the Deferred Compensation Plan during fiscal 2026.

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals/Distributions ($)(3)	Aggregate Balance at Last FYE ($)

William Rock	96,655	—	132,085	98,610	849,891
(1)Reflects a portion of Mr. Rock's fiscal 2025 annual MIP award (which was paid in fiscal 2026) that he voluntarily elected to defer under the Deferred Compensation Plan. This amount is included in the "Non-Equity Incentive Plan Compensation" Column for Mr. Rock in the Summary Compensation Table for fiscal 2025.
(2)The earnings reported in this column are not above-market or preferential and, therefore, are not reported in the Summary Compensation Table.
(3)Reflects amounts distributed to Mr. Rock in fiscal 2026 in accordance with the terms of previously elected in-service distributions.
(4)The following amounts that are included in the Aggregate Balance at Last FYE were reported as compensation to Mr. Rock in the "Summary Compensation Table" for fiscal year 2025 and 2024, respectively: $2,081,008 and $1,652,847.

Potential Payments Upon Termination or Change in Control
We believe severance benefits and change in control arrangements provide continuity of management in the event of an actual or threatened change in control. We also believe that our termination and severance provisions reflect both market practices and competitive factors and are necessary to attract and retain our executives.
Our executive severance policy requires that we provide certain compensation in the event of certain terminations of employment, including, without limitation, in connection with, or upon a change in control of the Company. In addition, the forms of equity award agreements used with all of our employees provide for the full acceleration of vesting of outstanding SARs, restricted stock, and RSUs upon a change in control of the Company if (i) the successor corporation does not assume, substitute, or continue such award, or (ii) the executive’s employment is terminated without Cause within the 12-month period following a change in control of the Company.
Under the terms of the Company’s executive severance policy, the Company may terminate an executive’s employment at any time with or without Cause. If the executive’s employment is terminated without Cause or terminated by the executive for Good Reason in connection with or outside of a Change in Control (each, as defined below), then the executive will be entitled, in exchange for a signed release, to receive compensation in the amounts and under the circumstances described below. The amount of severance received under the Company’s executive severance policy varies according to the executive’s grade and title. In general, covered executive employees are entitled to receive the following severance amounts under the Company’s executive severance policy in the event of termination of employment of the covered executive by the Company without Cause or by the covered executive for Good Reason: (i) for qualifying terminations occurring without a Change in Control, the covered executive is entitled to one year of base salary (two years of base salary in the case of the CEO), (ii) for qualifying terminations following a Change in Control, (A) the CEO is entitled to receive two years of base salary plus an amount equal to the most recent bonus paid to the CEO, (B) executive vice presidents, senior executive vice presidents, and division presidents are each entitled to receive one year of base salary plus an amount equal to the most recent bonus paid to the executive, and (C) vice presidents and senior vice presidents are entitled to receive one year of base salary. Mr. Katz and Ms. Burgoyne are also entitled to receive certain additional severance, as described under the heading "Employment Agreements" and included in their "Potential Payments Upon Termination or Change in Control" tables below.

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Under the terms of the Company's executive severance policy, "Cause" is generally defined as (i) any conduct related to the Company involving gross negligence, gross mismanagement, or the unauthorized disclosure of confidential information or trade secrets; (ii) dishonesty or a violation of the Company’s Code of Ethics and Business Conduct that has or reasonably could be expected to result in a detrimental impact on the reputation, goodwill, or business position of any of the Companies; (iii) gross obstruction of business operations or illegal or disreputable conduct by executive that impairs or reasonably could be expected to impair the reputation, goodwill, or business position of any of the Companies, and any acts that violate any policy of the Company relating to discrimination or harassment; (iv) commission of a felony or a crime involving moral turpitude or the entrance of a plea of guilty or nolo contendere to a felony or a crime involving moral turpitude; or (v) any action involving a material breach of the terms of the employment agreement including material inattention to or material neglect of duties that executive has not have remedied within 30 days after receiving written notice from the Board specifying the details thereof.
"Good Reason" is defined under the terms of the Company's executive severance policy as (i) the Company has decreased the executive’s then current base salary, (ii) the executive is directed to relocate their principal office more than 50 miles without their consent, and/or (iii) the Company has effected a material diminution in the executive’s reporting responsibilities, authority, or duties as in effect immediately prior to such change; provided, however, that executive does not have the right to terminate executive’s employment agreement for Good Reason unless: (A) executive has provided notice to the Company of any of the foregoing conditions within 90 days of the initial existence of the condition; (B) the Company has been given at least 30 days after receiving such notice to cure such condition (other than if Good Reason is due to a Change in Control); and (C) executive actually terminates employment within six months following the initial existence of the condition.
"Change in Control" is defined under the terms of the Company's executive severance policy as an event or series of events by which: (A) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent, or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of 35% or more of the equity securities of the Company entitled to vote for members of the Board or equivalent governing body of the Company on a fully-diluted basis; or (B) during any period of twenty four consecutive months, a majority of the members of the Board or other equivalent governing body of the Company cease to be composed of individuals (1) who were members of that Board or equivalent governing body on the first day of such period, (2) whose election or nomination to that Board or equivalent governing body was approved by individuals referred to in clause (1) above constituting at the time of such election or nomination at least a majority of that Board or equivalent governing body, or (3) whose election or nomination to that Board or other equivalent governing body was approved by individuals referred to in clauses (1) and (2) above constituting at the time of such election or nomination at least a majority of that Board or equivalent governing body (excluding, in the case of both clause (2) and clause (3), any individual whose initial nomination for, or assumption of office as, a member of that Board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the Board); or (C) any person or two or more persons acting in concert shall have acquired, by contract or otherwise, control over the equity securities of the Company entitled to vote for members of the Board or equivalent governing body of the Company on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right) representing 51% or more of the combined voting power of such securities; or (D) the Company sells or transfers (other than by mortgage or pledge) all or substantially all of its properties and assets to, another "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act). The "Change in Control" definition in the 2024 Plan is similar to the "Change in Control" definition in the Company's executive severance policy, but notably, the relevant period under the 2024 Plan for the "Change in Control" prong triggered by changes to majority composition of the Board is during any period of twelve consecutive months rather than twenty four consecutive months. The CEO Employment Agreement and the CRO Employment Agreement have a definition of "Change in Control" that is the same as the executive severance policy's "Change in Control" definition in all material respects.
The amounts shown in the tables below are estimates of the value of the payments and benefits provided to each of our NEOs upon a qualifying termination of employment.

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Robert A. Katz, Chairperson of the Board and Chief Executive Officer
The following table describes the estimated potential compensation payable to Mr. Katz upon a qualifying termination of his employment, assuming the termination occurred on July 31, 2026:

Executive Benefits and Payments(1)	Termination without Cause or Non-Renewal of Employment Contract by Company or Resignation for Good Reason ($)	Termination without Cause or Resignation for Good Reason following Change in Control ($)(2)

Base Salary (paid as lump sum)	2,000,000	2,000,000
SAR/RSU Acceleration(3)	2,776,675	2,776,675
MIP Award(4)	204,600	204,600
Health Insurance(5)	18,193	—
Total	4,999,468	4,981,275
(1)Assumes the following: (a) base salary equal to $1,000,000 is in effect as of the assumed termination or change in control date of July 31, 2026 and (b) executive’s unvested RSUs and SARs at July 31, 2026 would be subject to accelerated vesting on that date (when the closing price per share of our common stock was $149.38) (see footnote 2).
(2)Benefits triggered upon termination without cause or resignation for Good Reason would apply in the same manner following a change in control pursuant to the Company’s executive severance policy when the new owners are bound by the terms of the executive severance policy.
(3)In connection with a termination of his employment without cause or by Mr. Katz for good reason, Mr. Katz receives full vesting of any RSUs, SARs, or other equity awards then held by Mr. Katz that were granted on or after September 26, 2025.
(4)In connection with a qualifying termination, Mr. Katz is entitled to receive a pro-rata MIP bonus, with the amount based on actual performance against performance goals, payable in a lump sum at the same time as bonuses are paid to the Company's senior executives generally. This row reflects actual performance. In the event of a qualifying termination of Mr. Katz's employment within the 365 days following a Change in Control, Mr. Katz would also be entitled to receive an amount equal to the cash bonus paid to him in the prior calendar year, provided that this amount would have been $0 if such termination occurred on July 31, 2026 because Mr. Katz did not receive a MIP bonus payment in calendar year 2025.
(5)Reflects one year of COBRA premiums, payable as a lump sum, in accordance with the CEO Employment Agreement.
Angela A. Korch, Executive Vice President and Chief Financial Officer
The following table describes the estimated potential compensation to Ms. Korch upon a qualifying termination of her employment, assuming the termination occurred on July 31, 2026:

Executive Benefits and Payments(1)	Termination without Cause or Resignation for Good Reason ($)	Termination without Cause or Resignation for Good Reason following Change in Control ($)(2)

Base Salary (paid as a lump sum)	625,931	625,931
SAR/RSU Acceleration	—	1,516,356
MIP Award(3)	—	419,313
Health Insurance	—	—
Total	625,931	2,561,600
(1)Assumes the following: (a) base salary equal to $625,931 is in effect as of the assumed termination or change in control date of July 31, 2026; and (b) executive’s unvested SARs and RSUs at July 31, 2026, would be subject to accelerated vesting on that date (when the closing price per share of our common stock was $149.38) (see footnote 2).
(2)Benefits triggered upon termination without cause or resignation for Good Reason would apply in the same manner following a change in control pursuant to the Company’s executive severance policy when the new owners are bound by the terms of the executive severance policy.
(3)Includes an amount equal to the cash bonus paid to the NEO in the prior calendar year (fiscal 2025).

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Celeste Burgoyne, Executive Vice President and Chief Revenue Officer
The following table describes the estimated potential compensation to Ms. Burgoyne upon a qualifying termination of her employment, assuming the termination occurred on July 31, 2026:

Executive Benefits and Payments(1)	Termination without Cause or Resignation for Good Reason ($)	Termination without Cause or Resignation for Good Reason following Change in Control ($)(2)

Base Salary (paid as a lump sum)	900,000	900,000
SAR/RSU Acceleration(3)	6,225,262	8,331,016
MIP Award(4)	—	—
Health Insurance	—	—
Total	7,125,262	9,231,016
(1)Assumes the following: (a) base salary equal to $900,000 is in effect as of the assumed termination or change in control date of July 31, 2026; and (b) executive’s unvested SARs and RSUs at July 31, 2026, would be subject to accelerated vesting on that date (when the closing price per share of our common stock was $149.38) (see footnote 2).
(2)Benefits triggered upon termination without cause or resignation for Good Reason would apply in the same manner following a change in control pursuant to the Company’s executive severance policy when the new owners are bound by the terms of the executive severance policy.
(3)If, before January 26, 2027, Ms. Burgoyne's employment terminates for any reason other than for Cause or by reason of her voluntary resignation, the unvested portion of the Sign-On Grants will accelerate.
(4)Includes an amount equal to the cash bonus paid to the NEO in the prior calendar year (fiscal 2025), which is $0, because Ms. Burgoyne was not employed by the Company during fiscal 2025.
Lynanne Kunkel, Executive Vice President, Chief Human Resources Officer & Chief Transformation Officer
The following table describes the estimated potential compensation to Ms. Kunkel upon a qualifying termination of her employment assuming the termination occurred on July 31, 2026:

Executive Benefits and Payments(1)	Termination without Cause or Resignation for Good Reason ($)	Termination without Cause or Resignation for Good Reason following Change in Control ($)(2)

Base Salary (paid as lump sum)	584,768	584,768
SAR/RSU Acceleration	—	1,308,419
MIP Award(3)	—	391,738
Health Insurance	—	—
Total	584,768	2,284,925
(1)Assumes the following: (a) base salary equal to $584,768 is in effect as of the assumed termination or change in control date of July 31, 2026; and (b) executive’s unvested SARs and RSUs at July 31, 2026, would be subject to accelerated vesting on that date (when the closing price per share of our common stock was $149.38) (see footnote 2).
(2)Benefits triggered upon termination without cause or resignation for Good Reason would apply in the same manner following a change in control pursuant to the Company’s executive severance policy when the new owners are bound by the terms of the executive severance policy.
(3)Includes an amount equal to the cash bonus paid to the NEO in the prior calendar year (fiscal 2025).

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William Rock, President - Mountain Division
The following table describes the estimated potential compensation to Mr. Rock upon a qualifying termination of his employment assuming the termination occurred on July 31, 2026:

Executive Benefits and Payments(1)	Termination without Cause or Resignation for Good Reason ($)	Termination without Cause or Resignation for Good Reason following Change in Control ($)(2)

Base Salary (paid as lump sum)	577,130	577,130
SAR/RSU Acceleration	—	1,116,914
MIP Award(3)	—	386,621
Health Insurance	—	—
Total	577,130	2,080,665
(1)Assumes the following: (a) base salary equal to $577,130 is in effect as of the assumed termination or change in control date of July 31, 2026; and (b) executive’s unvested SARs and RSUs at July 31, 2026, would be subject to accelerated vesting on that date (when the closing price per share of our common stock was $149.38) (see footnote 2).
(2)Benefits triggered upon termination without cause or resignation for Good Reason would apply in the same manner following a change in control pursuant to the Company’s executive severance policy when the new owners are bound by the terms of the executive severance policy.
(3)Includes an amount equal to the cash bonus paid to the NEO in the prior calendar year (fiscal 2025).
Securities Authorized for Issuance Under Equity Compensation Plans
The following table summarizes the Company’s equity compensation plans as of July 31, 2026:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)(2) (# in thousands)	Weighted average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (# in thousands)

	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,255	199.46	926
Equity compensation plans not approved by security holders	—	—	—
Total	1,255	199.46	926
(1)Includes 328,000 RSUs that are not included in the calculation of the Weighted-Average Exercise Price in column (b).
(2)Includes the gross number of shares underlying outstanding SARs. Upon the exercise of a SAR, the actual number of shares we will issue to the participant is equal to (i) (x) the excess of the per share fair market value of our common stock on the date of exercise over the exercise price, multiplied by (y) the number of SARs exercised, divided by (ii) the per share fair market value of our common stock on the date of exercise, less any shares withheld to cover payment of applicable tax withholding obligations.
Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K (we refer to the statute and the regulation collectively as the "pay ratio rule"), we are providing the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with the pay ratio rule.
We determined our median employee as of July 31, 2026, which is the last day of our fiscal 2026. On July 31, 2026, we had 16,698 employees, approximately 6,219 of which were year-round employees and 10,479 of which were seasonal employees.
To identify the "median employee" for the purposes of this disclosure, we analyzed the compensation we paid to each of those individuals for the 12-month period ending on the fiscal year. We considered each employee’s "compensation" to consist of (i)

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the employee’s total gross earnings for a 12-month period ending on July 31, 2026, or June 30, 2026, in the case of Australian employees, plus (ii) the estimated amount of the Company’s contributions for that period to the retirement plans in which the employee participates based upon the employee’s deferral elections on the date identified. For our Canadian employees, the rate of pay was converted using the conversion rate CAD$1.0000 to USD$0.7126 as of July 31, 2026. For our Australian employees, the rate of pay was converted using the conversion rate of AUD$1.0000 to USD$0.7017 as of June 30, 2026. For our Swiss employees, the rate of pay was converted using the conversion rate CHF$1.0000 to USD$1.2379 as of July 31, 2026. No cost-of-living adjustments were made.
In accordance with SEC guidance, we have disclosed our fiscal 2026 CEO pay ratio using the total compensation of our current CEO, who was serving in that role on our disclosure date of July 31, 2026. The Total Annual Compensation of our CEO in fiscal 2026 was $4,255,493 and was based on the compensation reportable in the Summary Compensation Table according to applicable instructions and interpretations. When compared to the total annual compensation for our median employee of $26,183 this results in a pay ratio of 163:1.
The nature of our operations requires the use of many seasonal and part-time employees who do not work year-round, and accordingly, we are providing a supplemental disclosure annualizing the compensation of such employees. To identify the "median employee" for purposes of this supplemental disclosure, we analyzed the compensation that we paid to each of those individuals for the 12-month period ending on the fiscal year. We considered each employee’s "compensation" to consist of (i) the employee’s total gross earnings for the 12-month period ending July 31, 2026, or June 30, 2026, in the case of Australian employees, plus (ii) the estimated amount of the Company’s contributions for that period to the retirement plans in which the employee participates. The compensation for seasonal or part-time employees who were not employed by us for the entire 12-month period was annualized to reflect compensation for a comparable period (or 2,080 hours worked during the year). The same Canadian dollar, Australian dollar, and Swiss franc currency conversion rates as stated above were used for this supplemental disclosure. No cost of living adjustments were made.
Using the total annual compensation of our CEO in fiscal 2026 of $4,255,493 when compared to the total annualized compensation for the median employee selected for this supplemental disclosure as of July 31, 2026 of $46,764, results in a pay ratio of 91:1.

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PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Item 402(v) of Regulation S-K, we are providing the following disclosure regarding the relationship between executive compensation actually paid (as defined by SEC rules) for each person serving as our principal executive officer ("PEO") and our other NEOs on an average basis ("Non-PEO NEOs") and certain Company financial performance metrics for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, please see the CD&A beginning on page 51.

							Value of Initial Fixed $100 Investment based on:(4)

Year	Summary Compensation Table Total for Robert A. Katz ($)(1)	Summary Compensation Table Total for Kirsten A. Lynch ($)(1)	Compensation Actually Paid to Robert A. Katz ($)(1),(2),(3)	Compensation Actually Paid to Kirsten A. Lynch ($)(1),(2),(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1),(2),(3)	TSR ($)	Peer Group TSR ($)	Net Income ($ in millions)	Resort Reported EBITDA ($ in millions)(5)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
2026	4,255,493	—	4,010,076	—	3,672,901	3,937,645	60.55	137.36	147.5	745.7
2025	3,952,230	9,496,826	3,144,846	6,878,406	2,117,163	1,556,617	57.09	142.06	298.0	844.1
2024	—	6,288,586	—	1,736,532	1,835,292	516,440	65.64	111.37	246.3	825.1
2023	—	6,195,302	—	7,161,467	1,648,434	1,079,735	81.49	107.16	285.1	834.8
2022	2,022,454	6,609,628	1,866,128	4,684,527	2,275,391	1,588,826	79.31	81.43	368.3	836.9
(1)Robert A. Katz was our PEO from August 1, 2020 to November 1, 2021 and from May 22, 2025 through the end of fiscal 2026. Kirsten A. Lynch was our PEO from November 1, 2021 to May 22, 2025. The individuals comprising the Non-PEO NEOs for each year are listed below.

2022	2023	2024	2025	2026

Michael Z. Barkin	Michael Z. Barkin	Robert A. Katz	Julie A. DeCecco	Celeste Burgoyne
Ryan Bennett	Ryan Bennett	Angela A. Korch	Angela A. Korch	Angela A. Korch
David T. Shapiro	Robert A. Katz	William Rock	Lynanne Kunkel	Lynanne Kunkel
James C. O'Donnell	Angela A. Korch	David T. Shapiro	William Rock	William Rock
James C. O'Donnell
David T. Shapiro
(2)The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.
(3)Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEOs and the Non-PEO NEOs computed in accordance with Item 402(v) of Regulation S-K as set forth below. The same valuation methodologies to create the underlying assumptions were used to calculate the fair values of equity awards as those disclosed at the time of grant. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table. The Company did not have a defined benefit pension plan in the covered years, so no pension adjustments were made.

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Year	Summary Compensation Table Total for Robert A. Katz ($)	Exclusion of Stock Awards and Option Awards for Robert A. Katz ($)	Inclusion of Adjusted Equity Values for Robert A. Katz ($)	Total Compensation Actually Paid to Robert A. Katz ($)

2026	4,255,493	(3,000,000)	2,754,583	4,010,076

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)

2026	3,672,901	(2,833,712)	3,098,456	3,937,645
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Robert A. Katz ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards Granted in Prior Fiscal Years for Robert A. Katz ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Robert A. Katz ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Robert A. Katz ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Robert A. Katz ($)	Total - Inclusion of Adjusted Equity Values for Robert A. Katz ($)

2026	2,855,237	(6,027)	—	(94,627)	—	2,754,583

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards Granted in Prior Fiscal Years for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Adjusted Equity Values for Non-PEO NEOs ($)

2026	3,112,859	(2,911)	—	(11,492)	—	3,098,456
(4)The Peer Group Total Shareholder Return ("TSR") set forth in this table utilizes the Dow Jones U.S. Travel & Leisure Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended July 31, 2026. The comparison assumes $100 was invested for the period starting July 31, 2021, through the end of the listed year in the Company and in the Dow Jones U.S. Travel and Leisure Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5)We determined Resort Reported EBITDA to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEOs and Non-PEO NEOs in 2026. Resort Reported EBITDA is a non-GAAP financial measure, calculated as earnings before interest, taxes, depreciation, and amortization, as reported for our Mountain and Lodging segments combined. For a reconciliation of the differences between Resort Reported EBITDA and the most directly comparable GAAP financial measure, see Appendix A of this proxy statement. This performance measure may not have been the most important financial performance measure in prior years and we may determine a different financial performance measure to be the most important financial performance measure in future years.

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Relationship Between PEOs and Non-PEO NEO Compensation Actually Paid and Company TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and the cumulative TSR over the five most recently completed fiscal years for the Company and the Dow Jones U.S. Travel & Leisure Index.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
Compensation Actually Paid ($ Millions)
TSR (7/31/2021 Indexed to $100)
0
1
2
3
4
5
6
7
8
$0
$20
$40
$60
$80
$100
$120
$140
$160
100.00
4.7
81.43
79.31
1.9
1.6
7.2
107.16
81.49
1.1
111.37
65.64
1.7
0.5
142.06
6.9
57.09
3.1
1.6
137.36
60.55
4.0
3.9
2021
2022
2023
2024
2025
2026
Fiscal Year
Robert A. Katz Compensation Actually Paid
Kirsten A. Lynch Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Vail Resorts Inc TSR
Dow Jones U.S. Travel & Leisure Index TSR

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Table of Contents	PAY VERSUS PERFORMANCE
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Income
Compensation Actually Paid ($ Millions)
Net Income ($ Millions)
0
1
2
3
4
5
6
7
8
0
50
100
150
200
250
300
350
400
368.3
285.1
246.3
298.0
147.5
1.9
4.7
1.6
7.2
1.1
1.7
0.5
3.1
6.9
1.6
4.0
3.9
2022
2023
2024
2025
2026
Fiscal Year
Robert A. Katz Compensation Actually Paid
Kirsten A. Lynch Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Vail Resorts Inc Net Income

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PAY VERSUS PERFORMANCE	Table of Contents
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Resort Reported EBITDA
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Resort Reported EBITDA during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Resort Reported EBITDA
Compensation Actually Paid ($ Millions)
Resort Reported EBITDA ($ Millions)
Fiscal Year
2022
2023
2024
2025
2026
1.9
4.7
1.6
7.2
1.1
1.7
0.5
3.1
6.9
1.6
4.0
3.9
836.9
834.8
825.1
844.1
745.7
Robert A. Katz Compensation Actually Paid
Kirsten A. Lynch Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Resort Reported EBITDA

Tabular List of Most Important Financial Performance Measures
Resort Reported EBITDA was the only financial performance measure that the Company used to link Compensation Actually Paid to our PEO and Non-PEO NEOs for fiscal 2026 to Company Performance.

86

Table of Contents	BENEFICIAL OWNERSHIP
BENEFICIAL OWNERSHIP OF VAIL RESORTS SECURITIES

Information as to Certain Shareholders
Set forth below is certain information with respect to each person or group known to the Company to be the beneficial owner of more than five percent of the Company’s voting securities at the close of business on October 19, 2026 (except as otherwise indicated below).

	Common Stock Beneficially Owned
Name of Beneficial Owner	Shares (#)	Percent of Class (%)(1)

Baron Capital Management, Inc.(2)	6,536,697	18.3
Capital International Investors(3)	4,066,810	11.4
BlackRock Inc.(4)	3,484,986	9.8
Original Oasis Group(5)	3,223,435	9.0
Vanguard Capital Management(6)	1,879,275	5.3
(1)Applicable percentages are based on 35,717,551 shares outstanding on October 19, 2026.
(2)As reported by Baron Capital Group, Inc. ("BCG"), BAMCO, Inc. ("BAMCO"), Baron Capital Management, Inc. ("BCM"), Baron Generational Growth Fund ("BGGF"), Baron Partners Fund (“BPF”) and Ronald Baron on a joint Schedule 13G/A filed with the SEC on August 14, 2026. BAMCO and BCM are subsidiaries of BCG. BGGF and BPF are advisory clients of BAMCO. Ronald Baron owns a controlling interest in BCG. According to the Schedule 13G/A, the holders have shared voting power over 6,465,654 shares of the Company’s common stock and shared dispositive power over 6,536,697 shares of the Company’s common stock. The address for the holders is 767 Fifth Avenue, 49th Floor, New York, NY 10153.
(3)As reported by Capital International Investors on a Schedule 13G/A filed with the SEC on May 14, 2026. According to the Schedule 13G/A, Capital International Investors has sole voting power over 4,017,889 shares of the Company’s common stock and sole dispositive power over 4,066,810 shares of the Company’s common stock. The address for the holder is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071.
(4)As reported by BlackRock, Inc. on a Schedule 13G/A filed with the SEC on November 12, 2024. According to the Schedule 13G/A, BlackRock, Inc. has sole voting power over 3,408,594 shares of the Company’s common stock and sole dispositive power over 3,484,986 shares of the Company’s common stock. The address for the holder is 50 Hudson Yards, New York, NY 10001.
(5)As reported by Oasis, the Original Oasis Nominees and Seth Fischer on a joint Schedule 13D/A filed with the SEC on September 29, 2026. According to the Schedule 13D/A, such persons may be deemed to have formed a "group" within the meaning of Section 13(d)(3) of the Exchange Act, and the group may be deemed to have beneficially owned an aggregate of 3,223,435 shares of the Company's common stock. Oasis and Seth Fischer have shared voting power over 3,222,085 shares of the Company’s common stock and shared dispositive power over 3,222,085 shares of the Company’s common stock and M. Ashton Hudson has sole voting power over 1,350 shares of the Company's common stock and sole dispositive power over 1,350 shares of the Company's common stock. The address for the Original Oasis Group was c/o 25/F, LHT Tower, 31 Queen's Road Central, Central, K3, 00000.
(6)As reported by Vanguard Capital Management on a Schedule 13G filed with the SEC on April 30, 2026. According to the Schedule 13G, Vanguard Capital Management has sole voting power over 273,904 shares of the Company’s common stock and sole dispositive power over 1,879,275 shares of the Company’s common stock. The address for the holder is 100 Vanguard Blvd, Malvern, PA 19355.

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Security Ownership of Directors and Executive Officers
Set forth in the following table is the beneficial ownership of common stock at the close of business on October 19, 2026 for all directors, nominees, named executive officers, and all directors and executive officers as a group as of such date (except as otherwise indicated below).

	Common Stock Beneficially Owned
Name of Beneficial Owner	Shares (#)	Percent of Class (%)(1)

Reginald A. Chambers	3,408	*
Susan L. Decker(2)	10,952	*
William J. Hornbuckle	—	*
Robert A. Katz	290,201	*
Iris Knobloch	3,382	*
Nadia N. Rawlinson	7,205	*
Michele Romanow	9,776	*
Hilary A. Schneider	18,674	*
D. Bruce Sewell	23,718	*
Peter A. Vaughn	10,347	*
Celeste Burgoyne	—	*
Angela A. Korch	8,172	*
Lynanne Kunkel	12,146	*
William Rock	11,885	*
Current directors and executive officers as a group (17 persons)*	420,305	1.2
* Less than 1.0%.
(1)Applicable percentages are based on 35,717,551 shares outstanding on October 19, 2026, adjusted as required by rules promulgated by the SEC. Unless indicated by footnote, the address for each listed director and executive officer is c/o Vail Resorts, Inc., 390 Interlocken Crescent, Broomfield, Colorado 80021. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, the person named in the table has sole voting and investment power with respect to all shares of common stock beneficially owned by them.
The number of shares of common stock outstanding used in calculating the percentage for each listed person includes the RSUs, and common stock underlying SARs, held by that person that are currently exercisable or are exercisable within 60 days of October 19, 2026, but excludes RSUs and our common stock underlying SARs held by any other person.
(2)On September 2, 2026, Ms. Decker communicated her intention not to stand for reelection to the Board at the end of her current term, which concludes on the date of the 2026 Annual Meeting.

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Table of Contents	PROPOSAL 2
PROPOSAL 2. RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Selection of Independent Registered Public Accounting Firm
The Audit Committee has selected, and the Board has ratified the selection of, PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for fiscal 2027, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. PricewaterhouseCoopers LLP has been the Company’s independent registered public accounting firm since 2002. PricewaterhouseCoopers LLP expects to have a representative at the Annual Meeting who will have the opportunity to make a statement and who will be available to answer appropriate questions.
Neither the Company’s Bylaws nor other governing documents or law require shareholder ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the selection of PricewaterhouseCoopers LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP. It is understood that even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its shareholders.
Fees Billed to Vail Resorts by PricewaterhouseCoopers LLP During Fiscal 2026 and Fiscal 2025
àAudit Fees. Audit fees (including expenses) billed (or billable) to the Company by PricewaterhouseCoopers LLP for the audit of our annual financial statements included in our Form 10-K and the review of the financial statements included in our Forms 10-Q with respect to fiscal 2026 and fiscal 2025 were $3,835,000 and $4,109,000, respectively. For both fiscal years, such fees included fees for PricewaterhouseCoopers LLP’s examination of the effectiveness of the Company’s internal control over financial reporting.
àAudit-Related Fees. There were no audit-related fees billed by PricewaterhouseCoopers LLP with respect to fiscal 2026 and fiscal 2025.
àTax Fees. Tax fees billed (or billable) by PricewaterhouseCoopers LLP with respect to fiscal 2026 and fiscal 2025 were $0 in both years.
àAll Other Fees. All other fees billed by PricewaterhouseCoopers LLP with respect to fiscal 2026 and fiscal 2025 were $2,000 in both years. Such fees were related to software licensing fees for technical research tools in both years.
The Audit Committee determined that the provision of services other than audit services by PricewaterhouseCoopers LLP was compatible with maintaining PricewaterhouseCoopers LLP’s independence.
The Audit Committee has the sole authority to approve all audit engagement fees and terms and pre-approve all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. The Audit Committee has delegated authority to the Chair of the Audit Committee to pre-approve services between Audit Committee meetings, which must be reported to the full Audit Committee at its next meeting. Fees for permissible non-audit services that are not pre-approved must be less than 5% of total fees paid. For fiscal 2026 and fiscal 2025, all of the fees above were pre-approved by the Audit Committee.

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PROPOSAL 2	Table of Contents

FOR
The Board recommends that you vote "FOR" the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2027.

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Table of Contents	PROPOSAL 3
PROPOSAL 3. ADVISORY VOTE
TO APPROVE EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, we are asking shareholders to approve an advisory resolution, commonly referred to as a "say-on-pay" resolution, approving our executive compensation as reported in this proxy statement. As described in the CD&A of this proxy statement, our executive compensation program is designed to incentivize achievement of short- and long-term Company and individual performance. We believe this compensation approach aligns the interests of our executive officers with those of our shareholders.
The Compensation Committee has structured our executive compensation program to achieve the following key objectives:
àEmphasizing Pay-for-Performance. Emphasize pay-for-performance by tying annual and long-term compensation incentives to achievement of specified performance objectives or overall stock performance.
àAttracting, Retaining and Motivating. Attract, retain, and motivate talented executives who will determine our long-term success through a program competitive with compensation paid by companies in the same market for executive talent.
àRewarding Contributions and Creating Long-Term Value. Recognize and reward contributions of all employees, including executive officers, in achieving strategic goals and business objectives, while aligning the program with shareholder interests.
àAligning Executive Officers' Interests with those of Shareholders. Equity-based compensation constitutes a significant portion of our executive officers' overall compensation. We use equity as the primary form for long-term incentive opportunities to motivate and reward executive officers to achieve multi-year strategic goals and deliver sustained long-term value to shareholders. Using equity for long-term incentives creates strong alignment between the interests of executive officers and those of our shareholders.
We encourage shareholders to read the CD&A (as well as the other tables and narrative disclosures included in this proxy statement), which describes in more detail how our executive compensation program operates and is designed to achieve our compensation objectives, including through the use of annual incentive awards, long-term equity awards, a high percentage of compensation that is variable or "at-risk." The Compensation Committee and the Board believe that the policies and procedures articulated in the CD&A are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement has supported and contributed to the Company’s recent and long-term success and is aligned with the interests of our shareholders.
At the 2025 Annual Meeting of Stockholders, we submitted a "say-on-pay" resolution to our shareholders. Our shareholders approved this proposal with approximately 97% of the votes cast on the proposal voting in favor of the resolution. Because our Board views the annual advisory vote as a good corporate governance practice, and because at our 2023 Annual Meeting of Stockholders approximately 99% of the votes cast on the frequency proposal were in favor of an annual advisory vote, we are again asking shareholders to approve the compensation of our NEOs as disclosed in this proxy statement.
Accordingly, the Board unanimously recommends that shareholders approve the following advisory resolution at the Annual Meeting:
"RESOLVED, that the compensation paid to the named executive officers of Vail Resorts, Inc., as disclosed pursuant to the rules of the Securities and Exchange Commission, including the CD&A, compensation tables and related narrative discussion, is hereby APPROVED."

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Proposal 3	Table of Contents
Although this vote is advisory and is not binding on the Company, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

FOR	The Board recommends that you vote "FOR" the advisory approval of executive compensation.

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Table of Contents	PROPOSAL 4
PROPOSAL 4. APPROVE AN AMENDMENT TO THE VAIL RESORTS, INC. 2024 OMNIBUS INCENTIVE PLAN

The Board is seeking shareholder approval of an amendment to the Vail Resorts, Inc. 2024 Omnibus Incentive Plan (the "2024 Plan") to increase the number of shares reserved for issuance in connection with awards thereunder by 750,000 shares from 1,500,000 to 2,250,000 (the "2024 Plan Amendment"). We are not proposing any other material changes to the 2024 Plan. The Board believes the adoption of the 2024 Plan Amendment is in the best interests of shareholders and the Company because equity-based awards help to attract, motivate, and retain talented employees, directors, and other service providers, align employee and shareholder interests, link employee compensation with performance, and maintain a culture based upon employee stock ownership. The 2024 Plan Amendment will allow us to continue granting equity-based awards to employees, consultants and directors of the Company.
The 2024 Plan was originally adopted by our board of directors and approved by shareholders in 2024 to succeed the 2015 Omnibus Incentive Plan (the "2015 Plan").
The Board approved the 2024 Plan Amendment on September 24, 2026, subject to and effective upon approval by shareholders at the annual meeting. We are seeking shareholder approval solely to increase the number of shares reserved for issuance in connection with awards thereunder; all other material features of the 2024 Plan would remain unchanged. The proposed increase is intended to provide sufficient shares for future equity awards under the Company's existing compensation program and does not reflect any change in the Company's executive compensation philosophy, equity grant practices, or expected annual equity award levels.
Shareholder approval of the 2024 Plan Amendment is necessary in order for the Company to (i) meet the NYSE shareholder approval requirements, and (ii) meet shareholder approval requirements for the grant of stock options that qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Capitalized terms herein will have the meanings ascribed to them in the 2024 Plan.
Background
On September 24, 2026, upon the recommendation and approval of the Company’s Compensation Committee (the “Compensation Committee”), the Board adopted the 2024 Plan Amendment, subject to shareholder approval. The 2024 Plan Amendment will become effective upon approval by the Company's shareholders. The 2024 Plan Amendment would add 750,000 shares to the 2024 Plan share reserve. If this proposal is not approved, the 2024 Plan will remain in effect without the increase, and we will continue to grant awards from the existing share reserve until it is depleted.
The 2024 Plan is our only equity compensation plan from which new awards may be granted. Since the original effectiveness of the 2024 Plan on December 5, 2024, no additional awards have been available for grant under the 2015 Plan. Outstanding awards under the 2015 Plan and the Amended and Restated 2002 Long-Term Incentive and Share Award Plan (the "2002 Plan") continue to be governed by their applicable plan and the respective agreements under which they were granted. The number of shares, if any, that are subject to awards issued under the 2015 Plan or 2002 Plan that are forfeited, canceled, terminated, or surrendered on or after December 5, 2024 are extinguished and unavailable for awards under the 2002 Plan, 2015 Plan, or 2024 Plan.
The 2024 Plan provides for the grant of awards of options (nonqualified stock options or incentive stock options), SARs, restricted shares, restricted share units, performance shares, performance units, performance cash awards, dividend equivalent rights, and other share-based awards (each, an "Award" and collectively, the "Awards"). Subject to adjustment as provided in the 2024 Plan, the number of shares of stock reserved for issuance under the 2024 Plan will be increased by 750,000 shares from 1,500,000 to 2,250,000 if the 2024 Plan Amendment is approved. For any Awards under the 2024 Plan that are forfeited, canceled, terminated, exchanged, or surrendered, or for any Award that is settled in cash or otherwise terminates without a distribution of shares to

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PROPOSAL 4	Table of Contents
the participant, the shares subject to such Award will generally, to the extent of any such forfeiture, settlement, termination, cancellation, exchange, surrender, or cash settlement, again be available for grant under the 2024 Plan.
The material terms of the 2024 Plan are summarized below and would remain unchanged other than the increase of shares available for award requested under the 2024 Plan Amendment. This summary is qualified in its entirety by reference to the full text of the 2024 Plan and the 2024 Plan Amendment, which is attached as Appendix B to this proxy statement.
Key Features of the 2024 Plan
The 2024 Plan contains several features that are consistent with protecting the interests of shareholders and sound corporate governance practices, including the following:
à1:1 share count approach. The 2024 Plan does not have any fungible share counting provisions. The number of shares subject to an Award will be counted against the share limit as one share for every one share subject to such Award.
àNo automatic share replenishment or "evergreen" provision. There is no evergreen feature pursuant to which the shares authorized for issuance under the 2024 Plan can be automatically replenished.
àNo discounted options or SARs. Stock options and SARs may not be granted with an exercise or grant price lower than the fair market value of the underlying shares on the date of grant.
àNo repricing of options or SARs without shareholder approval. The 2024 Plan prohibits the direct or indirect repricing of stock options or SARs without prior shareholder approval.
àNo liberal share counting or "recycling" of shares from exercised stock options or SARs. Shares withheld by or delivered to the Company to satisfy the exercise or grant price of stock options and SARs or tax withholding obligations upon such exercise will not be available for future grants.
àNo dividend equivalents on unvested Awards. Dividend equivalents must be subject to the same restrictions as the Award they are granted in respect of and may not be paid on unvested Awards.
àDividends paid on unvested restricted shares are held in escrow and subject to forfeiture until fully vested. Any dividends paid on unvested restricted shares are subject to the same restrictions as the restricted shares and will be held in escrow and subject to forfeiture until such time as the restricted shares become fully vested.
àIncentive-based Awards subject to clawback policy. Incentive-based Awards granted under the 2024 Plan are subject to the Company's clawback policy, as amended from time to time, as well as applicable law.
àNo excise tax gross-ups on change in control. The 2024 Plan does not provide for any excise tax gross-ups.
àNo automatic “Single Trigger” Change in Control Vesting. The 2024 Plan does not provide for automatic vesting of outstanding Awards solely upon the consummation of a transaction resulting in a change in control of the Company. An acquiring or successor entity may assume, continue, or substitute outstanding Awards, and outstanding Awards that are not assumed, substituted for, or otherwise continued may, in the discretion of the Compensation Committee, accelerate and become fully vested and exercisable immediately prior to, but contingent upon, the consummation of the change in control.
àMinimum Vesting. Subject to limited exceptions, Awards under the 2024 Plan must generally reflect a minimum one-year performance period or one-year vesting period from the date of grant.
àIndependent administration. The Compensation Committee, comprised of non-employee, independent directors administers the 2024 Plan.
Background for Requested Increase in Share Amount
We are committed to the responsible use of equity compensation. We believe that providing equity-based incentives to employees and other key service providers encourages a long-term ownership perspective, aligns their interests with those of our shareholders, enhances retention and motivation, and supports the achievement of our long-term business objectives and the creation of shareholder value.
During fiscal 2026, the Company granted 561,856 shares, a 30% increase over fiscal 2025. Share utilization increased due to a combination of executive turnover, larger grant values, and fluctuation in stock price requiring more shares to deliver equivalent

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Table of Contents	PROPOSAL 4
value. Based on the closing price per share of our common stock of $150.97 as reported on the New York Stock Exchange ("NYSE") on October 19, 2026, the aggregate market value of the 750,000 additional shares available for equity awards under the 2024 Plan Amendment if this proposal is approved would be approximately $113.2 million.
The requested increase in the number of shares of common stock reserved for issuance under the 2024 Plan Amendment was determined after consideration of a number of factors, including (i) the Company's historical equity grant practices, including its "burn rate", which is below the industry and Russell 3000 index thresholds established by certain major proxy advisory firms; and (ii) expected dilution to existing shareholders. We are seeking to increase the shares reserved for awards under the 2024 Plan by 750,000 shares of common stock, which would increase our equity plan overhang by 2.1% based on our shares outstanding as of October 19, 2026, as discussed further below under "Additional Information Regarding Share Increase." These additional 750,000 shares under the 2024 Plan Amendment will enable us to grant equity compensation at a level that allows us to continue to attract and retain employees in the competitive labor markets in which we compete.

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PROPOSAL 4	Table of Contents
Additional Information Regarding Equity Awards Granted Under the 2024 Plan
The aggregate number of shares subject to stock appreciation rights ("SARs") and other equity awards under the 2024 Plan since its inception through October 19, 2026 is set forth in the table below.

Name and Position	Number of SARs Granted	Average Per Share Exercise Price ($)(1)	Number of Shares Subject to Other Stock Awards(2)

Robert A. Katz Chairperson of the Board and Chief Executive Officer	124,846	$147.21	29,875
Angela A. Korch Executive Vice President and Chief Financial Officer	49,603	$145.12	13,321
Celeste Burgoyne Executive Vice President and Chief Revenue Officer	88,647	$137.63	65,736
Lynanne Kunkel Executive Vice President, Chief Human Resources Officer & Chief Transformation Officer	42,625	$145.14	11,443
William Rock President - Mountain Division	34,149	$145.42	9,130
All Current Executive Officers as a Group	391,050	$144.16	143,187
All Current Non-Employee Directors as a Group	—	n/a	26,049
Each nominee for election as a director (3)	124,846	$147.21	54,361
Each associate of any such directors, executive officers or nominees	—	n/a	—
Each other person who received or is to receive 5 percent of such options, warrants, or rights	—	n/a	—
All Employees, Other than Current Executive Officers, as a Group	281,143	$145.35	300,991
(1)As of October 19, 2026, the weighted average exercise price of the outstanding SARs under the 2024 Plan was $147.43 and the weighted average remaining contractual life was 9 years.
(2)Other stock awards are in the form of RSUs.
(3)Represents awards granted to all non-employee directors and employee directors nominated or otherwise endorsed by the Board of Directors for election to the Board.
Additional Information Regarding Share Increase
If shareholders approve the 2024 Plan Amendment, such plan will authorize no more than 2,250,000 shares for issuance thereunder in the aggregate.

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Table of Contents	PROPOSAL 4
Stock Plan Share Reserve Summary Table

Shares

A	Total shares authorized under the 2024 Plan, prior to proposed amendment	1,500,000
B	Total shares awarded from the 2024 Plan through October 19, 2026	1,142,420
C	Shares added back to share reserve from the 2024 Plan through October 19, 2026 due to forfeiture, settlement, termination, cancellation, exchange, or surrender of awards thereunder	48,513
D	Shares available to be granted under the plan as of October 19, 2026 (A-B+C)	406,093
E	Amount of proposed share increase	750,000
F	Shares available for grant under the plan with the proposed share increase as of October 19, 2026 (D+E)	1,156,093
G	Total shares authorized under the 2024 Plan, with the proposed increase (A+E)	2,250,000

In determining the amount of the share increase, management and the Compensation Committee evaluated the 2024 Plan's historic dilution rate, burn rate, and overhang and determined that the share increase is advisable. The Compensation Committee anticipates that the shares that will be available for new award grants pursuant to the 2024 Plan Amendment - if shareholders approve this proposal - will provide us with flexibility to maintain a competitive compensation program to acquire, retain and incentivize service providers.
The proposed share increase of 750,000 shares represents 2.10% of our total common stock outstanding as of October 19, 2026. There were 35,717,551 shares outstanding as of October 19, 2026. Dilution is the total number of shares subject to equity awards granted (less cancellations) divided by the total common shares outstanding at the end of the fiscal year. The average annual dilution over the last two fiscal years was 1.35%.
Burn rate is another measure of dilution that shows how rapidly a company is depleting its shares reserved for equity compensation plans and differs from annual dilution because it does not take into account cancellations. Our annual burn rate over the last two fiscal years has averaged 1.39%.
An additional metric that we use to measure the cumulative impact of the 2024 Plan is overhang (number of shares subject to equity awards outstanding but not exercised, plus number of shares available to be granted, divided by total common shares outstanding at the end of the year). For the last two fiscal years, our overhang has averaged 6.60%. If the 2024 Plan Amendment is approved, our overhang would increase to 7.71% as of October 19, 2026.
Stock Plan Share Reservation Summary Table

	Fiscal 2026 (%)	Fiscal 2025 (%)	Two-Year Average (Fiscal 2025-2026)(1)

Percentage of Equity-Based Awards Granted to Named Executive Officers	43.0%	28.5%	36.7%
Dilution	1.50%	1.21%	1.35%
Burn Rate	1.58%	1.21%	1.39%
Overhang	6.12%	7.09%	6.60%
(1)The 2024 Plan was approved by shareholders in December 2024, which falls within the Company's Fiscal 2025.
Description of the 2024 Plan
Purpose
The 2024 Plan is intended to advance the interests of the Company and its shareholders by providing a means to attract, retain, and motivate employees, consultants, and directors of the Company upon whose judgment, initiative, and efforts the continued success, growth, and development of the Company is dependent.

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Eligibility and Term
Any employee or consultant (including any former employee serving as a consultant) of the Company, a subsidiary, or an affiliate, and any director of the Company, in each case as the Committee (as defined below) determines and designates from time to time, is eligible to receive Awards under the 2024 Plan. As of July 31, 2026, approximately 6,500 employees, and all nine of the Company's non-employee directors and no consultants were eligible to participate in the 2024 Plan. The 2024 Plan became effective on December 5, 2024, and will terminate as to future awards on the first to occur of (i) December 5, 2034, or (ii) the date determined in accordance with the Board's authority to amend, alter, suspend, discontinue, or terminate the 2024 Plan. The 2024 Plan Amendment does not extend the term of the 2024 Plan.
Administration
The 2024 Plan is administered by the Compensation Committee or a subcommittee thereof, or such other Board committee as may be designated by the Board to administer the 2024 Plan (the "Committee").
The Committee may (subject to express limitations in the 2024 Plan), among other things:
àselect persons eligible for Awards;
àdetermine the type of Awards, number of shares to which an Award may relate, terms and conditions of any Award, and all other matters to be determined in connection with an Award;
àdetermine whether, to what extent, and when an Award may be settled, or the exercise price of an Award may be paid, in cash, shares, other Awards, or other property;
àdetermine whether, to what extent, and when cash, shares, other Awards, or other property payable with respect to an Award will be deferred;
àprescribe the form of each award agreement;
àadopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the 2024 Plan;
àcorrect any defect or supply any omission or reconcile any inconsistency in the 2024 Plan and construe and interpret the 2024 Plan and any Award, rules and regulations, award agreement, or other instrument under the 2024 Plan;
àaccelerate the vesting of or ability to exercise all or any portion of any Award or extend the period during which an Award is exercisable; and
àmake all other decisions and determinations as may be required under the terms of the 2024 Plan or as the Committee may deem necessary or advisable for the administration of the 2024 Plan.
The Committee may also determine whether, to what extent, and when an Award may be canceled, forfeited, exchanged, or surrendered, and the Committee may waive any conditions or rights under, amend, modify or supplement the terms of, or amend, alter, suspend, discontinue, or terminate an Award, but the Committee may not, except in connection with a corporate transaction involving the Company (i) amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs, (ii) exchange outstanding options or SARs for options or SARs with an exercise price that is less than the exercise price of the original options or SARs, or (iii) cancel outstanding options or SARs with exercise prices above the current fair market value of a share in exchange for cash or other securities, in each case, unless such action is subject to and approved by the Company's shareholders. To the extent permitted by Rule 16b-3 of the Exchange Act and applicable laws, the Committee may delegate its authority with respect to the 2024 Plan and Awards to other members of the Board or officers or managers of the Company or any subsidiary or affiliate.
Minimum Vesting Period. Except with respect to a maximum of five percent of the shares of stock reserved under the 2024 Plan, as may be adjusted pursuant to the terms of the 2024 Plan, and except in connection with a Change in Control (as defined below), no Award will provide for vesting that is any more rapid than vesting on the one-year anniversary of the grant date or, with respect to Awards that vest upon the attainment of performance goals, a performance period that is less than 12 months.
Shares Available for Issuance
If approved, the 2024 Plan Amendment will increase the number of shares of stock reserved for issuance under the 2024 Plan by 750,000 shares, for a total of 2,250,000 shares. As of October 19, 2026, 406,093 shares remained available for grant under the 2024 Plan. From and after December 5, 2024, no Awards may be granted under the 2015 Plan or 2002 Plan; and shares subject

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to awards under the 2015 Plan or the 2002 Plan that are forfeited, canceled, terminated or otherwise settled without the issuance of shares do not increase the shares available for issuance under the 2024 Plan. Awards under the 2024 Plan that are forfeited, canceled, terminated, exchanged, surrendered, settled in cash or otherwise terminated without a distribution of shares to the participant will generally, to the extent of any such forfeiture, settlement, termination, cancellation, exchange, or surrender, again be available for Awards under the 2024 Plan. Any or all of the shares of stock reserved for issuance under the 2024 Plan will be available for issuance pursuant to incentive stock options.
The Committee will have the right to cause the Company to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions. In connection with any dividend in shares, recapitalization, share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, the Committee will make equitable changes or adjustments that it deems appropriate in order to prevent dilution or enlargement of the rights of participants under the 2024 Plan, and adjust any or all of (i) the number and kind of shares that may be issued under the 2024 Plan; (ii) the number and kind of shares, other securities or other consideration issued or issuable with respect to outstanding Awards; or (iii) the exercise price, grant price or purchase price relating to any Awards.
Shares of stock covered by an Award under the 2024 Plan, will be counted as used as of the grant date to calculate the number of shares of stock available for issuance. Any shares of stock subject to Awards will be counted against the share reserve as one share of stock for every one share of stock subject to such Award. The target number of shares of stock issuable under a performance share or performance unit will be counted against the share reserve as of the grant date, but such number will be adjusted to reflect the actual number of shares of stock issued upon settlement of the performance shares or performance units, as applicable, to the extent different from such target number of shares. Awards that do not entitle a participant to receive or purchase shares and Awards that are settled in cash will not be counted against the share reserve.
The number of shares of stock available for issuance under the 2024 Plan will not be increased by the number of shares (i) tendered, withheld, or subject to an Award granted under the 2024 Plan surrendered in connection with the purchase of shares upon exercise of an option; (ii) that were not issued upon the net settlement or net exercise of a share-settled SAR granted under the 2024 Plan; (iii) deducted or delivered from payment of an Award granted under the 2024 Plan in connection with the Company's tax withholding obligations; or (iv) purchased by the Company with proceeds from option exercises.
Types of Awards
Under the 2024 Plan, the Committee may award options (nonqualified stock options or incentive stock options), SARs, restricted shares, restricted share units, performance shares, performance units, performance cash awards, dividend equivalent rights, and other share-based awards.
Options. An option is a right to purchase shares of the Company's common stock. The exercise price of each option will be determined by the Committee, provided that the exercise price per share will be at least the fair market value of one share of stock on the grant date. If a participant is a ten percent shareholder, then the exercise price of an option granted to such participant that is intended to be an incentive stock option will be not less than 110% of the fair market value of one share of stock on the grant date. Subject to certain limitations set forth in the 2024 Plan, each option granted under the 2024 Plan will become vested and/or exercisable at such times and under such conditions as determined by the Committee. The Committee will determine the time or times at which the option may be exercisable, the methods by which the exercise price may be paid or deemed paid (including broker-assisted exercise arrangements), the form of such payments (including cash, shares of stock, or other property), and the methods by which the shares of stock will be delivered or deemed delivered. The term of each option will be determined by the Committee, but it will not be longer than ten years from the date of grant; provided that, in the event that a participant is a ten percent shareholder, an option granted to such participant that is intended to be an incentive stock option will not be exercisable after five years from the date of grant. Options granted to participants who are foreign nationals or employed outside of the United States may have a term longer than ten years.
Share Appreciation Rights ("SARs"). The holder of a SAR will be entitled to receive, upon exercise thereof, an amount measured by the difference between (i) the fair market value of one share of stock on the date the SAR is exercised (or, if the Committee determines, the fair market value of one share of stock at any time during a specified period before or after the date of exercise), over (ii) the SAR exercise price as determined by the Committee as of the date of grant (which will not be less than the fair market value per share on the date of grant). The Committee will determine, on the date of grant or thereafter, the time or times at which a SAR may be exercised in whole or in part (which will not be more than ten years after the date of grant of the SAR), method of exercise, method of settlement, form of consideration payable in settlement (which may be cash, shares or any combination thereof), method by which shares of stock will be delivered or deemed delivered, whether or not a SAR will be in tandem with any other Award, and any other terms and conditions of any SAR. If the exercise period of a SAR would expire at a

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time when trading in the Company's common stock is prohibited by the Company's insider trading policy or a Company-imposed blackout period, the exercise period will be automatically extended to the earlier of the 30th day following the expiration of the prohibition and the expiration of the original exercise period. Unless the Committee determines otherwise, a SAR granted in tandem with any nonqualified stock option may be granted at the time of grant of the related nonqualified stock option or at any time thereafter, and a SAR granted in tandem with any incentive stock option may only be granted at the time of grant of the related incentive stock option.
Restricted Shares. Restricted shares are shares of the Company's common stock subject to certain restrictions and a risk of forfeiture. Awards of restricted shares will be subject to such restrictions as imposed by the Committee (including the achievement of performance criteria). Unless provided otherwise in an award agreement, holders of restricted shares will have all the rights of shareholders, including the right to vote restricted shares and the right to receive any dividends thereon; provided, however, that any dividends will be subject to the same restrictions as the restricted shares and will be held in escrow and subject to forfeiture until such time as the restricted shares become fully vested. Dividends paid on vested restricted shares will either be paid on the dividend payment date or deferred to such date determined by the Committee and will be paid in cash or in unrestricted shares having a fair market value equal to the amount of the dividends. Any dividends paid on unvested restricted shares will be subject to the same restrictions as the restricted shares and will be held in escrow and subject to forfeiture until such time as the restricted shares become fully vested. Shares distributed in connection with a share split or share dividend, and other property distributed as a dividend, will be subject to restrictions and a risk of forfeiture to the same extent as the restricted shares with respect to which such shares or other property have been distributed. Restricted shares may be evidenced in a manner as the Committee determines. If the certificates representing the restricted shares are registered in the name of the participant, then the certificates will bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such restricted shares and the Company will retain physical possession of the certificate.
Upon the termination of a participant's service during the restricted period, any restricted shares held by such participant to which all applicable restrictions and conditions have not lapsed will be deemed forfeited unless the Committee provides otherwise by rule or regulation or in an award agreement or the Committee determines otherwise in any individual case. Upon the forfeiture of restricted shares, any accrued but unpaid dividends or dividend equivalent rights that are at the time subject to restrictions will also be forfeited.
Restricted Share Units. A restricted share unit is a right to receive shares of the Company's common stock or cash at the end of a specified deferral period. Awards of restricted share units will be subject to such restrictions (including the achievement of performance criteria) as imposed by the Committee. Upon expiration of the deferral period specified by the Committee (or, if permitted by the Committee, the deferral period elected by the holder), holders of restricted share units will have the right to receive shares of stock or cash in settlement of such units. Upon the termination of a participant's service during the deferral period, any restricted share units held by such participant to which all applicable restrictions and conditions have not lapsed will be deemed forfeited unless the Committee provides otherwise by rule or regulation or in an award agreement or the Committee determines otherwise in any individual case.
Performance Shares, Performance Units, and Performance Cash Awards. The right of a participant to exercise or to receive a grant or settlement of any performance share, performance unit, or performance cash award, and the timing thereof, will be subject to such performance objectives as specified by the Committee. The performance period for performance shares, performance units, and performance cash awards will be a period of one or more years, as determined by the Committee.
At the beginning of a performance period, the Committee will determine for each participant or group of participants with respect to that performance period (i) the range of number of shares, if any, in the case of performance shares; (ii) the range of dollar values, if any, in the case of performance units; or (iii) the range of cash awards, if any, in the case of performance cash awards, in each case which may be fixed or may vary in accordance with such performance or other criteria specified by the Committee and which will be paid to a participant as an Award if the relevant measure of Company performance for the performance period is met. The Committee may revise a performance objective during the course of a performance period if a significant event occurs that the Committee expects to have a substantial effect on such performance objective during the period. The Compensation Committee may also, in its discretion, reduce the amount otherwise payable under any performance share, performance unit, or performance cash award.
Upon the termination of a participant's service during a performance period, performance shares, performance units, and performance cash awards for which the performance period was prescribed will be forfeited unless the Committee provides otherwise by rule or regulation or in an award agreement or determines otherwise in any individual case. Each performance share or performance unit may be paid in whole shares of stock, cash, or a combination of shares and cash, and each performance share or performance unit may be paid either as a lump sum payment or in installments, in each case as

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determined by the Committee. Each performance cash award will be paid in cash, commencing as soon as practicable after the end of the relevant performance period.
Dividend Equivalents. A dividend equivalent is a right to receive cash, shares of stock, or other property equal in value to dividends paid with respect to a specified number of shares. Dividend equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid out currently or on a deferred basis. The Committee may provide that dividend equivalents may be paid or distributed when accrued or may be deemed to be reinvested in additional shares of stock or other investment vehicles specified by the Committee. Dividend equivalents (other than freestanding dividend equivalents) are subject to all conditions and restrictions of the underlying Awards to which they relate. Dividend equivalents may not be awarded in connection with, or related to, any unvested Awards or Awards of options or SARs.
Other Share-Based Awards. The Committee may, subject to applicable laws and the terms of the 2024 Plan, grant other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of stock, as deemed by the Committee to be consistent with the purposes of the 2024 Plan, including unrestricted shares, other rights convertible or exchangeable into shares of stock, purchase rights for shares of stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the performance of specified subsidiaries or affiliates. The Committee will determine the terms and conditions of such Awards at the time of grant or thereafter.
Recoupment. Incentive-based Awards granted under the 2024 Plan are subject to reduction, cancellation, forfeiture, or recoupment to the extent necessary to comply with the Company's applicable clawback or forfeiture policies and applicable law, or as otherwise specified by the Compensation Committee in an award agreement in accordance with the 2024 Plan.
Change in Control. Except as otherwise provided in the applicable award agreement, in another agreement with the participant, or as otherwise set forth in writing, upon the occurrence of a Change in Control (as defined below) the following provisions will apply to outstanding Awards:
àThe surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable; and
àIn the discretion of the Compensation Committee, outstanding Awards which are not assumed, substituted for, or otherwise continued by the Acquiror shall accelerate and become fully vested and exercisable (as applicable) effective immediately prior to, but contingent upon, the consummation of the Change in Control; provided, however, that any Award which has its vesting conditions based on performance goals that vests pursuant to this sentence shall only become vested based on (i) 100% of target levels, or (ii) actual results measured against the performance goals as of the Change in Control, and thereafter, all Awards shall terminate to the extent not exercised or settled as of the date of the Change in Control.
A Change in Control under the 2024 Plan means the occurrence of any of the following:
àany "person" or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the beneficial owner (within the meaning of Rule 13d-3 and 13d-5 promulgated under the Exchange Act), directly or indirectly, of 35% or more of the equity securities of the Company entitled to vote for members of the Board or equivalent governing body of the Company on a fully-diluted basis, except for any person or group who becomes the beneficial owner in connection with a merger or consolidation of the Company, with any other corporation immediately following which the individuals who comprise the Board immediately prior thereto, constitute at least a majority of the Board of the surviving entity; or
àduring any period of twelve consecutive months, a majority of the members of the Board or other equivalent governing body of the Company cease to be composed of individuals (i) who were members of that Board on the first day of such period, (ii) whose election or nomination to that Board was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that Board or equivalent governing body, or (iii) whose election or nomination to that Board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that Board or equivalent governing body (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that Board occurs as a result of an actual or threatened

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solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the Board); or
àany person or persons acting in concert acquire, by contract or otherwise, control over the equity securities of the Company entitled to vote for members of the Board or equivalent governing body of the Company on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right) representing 51% or more of the combined voting power of such securities; or
àthe consummation of a merger, reorganization, consolidation, or similar transaction involving the Company; provided, however, a Change in Control shall not be deemed to have occurred (i) if such merger, reorganization, consolidation or similar transaction would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) either directly or indirectly more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger, reorganization, consolidation, or similar transaction; or (ii) if following the merger, reorganization, consolidation, or similar transaction, the members of the Board prior to such merger, reorganization, consolidation, or similar transaction constitute at least a majority of the Board of the Company or the entity that directly or indirectly controls the Company after such merger, reorganization, consolidation, or similar transaction; or
àthe Company sells or transfers (other than by mortgage or pledge) all or substantially all of its properties and assets to, another person or group (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act).
Transferability
Unless otherwise set forth by the Committee in an award agreement, Awards (except for vested shares) are generally nontransferable by a participant. Subject to the limitations in the 2024 Plan, the Committee may permit or provide for certain gratuitous transfers to or for the benefit of an immediate family member, family trust, or other entity established for the benefit of the participant and/or immediate family member. Upon a participant's death, benefits under the 2024 Plan are payable to the beneficiary designated in the participant's most recent written beneficiary designation filed with the Company or, if there is no designated beneficiary or no surviving designated beneficiary to the person or persons entitled to receive those benefits by will or the laws of descent and distribution.
Amendments
The Board may amend, alter, suspend, discontinue, or terminate the 2024 Plan, provided that any amendment, alteration, suspension, discontinuation, or termination of the 2024 Plan will not materially and adversely affect the rights of a participant without the consent of the affected participant. The Committee may (i) waive any conditions or rights under, (ii) amend, modify, or supplement the terms of, or (iii) amend, alter, suspend, discontinue, or terminate any Award, in each case prospectively or retrospectively; provided that no amendment, alteration, suspension, discontinuation, or termination of any Award may materially and adversely affect the rights of any participant under the Award without the consent of such participant. Any amendment to the 2024 Plan as it applies to incentive stock options is subject to shareholder approval to the extent required by Section 422 of the Code, and repricing of options or SARs remains subject to the shareholder approval requirements described above.
Federal Income Tax Consequences
The tax consequences of Awards under the 2024 Plan for participants and the Company will depend on the type of Award granted and the recipient's individual situation. The following description of U.S. federal income tax consequences is intended only for the general information of shareholders. This discussion is general in nature; we have not taken into account a number of considerations which may apply in light of the circumstances of a particular participant. A participant in the 2024 Plan should not rely on this description and instead should consult their own tax advisor.
Options. Under current law, the grant of an option generally will have no federal income tax consequences for the participant or the Company. Upon the exercise of an option (other than an incentive stock option), the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the stock on the exercise date over the exercise price. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements.

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Incentive Stock Options. Under current law, the grant of an incentive stock option will not be a taxable event for the participant or for the Company. In addition, a participant generally will not recognize taxable income upon exercise of an incentive stock option. A participant's alternative minimum taxable income, however, will be increased by the amount by which the aggregate fair market value of the shares of the stock underlying the option, which is generally determined as of the date of exercise, exceeds the aggregate exercise price of the option. Any gain realized upon a disposition of the shares of stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the participant holds the shares for at least two years after the date of grant and for at least one year after the date of exercise (the "holding period requirement"). The Company will not be entitled to any income tax deduction with respect to the exercise of an incentive stock option, except as discussed below.
For the exercise of an incentive stock option to qualify for the foregoing tax treatment, the participant generally must be an employee of the Company or a subsidiary from the date the option is granted through a date within three months before the date of exercise of the option. If all of the foregoing requirements are met except the holding period requirement mentioned above, the participant will recognize ordinary income upon the disposition of the shares of stock in an amount generally equal to the excess of the fair market value of the shares of stock at the time the incentive stock option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain.
The Company will generally be allowed an income tax deduction to the extent the participant recognizes ordinary income, subject to the Company's compliance with certain reporting requirements.
Share Appreciation Rights ("SARs"). Under current law, the grant of a SAR generally will have no federal income tax consequences for the participant. Upon the exercise of a SAR, the participant will recognize ordinary income equal to the amount measured by the difference between (i) the fair market value of one share of stock on the date the SAR is exercised over (ii) the SAR exercise price as determined by the Committee as of the date of grant. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements.
Restricted Shares. Under current law, the grant of restricted shares generally will have no federal income tax consequences to the participant or the Company. The participant will generally recognize ordinary income on the date the Award vests, in an amount equal to the value of the shares of stock on the vesting date. Under Section 83 of the Code, a participant may elect to recognize income on the date of grant rather than the date of vesting in an amount equal to the fair market value of the shares of stock on the date of grant (less the purchase price for such shares of stock, if any). Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes if the Company complies with applicable reporting requirements.
Restricted Share Units, Performance Shares, Performance Units, and Performance Cash Awards. Under current law, the grant of a restricted share unit Award, performance share, performance unit, or performance cash award generally will have no federal income tax consequences to the participant or the Company. The participant generally will recognize ordinary income when payment is actually or constructively received by the participant in satisfaction of the restricted share unit Award, performance share, performance unit, or performance cash award in an amount equal to the amount of cash paid, if any, and the fair market value of any shares of stock delivered to the participant. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements.
Unrestricted Shares. Under current law, upon the grant of an Award of unrestricted shares, a participant will be required to recognize ordinary income in an amount equal to the fair market value of the shares of stock on the date of grant, reduced by the amount, if any, paid for such shares. Upon a participant's disposition of such shares of stock, any gain realized in excess of the amount reported as ordinary income will be reportable by the participant as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the participant held the shares of stock for more than one year; otherwise, the capital gain or loss will be short-term. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements.
Dividend Equivalents. Under current law, the grant of dividend equivalents generally will have no federal income tax consequences for the participant. Generally, the participant will recognize ordinary income on the amount distributed to the participant pursuant to the Award of dividend equivalent rights. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements.

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Parachute Payments. Certain payments made to employees and other service providers in connection with a change in control may constitute "parachute payments" subject to tax penalties imposed on both the Company and the recipient under Sections 280G and 4999 of the Code. In general, when the value of parachute payments equals or exceeds three times the recipient's "base amount," the recipient is subject to a 20% nondeductible excise tax on the excess over the base amount and the Company is denied a tax deduction for the excess payments. The base amount is generally based on the recipient's average annual taxable compensation from the Company for the five taxable years preceding the year of the change in control (or such shorter period of employment or engagement). The value of accelerated vesting of options, SARs, restricted shares, restricted share units, performance shares, performance units, performance cash awards, dividend equivalent rights, or other Awards in connection with a change in control can constitute a parachute payment. The 2024 Plan contains a "better of" provision, meaning if any of the payments or benefits provided to the participant under the 2024 Plan, other agreements, and all benefit arrangements would constitute parachute payments within the meaning of Section 280G of the Code and be subject to the excise tax imposed under Section 4999 of the Code, then the payments or benefits will be reduced or eliminated to the extent required to avoid the excise tax if such a reduction would give the participant a better after-tax result than receiving the full payments and benefits.
Deduction Limitations. Section 162(m) of the Code generally limits the Company's federal income tax deduction for compensation paid to certain "covered employees" to $1 million per covered employee per taxable year. Accordingly, a portion of the compensation attributable to Awards granted under the 2024 Plan may not be deductible by the Company.
New Plan Benefits
As of the date of this proxy statement, we have not approved any Awards that are conditioned on shareholder approval of the 2024 Plan Amendment. Because future benefits under the 2024 Plan Amendment are discretionary and will depend on the actions of the Committee, the performance of the Company, and the value of our common stock, it is not possible to determine the benefits that will be received if shareholders approve the 2024 Plan Amendment.
Registration of Additional Shares
If shareholders approve the 2024 Plan Amendment, we intend to file a registration statement on Form S-8 to register the additional 750,000 shares following the annual meeting.

FOR	The Board recommends that you vote "FOR" the approval of an Amendment to the Vail Resorts, Inc., 2024 Omnibus Incentive Plan.

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THE ANNUAL MEETING AND VOTING – QUESTIONS AND ANSWERS

Why am I being provided with these materials?
The Board of Directors has delivered these WHITE proxy materials to you in connection with its solicitation of proxies to be voted at the Annual Meeting, and at any postponements or adjournments of the Annual Meeting. You are receiving these WHITE proxy materials, which include the Notice of the 2026 Annual Meeting of Stockholders, this proxy statement, the enclosed WHITE proxy card or WHITE voting instruction form and the Annual Report, because you owned shares of our common stock as of the close of business on the record date for the Annual Meeting. These WHITE proxy materials are first being mailed on or about November 2, 2026.
You are invited to attend the Annual Meeting and vote thereat on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may submit your WHITE proxy via the Internet by following the instructions contained in the enclosed WHITE proxy card or WHITE voting instruction form or simply complete, sign and date the enclosed WHITE proxy card or WHITE voting instruction form and return it by mail in the postage-paid envelope provided.
What am I voting on?
There are four proposals scheduled to be voted on at the Annual Meeting:
àProposal No. 1: Election of nine (9) director nominees to the Board, each for a one-year term expiring at the 2027 Annual Meeting.
àProposal No. 2: Ratification of PricewaterhouseCoopers LLP as independent registered public accounting firm for fiscal 2027.
àProposal No. 3: Advisory vote to approve executive compensation.
àProposal No. 4: Approve an amendment to the Vail Resorts, Inc. 2024 Omnibus Incentive Plan.
What is the agenda for the Annual Meeting?
The Annual Meeting will include a discussion of and voting on matters described in the Notice of 2026 Annual Meeting of Stockholders and this proxy statement and a brief question and answer session. The question and answer session will be limited only to questions relating to the proposals set forth in the notice and proxy statement. We will not be providing a business update or answering any questions regarding the business or company performance at the Annual Meeting as we expect to release our results for the first quarter of fiscal 2027 and hold an investor call to discuss the results prior to the Annual Meeting. If you wish to submit a question relating to the proposals set forth in the notice and proxy statement, immediately before or during the meeting log into the virtual meeting platform at www.virtualshareholdermeeting.com/MTN2026 and type your question into the "Ask a Question" field, and click "Submit."
Questions pertinent to meeting matters will be answered during the question and answer portion of the Annual Meeting, subject to a time limit prescribed by the Rules of Conduct that will be posted to the virtual meeting platform on the day of the meeting. The Rules of Conduct will also provide additional information about the procedural and relevancy requirements of questions to meeting matters.
What is a proxy?
A proxy is your legal designation of another person to vote the shares you own. The person you designate is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or proxy card. By submitting your WHITE proxy card (in accordance with one of the methods outlined below), you authorize Robert A. Katz, our Chairperson and Chief Executive Officer, and Julie A. DeCecco, our Executive Vice President, General Counsel and Chief Public Affairs Officer, to

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represent you and vote your shares at the Annual Meeting in accordance with your instructions. They also may vote your shares to adjourn the Annual Meeting and will be authorized to vote your shares at any postponements or adjournments of the Annual Meeting.
What is the difference between a shareholder of record and a “street name” holder?
If your shares of the Company’s common stock are registered directly in your name with the Company’s transfer agent, EQ Shareowner Services, then you are a shareholder of record.
If your shares are not held in your name, but rather are held through an intermediary, such as in an account at a brokerage firm or by a bank, trustee, or other nominee, then you are the beneficial owner of shares held in "street name." However, as a beneficial owner, you have the right to direct your broker or other nominee regarding how to vote the shares held in your account.
Who is entitled to vote at or attend the Annual Meeting?
Holders of record and street name holders (subject to the requirements below) of our common stock as of the close of business on October 19, 2026 which we refer to as the record date, are entitled to vote. Each share is entitled to one vote on each matter to be voted upon. On the record date, we had 35,717,551 shares of common stock outstanding. You are entitled to attend the Annual Meeting only if you were a shareholder as of the record date or you hold a valid proxy for the Annual Meeting.
If you are a shareholder of record:
If you are a shareholder of record, you may vote at the virtual meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy in advance of the Annual Meeting to ensure your vote is counted.
If you are a street name holder:
If you are a street name holder, you may not vote your shares at the virtual Annual Meeting unless you request and obtain a valid proxy from your broker or other nominee and follow the instructions on how to attend the virtual meeting. If you want to attend the virtual Annual Meeting, but not vote at the meeting, you must also follow the instructions of your broker or other nominee on how to attend the virtual meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy or otherwise instruct your nominee how to vote on your behalf in advance of the Annual Meeting in accordance with the instructions provided by your bank, broker, trustee, or other nominee.
How can shareholders attend the Annual Meeting?
We look forward to continuing to provide expanded access, improved communication, and cost savings for the Company and our shareholders by holding our Annual Meeting entirely online. We believe a live virtual meeting increases accessibility and inclusion by enabling increased shareholder attendance and participation and is an efficient use of resources for our shareholders and the Company. Accordingly, this year's Annual Meeting will be held in live virtual format. Only such shareholders as of the close of business on October 19, 2026, their proxy holders, and our invited guests may attend the Annual Meeting. In order to attend the virtual Annual Meeting, you will need to pre-register in advance no later than 24 hours prior to the meeting start time by visiting www.proxyvote.com. You will need the 16-digit control number included on your WHITE proxy card or WHITE voting instruction form. You will receive a confirmation e-mail with information on how to attend the meeting. On the day of the meeting, you will be able to participate in the meeting by visiting www.virtualshareholdermeeting.com/MTN2026 and entering the same 16-digit control number you used to pre-register and as shown in your confirmation e-mail. If you encounter any difficulties accessing the virtual meeting during the check-in or course of the Annual Meeting, please call 844-986-0822 (U.S.) or 303-562-9302 (international) for assistance.
How do I register for the Annual Meeting?
In order to attend the virtual Annual Meeting, you will need to pre-register in advance no later than 24 hours prior to the meeting start time by visiting www.proxyvote.com. You will need the 16-digit control number included on your WHITE proxy card or WHITE voting instruction form. You will receive a confirmation e-mail with information on how to attend the meeting. On the day of the meeting, you will be able to participate in the meeting by visiting www.virtualshareholdermeeting.com/MTN2026 and entering the same 16-digit control number you used to pre-register and as shown in your confirmation e-mail. You will not be able to attend the Annual Meeting in person at a physical location.

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How do I vote my shares?
If you are a shareholder of record of our common shares:
You may vote your shares online at any time prior to the Annual Meeting. If you are voting by mail, then your marked, signed and dated WHITE proxy card must be received prior to the Annual Meeting. Please mail your proxy card early to ensure it is received in time to be exercised at the Annual Meeting.
By Internet
You may vote online at the website specified on the enclosed WHITE proxy card by following the instructions contained therein. You will need the control number included on your WHITE proxy card.
By Mail
You may vote by mail by completing, signing, dating, and returning each WHITE proxy card you receive in the postage-paid envelope provided. Sign your name exactly as it appears. If you are signing in a representative capacity (for example, as an attorney-in-fact, executor, administrator, guardian, trustee, or the officer or agent of a corporation or partnership), please indicate your name and your title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), then the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all owners.
By Participating in the Virtual Annual Meeting
We strongly encourage you to vote online or by mail prior to the Annual Meeting by following the instructions provided in the enclosed WHITE proxy card, even if you plan to attend the Annual Meeting. Stockholders of record may also opt to vote at the Annual Meeting by clicking on the "Shareholder Ballot" link that will be available at www.virtualshareholdermeeting.com/MTN2026 during the Annual Meeting. Please note that in order to attend the virtual Annual Meeting, you will need to pre-register in advance no later than 24 hours prior to the meeting start time by visiting www.proxyvote.com. You will need the 16-digit control number included on your WHITE proxy card or WHITE voting instruction form. You will receive a confirmation e-mail with information on how to attend and vote at the meeting. On the day of the meeting, you will be able to participate in the meeting by visiting www.virtualshareholdermeeting.com/MTN2026 and entering the same 16-digit control number you used to pre-register and as shown in your confirmation e-mail. You will not be able to attend the Annual Meeting in person at a physical location.
Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet or mail so that your vote will be counted even if you later decide not to attend the Annual Meeting.
If you are a street name holder of our common shares:
If you hold your stock in a brokerage account (that is, in "street name"), your ability to vote over the Internet depends on your broker's voting process. Most brokers offer voting by mail and online. Because of the contested nature of the solicitation, without your voting instructions, to the extent your bank, brokerage firm, or other nominee provides you with Oasis' or Meyer's proxy materials, your bank, brokerage firm, or other nominee may not vote your shares with respect to the matters to be voted on at the Annual Meeting. If, however, Oasis does not provide a blue proxy card or blue voting instruction form and Meyer does not provide a gold proxy card or gold voting instruction form to shareholders who hold their shares in street name, then the ratification of the appointment of PricewaterhouseCoopers LLP (Proposal No. 2) would be considered a routine matter and your bank, brokerage firm, or other nominee would be able to vote upon the matter if you do not provide them with specific voting instructions, although it is possible that your bank, brokerage firm, or other nominee may choose not to exercise such discretionary authority. We strongly encourage all street name holders to instruct your bank, brokerage firm, or other nominee to vote your shares by following the instructions on the enclosed WHITE voting instruction form to vote online, or by signing, dating, and returning the enclosed WHITE voting instruction form in the postage-paid envelope provided. You may submit new voting instructions by contacting your bank, broker or other nominee or by voting at the Annual Meeting.
Questions:
If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Okapi Partners LLC, by calling toll free at (855) 208-8903, or for bankers and brokers at (212) 297-0720.

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Who are Oasis and Meyer, and how are they involved in the Annual Meeting?
Oasis is a shareholder that has provided notice of its intention to nominate a slate of two candidates (referred to in this proxy statement as the "Oasis Nominees") to stand for election as directors at the Annual Meeting in opposition to the Company Nominees recommended by the Board. Meyer is a separate shareholder that has provided notice of his intention to nominate himself (referred to in this proxy statement as the "Meyer Nominee") to stand for election as a director at the Annual Meeting in opposition to the Company Nominees recommended by the Board.
Your Board does NOT endorse the Oasis Nominees or the Meyer Nominee, and unanimously recommends that you use the WHITE proxy card to vote "FOR" ONLY the election of the nine (9) Company Nominees proposed by your Board of Directors.
The Board strongly urges you to discard and NOT to vote using any blue proxy card or blue voting instruction form that may be sent to you by Oasis or any gold proxy card or gold voting instruction form that may be sent to you by Meyer. The Company is not responsible for the accuracy or completeness of any information provided by or relating to (a) Oasis or the Oasis Nominees contained in any solicitation materials that have or may be filed or disseminated by or on behalf of Oasis or any other statements Oasis may make or (b) Meyer or the Meyer Nominee contained in any solicitation materials that have or may be filed or disseminated by or on behalf of Meyer or any other statements Meyer may make.
If you have already voted using a blue proxy card or blue voting instruction form sent to you by Oasis or a gold proxy card or gold voting instruction form sent to you by Meyer, you have every right to change your vote and we strongly urge you to revoke that proxy by using the WHITE proxy card to vote in favor of ONLY the nine (9) nominees recommended by your Board - by Internet or by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Only the latest validly executed proxy that you submit will be counted - any proxy may be revoked at any time prior to its exercise at the Annual Meeting.
Voting to "WITHHOLD" with respect to any of the Oasis Nominees on any blue proxy card or blue voting instruction form sent to you by Oasis, or with respect to the Meyer Nominee on any gold proxy card or gold voting instruction form sent to you by Meyer, is not the same as voting "FOR" the Company Nominees, because any vote on the blue proxy card or blue voting instruction form or any vote on the gold proxy card or gold voting instruction form will revoke any WHITE proxy card or WHITE voting instruction form you may have previously submitted.
Even though you can vote for the Company Nominees on the blue proxy card or blue voting instruction form you may receive from Oasis, or the gold proxy card or gold voting instruction form that you may receive from Meyer, we strongly urge you to vote "FOR" ONLY each of the nine (9) highly qualified Company Nominees proposed by the Board and in accordance with the Board's recommendation on the other proposals included on the Company's WHITE proxy card or WHITE voting instruction form. The Company Nominees are as follows:
•Reginald A. Chambers
•William J. Hornbuckle
•Robert A. Katz
•Iris Knobloch
•Nadia N. Rawlinson
•Michele Romanow
•Hilary A. Schneider
•D. Bruce Sewell
•Peter A. Vaughn
Is the Company using a Universal Proxy Card in connection with voting at the Annual Meeting?
Yes. The SEC has adopted rules requiring the use of a universal proxy card in contested director elections that took effect on August 31, 2022. Although the Company is required to include all nominees for election on its universal proxy card, we do not

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endorse any of the Oasis Nominees or the Meyer Nominee and unanimously recommend shareholders vote "FOR" ONLY each of the nine (9) nominees recommended by the Board and as the Board recommends on all other proposals using the enclosed WHITE proxy card or WHITE voting instruction form.
What if I return my WHITE proxy but don't vote for some of the matters listed on my proxy card? What if I give voting instructions for fewer than nine (9) candidates or more than nine (9) candidates?
If you return a signed WHITE proxy card or WHITE voting instruction form without indicating your vote on any particular proposal(s) (and the proxy is not revoked prior to its exercise at the Annual Meeting), your shares will be voted "FOR" the election of all nine (9) of the Company Nominees recommended by the Board (Proposal No. 1), "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP (Proposal No. 2), "FOR" the advisory vote to approve the compensation paid to our named executive officers (Proposal No. 3), and "FOR" the approval of an amendment to the Vail Resorts, Inc. 2024 Omnibus Incentive Plan (Proposal No. 4).
You are permitted to vote for fewer than nine (9) nominees for director. If you vote for fewer than nine (9) nominees for director, your shares will only be voted "FOR" those nominees you have so marked. No discretionary authority is available to vote shares represented by an undervoted proxy card for the remaining director seats up for election. If you are a registered holder and submit a validly executed proxy card but vote "FOR" more than nine (9) nominees, all of your votes with respect to the election of directors will be invalid and will not be counted. Votes on other matters included on the proxy card for which there is no overvote can be counted, and can be counted for purposes of determining a quorum.
What does it mean if I receive more than one proxy card on or about the same time?
Many of our shareholders hold their shares in more than one account and may receive separate proxy cards or voting instruction forms for each of those accounts. If you receive more than one WHITE proxy card or WHITE voting instruction form, your shares are registered in different accounts. Please vote via the Internet or complete, sign, date and return by mail, using each WHITE proxy card and WHITE voting instruction form you receive to ensure that all of your shares are voted.
Oasis provided notice of its intention to nominate the Oasis Nominees for election as directors at the Annual Meeting in opposition to the Company Nominees being recommended by your Board. In addition, Meyer has provided notice of his intention to nominate himself as the Meyer Nominee for election as a director at the Annual Meeting in opposition to the Company Nominees being recommended by your Board. You may receive solicitation materials from Oasis, including a proxy statement and a blue proxy card or a blue voting instruction form, asking you to vote for the Oasis Nominees. You may separately receive solicitation materials from Meyer, including a proxy statement and a gold proxy card or a gold voting instruction form, asking you to vote for the Meyer Nominee. The Board strongly urges you to discard and NOT to vote using any blue proxy card or blue voting instruction form that may be sent to you by Oasis or any gold proxy card or gold voting instruction form that may be sent to you by Meyer.
Your Board does NOT endorse the Oasis Nominees or the Meyer Nominee, and unanimously recommends that you use the WHITE proxy card to vote “FOR” ONLY the election of the nine (9) Company Nominees proposed by your Board of Directors. If you have already voted using a blue proxy card or blue voting instruction form sent to you by Oasis or a gold proxy card or gold voting instruction form sent to you by Meyer, you have every right to change your vote and we strongly urge you to revoke that proxy by using the WHITE proxy card to vote in favor of ONLY the nine (9) Company Nominees recommended by your Board — by Internet or by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Only the latest validly executed proxy that you submit will be counted — any proxy may be revoked at any time prior to its exercise at the Annual Meeting. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Okapi Partners LLC, by calling toll free at (855) 208-8903, or for bankers and brokers at (212) 297-0720, or by emailing VAIL@okapipartners.com.
What happens if Oasis and/or Gregory Meyer withdraw or abandon their respective solicitations or fail to comply with the Company's advance notice bylaw or the universal proxy rules?
In the event that Oasis and/or Meyer withdraw their respective director nominees, abandon their respective solicitations or fail to comply with the Company’s advance notice bylaw or the universal proxy rules after a shareholder has already granted proxy

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authority to Oasis and/or Meyer (as applicable), shareholders can still use a WHITE proxy card or WHITE voting instruction form to submit a later-dated vote by the Internet or mail. In the event Oasis and/or Meyer withdraw their respective director nominees, abandon their respective solicitations or fail to comply with the Company’s advance notice bylaw or the universal proxy rules, any votes cast in favor of the Oasis Nominees or Meyer Nominee (as applicable) will be disregarded and not counted, whether such vote is provided on the WHITE proxy card or the WHITE voting instruction form, Oasis’ blue proxy card or blue voting instruction form or Meyer’s gold proxy card or gold voting instruction form.
Can I change my vote or revoke my proxy?
If you are a shareholder of record of common stock, you may change or revoke your vote before the polls close at the Annual Meeting, which will void any earlier vote. You can change or revoke your vote (as applicable) by:
àproviding timely delivery of a later-dated, validly executed proxy (including by Internet vote);
àproviding timely written notice of revocation to our Corporate Secretary at 390 Interlocken Crescent, Broomfield, Colorado 80021 so that it is received prior to 11:59 p.m., Mountain Time, on Sunday, December 13, 2026; or
àattending the virtual Annual Meeting and voting electronically.
If you are a street name holder of common stock, you may change or revoke your vote by timely submitting new voting instructions to your broker, bank, or other nominee following the instructions they provided, or, if you have obtained a valid proxy from your broker, bank, or other nominee giving you the right to vote your shares, by attending the virtual Annual Meeting and voting electronically during the meeting, which will replace any previous votes. However, attending the meeting virtually, without voting, will not revoke a proxy.
If you have already voted using a blue proxy card or blue voting instruction form sent to you by Oasis or a gold proxy card or gold voting instruction form sent to you by Meyer, you have every right to change your vote and we strongly urge you to revoke that proxy by voting "FOR" the election of ONLY the nine (9) Company Nominees recommended by the Board, by following the instructions on your WHITE proxy card or WHITE voting instruction form to vote online or by marking, signing, dating, and returning the enclosed WHITE proxy card or WHITE voting instruction form by mail in the postage-paid envelope provided. Even if you would like to elect some or all of the Oasis Nominees and/or the Meyer Nominee, we strongly recommend you use the Company's WHITE proxy card or WHITE voting instruction form to do so. Only the latest dated, validly executed proxy that you submit will be counted. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting.
How many shares must be present or represented to conduct business at the Annual Meeting?
The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the issued and outstanding common stock that is entitled to vote must be present virtually or represented by proxy. Abstentions, withheld votes, and broker non-votes, to the extent such broker non-votes arise in the limited circumstances described below, are counted for the purpose of determining the presence of a quorum. Unvoted shares (including unvoted shares held in street name over which brokers are not permitted to vote on that matter without instructions from the beneficial owner) will not be counted for purposes of establishing a quorum. If there is no quorum, the holders of a majority of shares present at the virtual meeting or represented by proxy may adjourn the Annual Meeting to another date.
How are abstentions and withheld votes treated?
Abstentions and withheld votes are counted for purposes of determining whether a quorum is present. For purposes of determining whether the shareholders have approved a matter, abstentions are not treated as votes cast affirmatively or negatively, and therefore do not have any effect on the outcome of a matter to be voted on at the Annual Meeting that requires an affirmative vote of a majority of the votes cast by holders of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote. A "majority of the votes cast" means the number of "FOR" votes exceeds the number of "AGAINST" votes. For purposes of determining whether the shareholders have approved the election of a director, withheld votes are not treated as votes cast affirmatively or negatively, and therefore do not have any effect on the election of directors, which requires a plurality of the voting power of the Company's shares represented in person or by proxy at the Annual Meeting and entitled to vote. A plurality vote on the election of directors means that the nine (9) director nominees receiving the greatest number of votes cast "FOR" their election will be elected.

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What are “broker non-votes”?
If you hold shares in street name through a broker, you may instruct your broker how to vote your shares. A "broker non-vote" occurs when you do not provide your broker with voting instructions and the broker does not have discretionary authority to vote your shares on a particular proposal because the proposal is not a "routine" matter under applicable rules. To the extent that Oasis provides a blue proxy card or blue voting instruction form or Meyer provides a gold proxy card or gold voting instruction form to shareholders who hold their shares in street name, all of the proposals presented at the Annual Meeting will be considered "non-routine" matters, and brokers will not have discretionary voting authority to vote on any of the proposals presented at the Annual Meeting. If, however, Oasis does not provide a blue proxy card or blue voting instruction form and Meyer does not provide a gold proxy card or gold voting instruction form to shareholders who hold their shares in street name, then the ratification of the appointment of PricewaterhouseCoopers LLP (Proposal No. 2) would be considered to be a routine matter, and your broker, bank, or other nominee would be able to vote upon the matter if you do not provide them with specific voting instructions. However, in that event, it is possible that a broker may choose not to exercise discretionary authority with respect to Proposal No. 2. In that case, if you do not instruct your broker how to vote with respect to Proposal No. 2, your broker may not vote with respect to such proposal. Therefore, we encourage you to instruct your broker, bank, or other nominee to vote your shares by following the instructions on the enclosed WHITE voting instruction form to vote online, or by signing, dating, and returning the enclosed WHITE voting instruction form in the postage-paid envelope provided. To the extent broker non-votes arise in the limited circumstances noted above where a broker exercises discretionary authority with respect to Proposal No. 2, shares that constitute such broker non-votes are considered present for the purpose of determining a quorum but are not considered entitled to vote or votes cast on that proposal. Thus, a broker non-vote will make a quorum more readily attainable, but broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained.
What are the voting requirements?
Proposal No. 1—Election of Directors
In the election of directors, you may vote "FOR" or "WITHHOLD" for one or more of the nominees. Our Bylaws provide that directors shall be elected by a plurality of the voting power of the Company's shares represented in person or by proxy at any meeting of shareholders and entitled to vote on the election of directors for which the Company determines that the number of nominees exceeds the number of directors to be elected as of the date five (5) business days in advance of the date the Company files its definitive proxy statement (regardless of whether thereafter revised or supplemented) with the SEC. Oasis has notified Vail Resorts of its intention to nominate a slate of two candidates to stand for election as directors at the Annual Meeting and Meyer has separately notified Vail Resorts of his intent to nominate himself to stand for election at the Annual Meeting, each in opposition to the Company Nominees recommended by the Board. Unless both nomination notices are withdrawn prior to the Annual Meeting, the number of nominees will exceed the number of directors to be elected, and, therefore, the election of directors at the Annual Meeting will be conducted under a plurality vote standard. This means that the nine (9) director nominees receiving the greatest number of votes cast "FOR" their election will be elected. Shares that are not voted in the election of directors, including withheld votes, have no effect on the election of directors. Those shares, however, are taken into account in determining whether a sufficient number of shares are present to establish a quorum. Broker discretionary voting is not permitted, and broker non-votes will have no effect on the outcome of this proposal.
Proposal No. 2—Ratification of PricewaterhouseCoopers LLP as Independent Auditor
In the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2027, you may vote "FOR," "AGAINST" or "ABSTAIN." This proposal requires the affirmative vote of a majority of those shares present virtually or represented by proxy, entitled to vote, and actually voting affirmatively or negatively on the proposal at the Annual Meeting. Abstentions are not treated as voting on this proposal. Unless your broker, bank, or other nominee receives proxy materials only from the Company, broker discretionary voting is not permitted, and broker non-votes will have no effect on the outcome of this proposal.

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Proposal No. 3—Advisory Vote to Approve Executive Compensation
In the advisory vote to approve executive compensation, you may vote "FOR," "AGAINST" or "ABSTAIN." This proposal requires the affirmative vote of a majority of those shares present virtually or represented by proxy, entitled to vote, and actually voting affirmatively or negatively on the proposal at the Annual Meeting. Abstentions, if any, are not treated as voting on this proposal. Broker discretionary voting is not permitted, and broker non-votes will have no effect on the outcome of this proposal. The vote is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board. However, the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation as it deems appropriate.
Proposal No. 4—Vote to Approve an Amendment to the Vail Resorts, Inc. 2024 Omnibus Incentive Plan
In the proposal to approve an amendment to the Vail Resorts, Inc. 2024 Omnibus Incentive Plan, you may vote "FOR," "AGAINST" or "ABSTAIN." This proposal requires the affirmative vote of a majority of those shares present virtually or represented by proxy, entitled to vote, and actually voting affirmatively or negatively on the proposal at the Annual Meeting. Abstentions, if any, are not treated as voting on this proposal. Broker discretionary voting is not permitted, and broker non-votes will have no effect on the outcome of this proposal.
Who will serve as independent inspector of elections?
The independent inspector of elections will be a representative from First Coast Results, Inc.
Who will bear the cost of soliciting votes for the Annual Meeting?
The proxies being solicited hereby are being solicited by and on behalf of our Board. We will bear all costs of this proxy solicitation. In addition to soliciting proxies by this distribution, our directors, officers, and regular employees may solicit proxies personally or by mail, facsimile or other electronic means, for which solicitation they will not receive any additional compensation. Appendix C sets forth information relating to certain of our directors, director nominees, executive officers, and employees who are considered "participants" in this proxy solicitation under the rules of the SEC by reason of their position or because they may be soliciting proxies on our behalf.
As a result of the proxy solicitation of Oasis and Meyer, we will incur additional costs in connection with the solicitation of proxies for the Annual Meeting. We have retained Okapi Partners LLC for certain advisory and proxy solicitation services for an aggregate fee of approximately $750,000, together with reimbursement of reasonable out-of-pocket expenses for these services, and Okapi Partners LLC expects approximately 50 of their employees will assist in the solicitation. Excluding amounts that we would have expended for a solicitation in an election of directors in the absence of a contested election, and excluding the compensation of our directors, certain executive officers and other employees involved in the solicitation, the aggregate expenses are estimated to be approximately $7.8 million, approximately $3.5 million of which has been incurred (or accrued) to date. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with this solicitation. These expenses, which are estimates that may change, include the fees of Okapi Partners LLC, outside counsel and other advisors, as well as retaining an Independent Inspector of Elections.
We will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in so doing.
Could other matters be decided at the Annual Meeting?
We are not aware of any other matters to be presented at the Annual Meeting other than the proposals referred to in this proxy statement. If any other matters are properly brought before the Annual Meeting, the persons named in your WHITE proxy will vote in accordance with their best judgment. Discretionary authority to vote on other matters is included in the WHITE proxy.
How can I find out the results of the voting at the Annual Meeting?
Given that we expect the Annual Meeting to be a "contested" meeting, we may not announce preliminary results of the voting at the Annual Meeting. We will publicly disclose preliminary results of voting at the Annual Meeting based on the preliminary report of the Independent Inspector of Elections on a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting, and final results as certified by the Independent Inspector of Elections as soon as practicable thereafter.

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SHAREHOLDER PROPOSALS FOR 2027 ANNUAL MEETING

The deadline for shareholders to submit proposals pursuant to Rule 14a-8 of the Exchange Act for inclusion in the Company’s proxy statement and proxy for the 2027 Annual Meeting is July 5, 2027. Such proposals must be received at the Company’s principal executive offices no later than such date.
If you wish to nominate a director or submit a proposal for consideration at the Company’s 2027 Annual Meeting that is not to be included in next year’s proxy materials, your proposal or nomination must be submitted in writing to the Secretary of the Company not later than September 15, 2027, nor earlier than August 16, 2027, to be considered timely. You are also advised to review our Bylaws, which contain additional requirements about advance notice of shareholder proposals and director nominations. Such notices must be in accordance with the procedures described in our Bylaws. You can obtain a copy of our Bylaws by writing the Secretary at the address shown on the cover of this proxy statement.
To comply with universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 15, 2027.
HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies.
This year, a number of brokers with account holders who are Company shareholders may be householding our proxy materials to the extent such shareholders have given their prior express or implied consent in accordance with SEC rules. A single proxy statement and Annual Report (if you requested one) will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and Annual Report, please notify your broker to discontinue householding and direct your written request to receive a separate proxy statement and Annual Report to the Company at: Vail Resorts, Inc., Attention: Investor Relations, 390 Interlocken Crescent, Broomfield, Colorado, 80021, or by calling (303) 404-1800. Shareholders who currently receive multiple copies of the proxy statement and Annual Report at their address and would like to request householding of their communications should contact their broker.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements discussed in this proxy statement and accompanying Chairperson & CEO letter, other than statements of historical information, are forward-looking statements within the meaning of the federal securities laws. Readers are cautioned

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not to place undue reliance on these forward-looking statements. These forward-looking statements include, but are not limited to, information related to our business plans and strategies; the expected continued growth of our business; expectations regarding new product launches, the Company's ability to compete, and the Company's use of technology and assumptions related thereto; or other statements regarding anticipated future events and expectations that are not historical facts. All forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expected. Such risks and uncertainties include, but are not limited to, the risks detailed in the "Risk Factors" and other sections of the Company’s filings with the Securities and Exchange Commission from time to time, including our Annual Report on Form 10-K for the fiscal year ended July 31, 2026, filed on September 28, 2026, and applicable Quarterly Reports on Form 10-Q filed subsequently. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. All forward-looking statements in this proxy statement are made as of the date hereof, and the Company undertakes no obligation to update any forward-looking statements whether as a result of new information, future events, or otherwise, except as may be required by law.

OTHER MATTERS

At the date of this proxy statement, the Board has no knowledge of any business other than that described herein which will be presented for consideration at the Annual Meeting. In the event any other business is presented at the Annual Meeting, the persons named in the enclosed proxy will vote such proxy thereon in accordance with their judgment in the best interests of the Company.

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2026, is available without charge upon written request to: Corporate Secretary, Vail Resorts, Inc., 390 Interlocken Crescent, Broomfield, Colorado 80021.

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APPENDIX A

Reconciliation of Measures of Segment Profitability and Non-GAAP Financial Measures
Presented below is a reconciliation of net income attributable to Vail Resorts, Inc. to Total Reported EBITDA for the years ended July 31, 2026, 2025 and 2024.

	($ In thousands) (Unaudited) Year Ended July 31,
	2026	2025	2024

Net income attributable to Vail Resorts, Inc.	$147,535	$280,004	$231,105
Net income attributable to noncontrolling interests	23,209	17,972	15,874
Net income	170,744	297,976	246,979
Provision for income taxes	56,212	104,421	92,776
Income before provision for income taxes	226,956	402,397	339,755
Depreciation and amortization	305,610	296,437	279,073
Loss (gain) on disposal of fixed assets and other, net	6,823	(6,933)	9,633
Change in fair value of contingent consideration	19,239	9,379	47,957
Investment income and other, net	(11,129)	(10,126)	(18,592)
Foreign currency loss on intercompany loans	(80)	(20)	4,140
Interest expense, net	205,623	171,628	164,599
Total Reported EBITDA	$753,042	$862,762	$826,565

Mountain Reported EBITDA	$729,352	$821,341	$802,072
Lodging Reported EBITDA	16,319	22,795	23,018
Resort Reported EBITDA(1)	745,671	844,136	825,090
Real Estate Reported EBITDA	7,371	18,626	1,475
Total Reported EBITDA	$753,042	$862,762	$826,565
(1)Resort represents the sum of Mountain and Lodging.

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APPENDIX B

First Amendment to the Vail Resorts, Inc. 2024 Omnibus Incentive Plan
This First Amendment (this “Amendment”) to the Vail Resorts, Inc. 2024 Omnibus Incentive Plan (the “Plan”) is dated September 24, 2026. Capitalized terms used but not defined herein have the meanings given in the Plan.
RECITALS

WHEREAS, Section 9(d) of the Plan authorizes the Board to amend the Plan; and
WHEREAS, the Board has determined that it is in the best interests of the Company and its stockholders to increase the number of shares reserved for issuance under the Plan by 750,000 shares, from 1,500,000 shares to 2,250,000 shares, subject to approval by the Company’s stockholders.
NOW, THEREFORE, the Plan is hereby amended as follows:
1. Effective Date.
This Amendment shall become effective upon its approval by the Company's stockholders at the 2026 Annual Meeting of Stockholders. If stockholder approval is not obtained, this Amendment shall be void ab initio and of no further force or effect.
2. Amendment to Share Reserve.
Section 4(a) of the Plan is hereby deleted in its entirety and replaced with the following:
Subject to adjustment as provided in Section 4(d) hereof, the total number of Shares reserved for issuance in connection with Awards under the Plan shall be 2,250,000. From and after the Effective Date, no awards shall be granted under the Company’s 2015 Omnibus Incentive Plan (“2015 Plan”) or Amended and Restated 2002 Long-Term Incentive and Share Award Plan (“2002 Plan”); however, any 2015 Plan or 2002 Plan Awards shall continue to be subject to the terms and conditions of their applicable plan. The number of shares, if any, that are subject to awards issued under the 2015 Plan or 2002 Plan that are forfeited, canceled, terminated or surrendered on or after the Effective Date shall be extinguished and unavailable for Awards under the Plan, or awards under the 2015 Plan or 2002 Plan. Therefore, only 2,250,000 Shares will be issuable under the Plan after the Effective Date. All Shares issuable under the Plan may be issued as ISOs, provided that the number of ISOs that may be issued under the Plan may not exceed 2,250,000 Shares. Shares issued or to be issued under the Plan shall be authorized but unissued shares or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. No Award may be granted if the number of Shares to which such Award relates, when added to the number of Shares previously issued under the Plan, exceeds the number of Shares reserved under the preceding sentence. Awards under the Plan that are forfeited, canceled, terminated, exchanged, or surrendered or such Award is settled in cash or otherwise terminates without a distribution of Shares to the Participant, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award will, to the extent of any such forfeiture, settlement, termination, cancellation, exchange or surrender, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be canceled to the extent of the number of Shares as to which the Award is exercised. The number of Shares reserved and available under the Plan will not be increased by the number of Shares (A) tendered, withheld, or subject to an Award granted under the Plan surrendered in connection with the purchase of Shares upon exercise of an Option, (B) that were not issued upon the net settlement or net exercise of a Share-settled SAR granted under the Plan, (C) deducted or delivered from payment of an Award granted under the Plan in connection with the Company’s tax withholding obligations as provided in Section 9(c), or (D) purchased by the Company with proceeds from Option exercises.
3. No Other Changes.
Except as expressly amended by this Amendment, the Plan shall remain in full force and effect in accordance with its terms.

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Vail Resorts, Inc. 2024 Omnibus Incentive Plan
1. Purpose.
The purposes of the 2024 Omnibus Incentive Plan are to increase shareholder value and to advance the interests of Vail Resorts, Inc. and its shareholders by providing a means to attract, retain, and motivate employees, consultants, and directors of the Company upon whose judgment, initiative, and efforts the continued success, growth, and development of the Company is dependent.
2. Definitions.
For purposes of the Plan, the following terms shall be defined as set forth below:
(a)“Affiliate” means any entity other than the Company and its Subsidiaries that is designated by the Board or the Committee as a participating employer under the Plan; provided, however, that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.
(b)“Award” means, individually or collectively, any Option, SAR, Restricted Share, Restricted Share Unit, Performance Share, Performance Unit, Performance Cash Award, Dividend Equivalent, Other Share-Based Award, other cash Award, or any other award granted to an Eligible Person under the Plan.
(c)“Award Agreement” means any agreement, contract, or other instrument or document in a form specified by the Committee evidencing an Award, which may be written or electronic form as determined by the Committee.
(d)“Beneficiary” means the Person, Persons, trust, or trusts which have been designated by an Eligible Person in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Eligible Person or, if there is no designated Beneficiary or surviving designated Beneficiary, then the Person, Persons, trust, or trusts entitled by will or the laws of descent and distribution to receive such benefits.
(e)“Benefit Arrangement” means any formal or informal plan or other arrangement for the direct or indirect provision of compensation to a Participant (including groups or classes of Participants or beneficiaries of which the Participant is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Participant.
(f)“Board” means the Board of Directors of the Company.
(g)“Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between a Participant and the Company or an Affiliate or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) a Participant’s conviction of or indictment for any crime (whether or not involving the Company or any Affiliate) (A) constituting a felony or (B) that has, or could reasonably be expected to result in, an adverse impact on the performance of the Participant’s duties to the Company or any Affiliate, or otherwise has, or could reasonably be expected to result in, an adverse impact on the business or reputation of the Company or any Affiliate; (ii) conduct of a Participant, in connection with Participant’s employment or service, that has, or could reasonably be expected to result in, material injury to the business or reputation of the Company or any Affiliate; (iii) willful neglect in the performance of a Participant’s duties for the Company or any Affiliate or willful or repeated failure or refusal to perform such duties; (iv) acts of willful misconduct on the part of a Participant in the course Participant’s employment or service that has, or could be reasonably expected to result in, material injury to the reputation or business of the Company or any Affiliate; (v) a Participant’s violation of any of the Company’s policies, including, but not limited to, policies regarding sexual harassment, insider trading, confidentiality, non-disclosure, non-competition, non-disparagement, substance abuse, and conflicts of interest and any other written policy of the Company, which breach is not susceptible to cure or that is not cured within 30 days after the Participant is given written notice of such breach by the Company; or (vi) a Participant’s breach of any material provision of any employment or service agreement that has, or could be reasonably expected to result in, material injury to the reputation or business of the Company or any Affiliate, which breach is not susceptible to cure or that is not cured within 30 days after the Participant is given written notice of such breach by the Company; provided, however, that if, subsequent to a Participant’s Date of Termination, it is discovered that the Participant’s employment or service could have been terminated for Cause, upon determination by the Committee, such Participant’s employment or service shall be deemed to have been terminated for Cause for all purposes under the Plan. In the event there is an effective Award Agreement or an employment or service agreement with the Participant defining Cause, “Cause” shall have the meaning provided in such agreement and a termination of employment or service by the Company or any Affiliate for Cause hereunder shall not be

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deemed to have occurred unless all applicable notice and cure periods in such Award Agreement or employment or service agreement are complied with.
(h)“Change in Control” means an event or series of events by which:
(i)any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any Person acting in its capacity as trustee, agent, or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of 35% or more of the equity securities of the Company entitled to vote for members of the Board or equivalent governing body of the Company on a fully-diluted basis, except for any Person who becomes the beneficial owner in connection with a merger or consolidation of the Company, with any other corporation immediately following which the individuals who comprise the Board immediately prior thereto, constitute at least a majority of the Board or the surviving entity; or
(ii)during any period of 12 consecutive months, a majority of the members of the Board or other equivalent governing body of the Company cease to be composed of individuals (A) who were members of that Board or equivalent governing body on the first day of such period, (B) whose election or nomination to that Board or equivalent governing body was approved by individuals referred to in clause (A) above constituting at the time of such election or nomination at least a majority of that Board or equivalent governing body, or (C) whose election or nomination to that Board or other equivalent governing body was approved by individuals referred to in clauses (A) and (B) above constituting at the time of such election or nomination at least a majority of that Board or equivalent governing body (excluding, in the case of both clause (B) and clause (C), any individual whose initial nomination for, or assumption of office as, a member of that Board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the Board); or
(iii)any person or two or more persons acting in concert shall have acquired, by contract or otherwise, control over the equity securities of the Company entitled to vote for members of the Board or equivalent governing body of the Company on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right) representing 51% or more of the combined voting power of such securities; or
(iv)the consummation of a merger, reorganization, consolidation, or similar transaction involving the Company; provided, however, a Change in Control shall not be deemed to have occurred (A) if such merger, reorganization, consolidation, or similar transaction would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) either directly or indirectly more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger, reorganization, consolidation, or similar transaction, or (B) if following the merger, reorganization, consolidation, or similar transaction, the members of the Board prior to such merger, reorganization, consolidation, or similar transaction constitute at least a majority of the Board of the Company or the entity that directly or indirectly controls the Company after such merger, reorganization, consolidation, or similar transaction; or
(v)the Company sells or transfers (other than by mortgage or pledge) all or substantially all of its properties and assets to another “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act).
The Board shall have full and final authority, in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control, and any incidental matters relating thereto.
(i)“Code” means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations or other interpretative guidance thereunder.
(j)“Committee” means the Compensation Committee of the Board or a subcommittee thereof, or such other Board committee (or if the Board so designates, the entire Board) as may be designated by the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist of two or more directors of the Company, each of whom is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, to the extent applicable, and each of whom is an independent director in accordance with the rules of any stock exchange on which the Shares are listed; provided, further, that the mere fact that the Committee shall fail to qualify under each of the

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foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.
(k)“Company” means Vail Resorts, Inc., a corporation organized under the laws of Delaware, or any successor corporation.
(l)“Director” means a member of the Board who is not an employee of the Company, a Subsidiary, or an Affiliate.
(m)“Disability” shall mean (i) for Awards that are not subject to Section 409A, “disability” as such term is defined in the long-term disability insurance plan or program of the Company or any Subsidiary then covering the Participant or, in the absence of such a plan or program, as determined by the Committee; provided that, with respect to Awards that are not subject to Section 409A, in the case of any Participant who, as of the date of determination, is a party to an effective employment, severance, consulting, or other services agreement with the Company or any Subsidiary that employs such Participant, “disability” shall have the meaning, if any, specified in such agreement, and (ii) for Awards that are subject to Section 409A, “disability” shall have the meaning set forth in Section 409A(a)(2)(c) of the Code.
(n)“Disqualified Individual” shall have the meaning set forth in Section 280G(c) of the Code.
(o)“Dividend Equivalent” means a right, granted under Section 5(g), to receive cash, Shares, or other property equal in value to dividends paid with respect to a specified number of Shares. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis; provided, however, that no Dividend Equivalents may be awarded in connection with, or related to, any unvested Awards or Awards of Options or SARs.
(p)"EBITDA" means earnings before interest, taxes, depreciation, and amortization, determined before (i) the payment of awards pursuant to the Company’s 2015 Omnibus Incentive Plan, Amended and Restated 2002 Long-Term Incentive and Share Award Plan, or the Plan (but after the payment of other management compensation), (ii) the impact of the lower of cost or market adjustments, and (iii) any gains (losses) on the sale of property, plant, and equipment, in each case, as determined by the Board or the Committee in good faith.
(q)“Effective Date” means December 5, 2024, the date the Plan was approved by stockholders of the Company.
(r)“Eligible Person” means (i) an employee or consultant, including any former employee serving as a consultant, of the Company, a Subsidiary, or an Affiliate, including any director who is an employee, or (ii) a Director. Notwithstanding any provisions of this Plan to the contrary, an Award may be granted to an employee or consultant, in connection with his or her hiring or retention prior to the date the employee or consultant first performs services for the Company, a Subsidiary, or an Affiliate; provided, however, that any such Award shall not become vested prior to the date the employee or consultant first performs such services.
(s)“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and rules and regulations thereunder.
(t)“Fair Market Value” means, with respect to Shares or other property, the fair market value of such Shares or other property determined by such methods or procedures as shall be established from time to time by the Committee. If the Shares are listed on any established stock exchange or a national market system, unless otherwise determined by the Committee in good faith, the "Fair Market Value of Shares" shall mean the closing price per Share on the date of grant or such other determination date (or, if the Shares were not traded on that day, the next preceding day that the Shares were traded) on the principal exchange or market system on which the Shares are traded (if there is more than one such exchange or market the Committee shall determine the appropriate exchange or market), as such prices are officially quoted on such exchange or market.
(u)“GAAP” means generally accepted accounting principles in the United States of America in effect from time to time.
(v)“ISO” means any option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.
(w)“Net Debt” means an amount equal to the sum of (i) all indebtedness of the Company for borrowed money then outstanding, including (A) the face value of any bonds, notes, debentures, or similar instruments, and (B) any amounts outstanding under or drawn on credit facilities or other borrowing-based facilities, plus (ii) any capital lease obligations of the Company, minus (iii) cash and cash equivalents, in all cases determined by the Board or the Committee in good faith.
(x)“NQSO” means any Option that is not an ISO.

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(y)“Option” means a right granted under Section 5(b), to purchase Shares.
(z)“Other Agreement” means any agreement, contract, or understanding heretofore or hereafter entered into by a Participant with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Sections 280G and/or 4999 of the Code.
(aa)“Other Share-Based Award” means a right, granted under Section 5(h), that relates to or is valued by reference to Shares.
(bb)“Parachute Payment” means a “parachute payment” within the meaning of Section 280G(b)(2) of the Code.
(cc)“Participant” means an Eligible Person who has been granted an Award under the Plan.
(dd)“Performance Cash Award” means a performance cash award granted under Section 5(f).
(ee)“Performance Share” means a performance share granted under Section 5(f).
(ff)“Performance Unit” means a performance unit granted under Section 5(f).
(gg)“Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
(hh)“Plan” means this 2024 Omnibus Incentive Plan, as it may be amended from time to time.
(ii)“Restricted Shares” means an Award of Shares under Section 5(d) that may be subject to certain restrictions and to a risk of forfeiture.
(jj)“Restricted Share Unit” means a right, granted under Section 5(e), to receive Shares or cash at the end of a specified deferral period.
(kk)“Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.
(ll)“SAR” means the right, granted under Section 5(c), to be paid an amount measured by the difference between the exercise price of the right and the Fair Market Value of Shares on the date of exercise of the right, with payment to be made in cash, Shares, or property as specified in the Award or determined by the Committee.
(mm)“Section 409A” means Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.
(nn)“Separation from Service” shall have the meaning set forth in Section 409A.
(oo)“Shares” means common stock, $.01 par value per share, of the Company.
(pp)“Short-Term Deferral Period” shall have the meaning set forth in Section 409A.
(qq)"Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns shares possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.
(rr)“Ten Percent Shareholder” means a natural Person who owns more than ten percent of the total combined voting power of all classes of stock of the Company, the Company’s parent (if any), or any of the Company’s Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.
3. Administration.
(a)Authority of the Committee. The Plan shall be administered by the Committee, and the Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:
(i)to select Eligible Persons to whom Awards may be granted;
(ii)to designate Affiliates;
(iii)to determine the type or types of Awards to be granted to each Eligible Person;

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(iv)to determine the type and number of Awards to be granted, the number of Shares to which an Award may relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price and any bases for adjusting such exercise, grant, or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waiver or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;
(v)to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, exchanged, or surrendered;
(vi)to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Eligible Person;
(vii)to prescribe the form of each Award Agreement, which need not be identical for each Eligible Person;
(viii)to adopt, amend, suspend, waive, and rescind such rules and regulations, and appoint such agents as the Committee may deem necessary or advisable to administer the Plan, consistent with applicable law;
(ix)to correct any defect or supply any omission or reconcile any inconsistency in the Plan and construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder;
(x)to accelerate the exercisability or vesting of all or any portion of any Award or to extend the period during which an Award is exercisable, but not beyond the expiration of the term of the Award, including, but not limited to, when a Participant is subject to a Separation of Service as a result of Disability or death; and
(xi)to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.
(b)Manner of Exercise of Committee Authority. The Committee shall have sole discretion in exercising its authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all Persons, including the Company, Subsidiaries, Affiliates, Eligible Persons, any Person claiming any rights under the Plan from or through any Eligible Person, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to other members of the Board or officers or managers of the Company or any Subsidiary or Affiliate the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Awards granted to Eligible Persons not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3 (if applicable) and applicable law.
(c)Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company’s independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, and no officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.
(d)No Option or SAR Repricing Without Shareholder Approval. Except as provided in the first sentence of Section 4(d) hereof relating to certain anti-dilution adjustments, unless the approval of shareholders of the Company is obtained, Options and SARs issued under the Plan shall not be (i) amended to lower their exercise price, (ii) exchanged for other Options or SARs with lower exercise prices, (iii) with respect to Options and SARs with an exercise price above the current Fair Market Value of a Share, canceled in exchange for cash or other securities, or (iv) any other action which is considered a “repricing” for purposes of the shareholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.
4. Shares Subject to the Plan.

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(a)Subject to adjustment as provided in Section 4(d) hereof, the total number of Shares reserved for issuance in connection with Awards under the Plan shall be 1,500,000. From and after the Effective Date, no awards shall be granted under the Company’s 2015 Omnibus Incentive Plan (“2015 Plan”) or Amended and Restated 2002 Long-Term Incentive and Share Award Plan (“2002 Plan”); however, any 2015 Plan or 2002 Plan Awards shall continue to be subject to the terms and conditions of their applicable plan. The number of shares, if any, that are subject to Awards issued under the 2015 Plan or 2002 Plan that are forfeited, canceled, terminated, or surrendered on or after the Effective Date shall be extinguished and unavailable for Awards under the Plan, the 2015 Plan, or 2002 Plan. Therefore, only 1,500,000 Shares will be issuable under the Plan as of the Effective Date. All Shares issuable under the Plan may be issued as ISOs. Shares issued or to be issued under the Plan shall be authorized but unissued shares or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. No Award may be granted if the number of Shares to which such Award relates, when added to the number of Shares previously issued under the Plan, exceeds the number of Shares reserved under the preceding sentence. Awards under the Plan that are forfeited, canceled, terminated, exchanged, or surrendered, or such Award is settled in cash or otherwise terminates without a distribution of Shares to the Participant, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award will, to the extent of any such forfeiture, settlement, termination, cancellation, exchange, or surrender, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be canceled to the extent of the number of Shares as to which the Award is exercised. The number of Shares reserved and available under the Plan will not be increased by the number of Shares (A) tendered, withheld, or subject to an Award granted under the Plan surrendered in connection with the purchase of Shares upon exercise of an Option, (B) that were not issued upon the net settlement or net exercise of a Share-settled SAR granted under the Plan, (C) deducted or delivered from payment of an Award granted under the Plan in connection with the Company’s tax withholding obligations as provided in Section 9(c), or (D) purchased by the Company with proceeds from Option exercises.
(b)Shares covered by an Award shall be counted as used as of the date of grant of such Award for purposes of calculating the number of Shares available for issuance under Section 4(a). The number of Shares subject to an Award will be counted against the share limit set forth in Section 4(a) as one Share for every one Share subject to such Award. The target number of Shares issuable under a Performance Share or Performance Unit grant shall be counted against the share limit set forth in Section 4(a) in accordance with this Section 4(b) as of the date of grant of such Award, but such number shall be adjusted to reflect the actual number of Shares issued upon settlement of the Performance Shares or Performance Units, as applicable, to the extent different from such target number of Shares. Awards that do not entitle the Participant thereof to receive or purchase Shares and Awards that are settled in cash shall not be counted against the share limit set forth in Section 4(a).
(c)The Committee shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies. The number of Shares reserved pursuant to Section 4(a) may be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of Shares subject to Awards before and after the substitution.
(d)In the event that the Committee shall determine that any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Eligible Persons under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares which may thereafter be issued under the Plan, (ii) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price, or purchase price relating to any Award; provided, however, in each case that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(a) of the Code, unless the Committee determines otherwise.
(e)Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or treasury Shares including Shares acquired by purchase in the open market or in private transactions.
5. Specific Terms of Awards.
(a)General. Awards may be granted on the terms and conditions set forth in this Section 5. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(d)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms regarding forfeiture of Awards or continued exercisability of Awards in the event of termination of service by the Eligible Person.

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(b)Options. The Committee is authorized to grant Options, which may be NQSOs or ISOs, to Eligible Persons on the following terms and conditions:
(i)Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee; provided, however, that the exercise price per Share of an Option shall not be less than the Fair Market Value of a Share on the date of grant of the Option; provided, further, that, in the event that a Participant is a Ten Percent Shareholder, the exercise price of an Option granted to such Participant that is intended to be an ISO shall be not less than 110% of the Fair Market Value of one Share on the date of grant of such Option.
(ii)Option Term. The term of each Option shall be determined by the Committee; provided, however, that such term shall not be longer than ten years from the date of grant of the Option; provided, further, that, in the event that the Participant is a Ten Percent Shareholder, an Option granted to such Participant that is intended to be an ISO shall not be exercisable after the fifth anniversary of the date of grant of such Option; provided, further, that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any Option granted to a Participant who is a foreign national or who is employed outside the United States, such Option may have a term that is longer than ten years from the date of grant of the Option as the Committee shall determine.
(iii)Time and Method of Exercise. The Committee shall determine at the date of grant or thereafter the time or times at which an Option may be exercised in whole or in part (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), the methods by which such exercise price may be paid or deemed to be paid (including, without limitation, cashless exercises, net share settlements, or broker-assisted exercise arrangements), the form of such payment (including, without limitation, cash, Shares, or other property), and the methods by which Shares will be delivered or deemed to be delivered to Eligible Persons; provided, however, that in no event may any portion of the exercise price be paid with Shares acquired either under an Award granted pursuant to this Plan, upon exercise of a stock option granted under another Company plan or as a stock bonus or other stock award granted under another Company plan unless, in any such case, the Shares were acquired and vested more than six months in advance of the date of exercise.
(iv)ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that the ISO shall be granted within ten years from the earlier of the date of adoption or shareholder approval of the Plan. An Option shall constitute an ISO only (a) if the Participant of such Option is an employee of the Company or any Subsidiary, (b) to the extent specifically provided in the related Award Agreement, and (c) to the extent that the aggregate Fair Market Value (determined at the time such Option is granted) of the Shares with respect to which all ISOs held by such Participant become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed $100,000. Except to the extent provided in the regulations under Section 422 of the Code, this limitation shall be applied by taking Options into account in the order in which they were granted. Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such ISO. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (A) two years after the Date of Grant of the ISO, or (B) one year after the date of exercise of the ISO. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an ISO until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Common Stock.
(c)SARs. The Committee is authorized to grant SARs to Eligible Persons on the following terms and conditions:
(i)Right to Payment. A SAR shall confer on the Eligible Person to whom it is granted a right to receive with respect to each Share subject thereto, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine in the case of any such right, the Fair Market Value of one Share at any time during a specified period before or after the date of exercise) over (B) the exercise price of the SAR as determined by the Committee as of the date of grant of the SAR (which shall not be less than the Fair Market Value per Share on the date of grant of the SAR and, in the case of a SAR granted in tandem with an Option, shall be equal to the exercise price of the underlying Option). The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee.

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(ii)Other Terms. The Committee shall determine, at the time of grant or thereafter, the time or times at which a SAR may be exercised in whole or in part (which shall not be more than ten years after the date of grant of the SAR), the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Eligible Persons, whether or not a SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR; provided, that if the SAR exercise period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy or Company-imposed blackout period, then the SAR exercise period shall be automatically extended until the earlier of (A) the 30th day following the expiration of such prohibition, and (B) the expiration of the original SAR Period. Unless the Committee determines otherwise, a SAR (1) granted in tandem with an NQSO may be granted at the time of grant of the related NQSO or at any time thereafter, and (2) granted in tandem with an ISO may only be granted at the time of grant of the related ISO.
(d)Restricted Shares. The Committee is authorized to grant Restricted Shares to Eligible Persons on the following terms and conditions:
(i)Issuance and Restrictions. Restricted Shares shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the Award Agreement relating to the Restricted Shares, an Eligible Person granted Restricted Shares shall have all of the rights of a shareholder including, without limitation, the right to vote Restricted Shares and the right to receive dividends thereon; provided, however, that any dividends be subject to the same restrictions as the Restricted Shares and will be held in escrow and subject to forfeiture until such time as the Restricted Shares become fully vested.
(ii)Forfeiture. Except as otherwise determined by the Committee, at the date of grant or thereafter, upon termination of service during the applicable restriction period, Restricted Shares and any accrued but unpaid dividends or Dividend Equivalents that are at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Shares will be waived in whole or in part in the event of terminations resulting from specified Causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Shares.
(iii)Certificates for Shares and Book-Entry. Restricted Shares granted under the Plan may be evidenced in such manner as the Committee shall determine, which may include book-entry form (subject to the Company’s direction) or the issuance of certificates. If certificates representing Restricted Shares are registered in the name of the Eligible Person, such certificates shall bear an appropriate legend, or in the case of book-entry shares, a notation, referring to the terms, conditions, and restrictions applicable to such Restricted Shares, and the Company shall retain physical possession of any certificates issued.
(iv)Dividends. Dividends paid on vested Restricted Shares shall be either paid at the dividend payment date, or deferred for payment to such date as determined by the Committee, in cash or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends; provided, however, that dividends payable in respect of Restricted Shares that vest based on the achievement of performance criteria shall be subject to all conditions and restrictions of the underlying Restricted Shares to which they relate. Any dividends paid on unvested Restricted Shares will be subject to the same restrictions as the Restricted Shares and will be held in escrow and subject to forfeiture until such time as the Restricted Shares become fully vested. Shares distributed in connection with a Share split or dividend in Shares, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Shares or other property has been distributed.
(e)Restricted Share Units. The Committee is authorized to grant Restricted Share Units to Eligible Persons, subject to the following terms and conditions:
(i)Award and Restrictions. Delivery of Shares or cash, as the case may be, will occur upon expiration of the deferral period specified for Restricted Share Units by the Committee (or, if permitted by the Committee, as elected by the Eligible Person). In addition, Restricted Share Units shall be subject to such restrictions as the Committee may impose, if any (including, without limitation, the achievement of performance criteria if deemed appropriate by the Committee), at the date of grant or thereafter, which restrictions may lapse at the expiration of the deferral period

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or at earlier or later specified times, separately or in combination, in installments or otherwise, as the Committee may determine.
(ii)Forfeiture. Except as otherwise determined by the Committee at date of grant or thereafter, upon termination of service (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Share Units), or upon failure to satisfy any other conditions precedent to the delivery of Shares or cash to which such Restricted Share Units relate, all Restricted Share Units that are at that time subject to deferral or restriction shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Share Units will be waived in whole or in part in the event of termination resulting from specified Causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Share Units.
(f)Performance Shares, Performance Units, and Performance Cash Awards. The Committee is authorized to grant Performance Shares, Performance Units, and Performance Cash Awards to Eligible Persons on the following terms and conditions:
(i)General; Performance Period. The right of a Participant to exercise or to receive a grant or settlement of any Performance Share, Performance Unit, or Performance Cash Award, and the timing thereof, shall be subject to such performance objectives as may be specified by the Committee. Except as provided in Section 5(f)(iii), the Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. The Committee shall determine a performance period (the “Performance Period”) of one or more years and shall determine the performance objectives for grants of Performance Shares, Performance Units, and Performance Cash Awards. Performance Periods may overlap and Eligible Persons may participate simultaneously with respect to Performance Shares, Performance Units, and Performance Cash Awards for which different Performance Periods are prescribed.
(ii)Performance Criteria for Awards. The performance objectives for Awards may vary from Eligible Person to Eligible Person and shall be based upon one or more of the following performance criteria as the Committee may deem appropriate, and in any relative proportion to the extent multiple goals are used in combination:
(A)reported EBITDA results for the Company's mountain segment;
(B)reported EBITDA results for the Company's lodging segment;
(C)reported EBITDA results on a resort basis (which is a combination of the Company's reported mountain segment EBITDA and reported lodging segment EBITDA);
(D)reported EBITDA results for the Company's real estate segment;
(E)reported EBITDA results excluding stock-based compensation expense for any of the Company's mountain, lodging or real estate segments, and/or on a resort basis;
(F)real estate segment goals, including pre-sales targets, sales, closing timing and profitability targets, and construction related approvals and timing milestones;
(G)revenue;
(H)net income;
(I)net income excluding stock-based compensation;
(J)pretax earnings;
(K)earnings before interest expense, taxes, depreciation, and amortization;
(L)operating margin;
(M)earnings per share;
(N)return on equity;
(O)return on capital;
(P)return on investment;

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(Q)operating earnings;
(R)working capital;
(S)ratio of debt to stockholders’ equity;
(T)Net Debt;
(U)ratio of Net Debt to Reported EBITDA;
(V)total stockholder return; and/or
(W)such combination of the foregoing performance-based criteria as the Committee shall determine in its sole discretion.
The foregoing performance criteria may be determined by reference to the performance of the Company, or of a Subsidiary or Affiliate, or of a division or unit of any of the foregoing. Performance under any of the foregoing performance criteria (1) may be used to measure the performance of (a) the Company, its Subsidiaries, and other Affiliates as a whole, (b) the Company, any Subsidiary, any other Affiliate, or any combination thereof, or (c) any one or more business units or operating segments of the Company, any Subsidiary, and/or any other Affiliate, in each case as the Committee, in its sole discretion, deems appropriate, (2) may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Committee for such comparison, as the Committee, in its sole discretion, deems appropriate, (3) may be stated as a combination of one or more performance objectives, and (4) may be measured on an absolute or relative basis and on a GAAP or non-GAAP basis. In addition, the Committee, in its sole discretion, may select performance under the total shareholder return performance criteria specified above for comparison to performance under one or more stock market indices designated or approved by the Committee. The Committee shall also have the authority to provide for accelerated vesting of any Award intended to qualify as performance-based compensation based on the achievement of performance objectives pursuant to the performance criteria specified above.
(iii)Evaluation of Performance. The Committee may provide in any Performance Share, Performance Unit, or Performance Cash Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (A) asset write-downs; (B) litigation or claims, judgments, or settlements; (C) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (D) any reorganization or restructuring events or programs; (E) extraordinary, non-core, non-operating, or non-recurring items; (F) acquisitions or divestitures; (G) foreign exchange gains and losses; (H) impact of shares of stock purchased through share repurchase programs; (I) tax valuation allowance reversals; (J) impairment expense; and (K) environmental expense.
(iv)Award Value. At the beginning of a Performance Period, the Committee shall determine for each Eligible Person or group of Eligible Persons with respect to that Performance Period (A) the range of number of Shares, if any, in the case of Performance Shares, (B) the range of dollar values, if any, in the case of Performance Units, or (C) the range of cash awards in the case of Performance Cash Awards which may be fixed or may vary in accordance with such performance or other criteria specified by the Committee, which shall be paid to an Eligible Person as an Award if the relevant measure of Company performance for the Performance Period is met.
(v)Significant Events. If during the course of a Performance Period there shall occur significant events as determined by the Committee which the Committee expects to have a substantial effect on a performance objective during such period, the Committee may revise such objective; provided, however, that, the Committee shall not have any discretion to increase the amount of compensation payable under an Award. The Committee may, in its sole discretion, reduce the amount of a payment otherwise to be made in connection with Performance Shares, Performance Units, and Performance Cash Awards.
(vi)Forfeiture. Except as otherwise determined by the Committee, at the date of grant or thereafter, upon termination of service during the applicable Performance Period, Performance Shares, Performance Units, and Performance Cash Awards for which the Performance Period was prescribed shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in an individual case, that restrictions or forfeiture conditions relating to Performance Shares, Performance Units, and Performance Cash Awards will be waived in whole or in part in the event of terminations resulting from specified Causes, and the

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Committee may in other cases waive in whole or in part the forfeiture of Performance Shares, Performance Units, and Performance Cash Awards.
(vii)Payment. Each Performance Share or Performance Unit may be paid in whole Shares, or cash, or a combination of Shares and cash either as a lump sum payment or in installments, all as the Committee shall determine, at the time of grant of the Performance Share or Performance Unit or otherwise, commencing as soon as practicable after the end of the relevant Performance Period; provided, that unless specifically provided in the applicable Award Agreement, payment in respect of an Award shall occur no later than the fifteenth day of the third month following the end of the fiscal year in which such Performance Period ends. Each Performance Cash Award shall be paid in cash, commencing as soon as practicable after the end of the relevant Performance Period; provided, that unless specifically provided in the applicable Award Agreement, payment in respect of an Award shall occur no later than the fifteenth day of the third month following the end of the fiscal year in which such Performance Period ends.
(g)Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Eligible Persons. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, or other investment vehicles as the Committee may specify; provided, however, that Dividend Equivalents (other than freestanding Dividend Equivalents) shall be subject to all conditions and restrictions of the underlying Awards to which they relate; provided, further, that no Dividend Equivalents may be awarded in connection with, or related to, any unvested Award or Awards of Options or SARs.
(h)Other Share-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, subject to Section 6(f), unrestricted shares awarded purely as a “bonus” and not subject to any restrictions or conditions, other rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the performance of specified Subsidiaries or Affiliates. The Committee shall determine the terms and conditions of such Awards at date of grant or thereafter. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 5(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, notes or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, shall also be authorized pursuant to this Section 5(h).
6. Certain Provisions Applicable to Awards.
(a)Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted to Eligible Persons either alone or in addition to, in tandem with, or in exchange or substitution for, any other Award granted under the Plan or any award granted under any other plan or agreement of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of an Eligible Person to receive payment from the Company or any Subsidiary or Affiliate, provided that any such exchange or substitution does not constitute a “repricing” for purposes of the shareholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted. Awards may be granted in addition to or in tandem with such other Awards or awards, and may be granted either as of the same time as or a different time from the grant of such other Awards or awards. Subject to the provisions of Section 3(d) prohibiting Option and SAR repricing without shareholder approval, the per Share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Shares which is granted, in connection with the substitution of awards granted under any other plan or agreement of the Company or any Subsidiary or Affiliate or any business entity to be acquired by the Company or any Subsidiary or Affiliate, shall be determined by the Committee, in its discretion.
(b)Terms of Awards. The term of each Award granted to an Eligible Person shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option or a SAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).
(c)Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Shares, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The

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Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments.
(d)Non-transferability. Unless otherwise set forth by the Committee in an Award Agreement, Awards (except for vested shares) shall not be transferable by an Eligible Person, except with respect to Awards subject to Section 409A and Incentive Stock Options, the Committee may permit or provide in an Award for the gratuitous transfer of the Award by the Eligible Person to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Eligible Person and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee.
(e)Non-competition. The Committee may, by way of the Award Agreements or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any Award, provided they are not inconsistent with the Plan, including, without limitation, the requirement that the Participant not engage in competition with the Company.
(f)Minimum Vesting Period. Except with respect to a maximum of five percent of the number of Shares reserved under the Plan pursuant to Section 4(a), and except as otherwise provided in Section 7, no Award shall provide for vesting which is any more rapid than vesting on the one year anniversary of the date of grant of such Award or, with respect to Awards that vest upon the attainment of performance goals, a Performance Period that is less than 12 months.
7. Effect of Change in Control.
Except as otherwise provided in the applicable Award Agreement, in an Other Agreement, or as otherwise set forth in writing, upon the occurrence of a Change in Control, and subject to the requirements and limitations of Section 409A (if applicable), in the event of a Change in Control, the following provisions shall apply to outstanding Awards:
(a)The surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable; and
(b)In the discretion of the Committee, outstanding Awards which are not assumed, substituted for, or otherwise continued by the Acquiror shall accelerate and become fully vested and exercisable (as applicable) effective immediately prior to, but contingent upon, the consummation of the Change in Control; provided, however, that any Award which has its vesting conditions based on performance goals that vests pursuant to this sentence shall only become vested based on (i) 100% of target levels, or (ii) actual results measured against the performance goals as of the Change in Control, and thereafter, all Awards shall terminate to the extent not exercised or settled as of the date of the Change in Control.
8. Parachute Limitations.
(a)If any Participant is a Disqualified Individual, then, notwithstanding any other provision of the Plan or of any Other Agreement to the contrary and notwithstanding any Benefit Arrangement, any right of the Participant to any exercise, vesting, payment, or benefit under the Plan shall be reduced or eliminated:
(i)to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Participant under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Participant under the Plan to be considered a Parachute Payment; and
(ii)if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Participant from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Participant without causing any such payment or benefit to be considered a Parachute Payment.
(b)Except as required by Section 409A or to the extent that Section 409A permits discretion, the Committee shall have the right, in the Committee’s sole discretion, to designate those rights, payments, or benefits under the Plan, all Other Agreements, and all Benefit Arrangements that should be reduced or eliminated so as to avoid having such rights, payments, or benefits be considered a Parachute Payment; provided, however, to the extent any payment or benefit constitutes deferred compensation under Section 409A, in order to comply with Section 409A, the Company shall instead accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance Shares,

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Performance Units, or Performance Cash Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Shares, Restricted Share Units, then by reducing or eliminating any other remaining Parachute Payments.
9. General Provisions.
(a)Compliance with Legal and Trading Requirements. The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Shares under any Award until completion of such stock exchange or market system listing or registration or qualification of such Shares or other required action under any state or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations. No provisions of the Plan shall be interpreted or construed to obligate the Company to register any Shares under federal or state law. The Shares issued under the Plan may be subject to such other restrictions on transfer as determined by the Committee.
(b)No Right to Continued Employment or Service. Neither the Plan nor any action taken thereunder shall be construed as giving any employee, consultant, or director the right to be retained in the employ or service of the Company or any of its Subsidiaries or Affiliates, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries or Affiliates to terminate any employee’s, consultant’s or director’s employment or service at any time.
(c)Taxes. The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares or any payroll or other payment to an Eligible Person, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Eligible Persons to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of an Eligible Person’s tax obligations. Notwithstanding the foregoing, the maximum number of Shares that may be withheld from any Award to satisfy any federal, state, or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of Shares pursuant to such Award, as applicable, may not exceed such number of Shares having a Fair Market Value equal to the minimum statutory amount required by the Company or the applicable Subsidiary or Affiliate to be withheld and paid to any such federal, state, or local taxing authority with respect to such exercise, vesting, lapse of restrictions, or payment of Shares, or such greater amount as may be permitted under applicable accounting standards.
(d)Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders of the Company or Participants, except that any such amendment or alteration as it applies to ISOs shall be subject to the approval of the Company’s shareholders to the extent such shareholder approval is required under Section 422 of the Code; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her. Subject to the limitation on repricing in Section 3(d), the Committee may (i) waive any conditions or rights under; (ii) amend, modify or supplement the terms of; or (iii) amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to Eligible Persons who are foreign nationals or who are employed outside the United States to reflect differences in local law, tax policy, or custom; provided, however, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and, adversely affect the rights of such Participant under any Award theretofore granted to him or her.
(e)No Rights to Awards; No Shareholder Rights. No Eligible Person or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons and employees. Other than with respect to vested Restricted Shares, no Award shall confer on any Eligible Person any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred to the Eligible Person in accordance with the terms of the Award.
(f)Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall

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give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.
(g)Non-exclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of options and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.
(h)Not Compensation for Benefit Plans. No Award payable under this Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company for the benefit of its employees, consultants, or directors unless the Company shall determine otherwise.
(i)No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
(j)Section 409A. The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan will be interpreted and administered to be in compliance with Section 409A. Any payments described in the Plan that are due within the Short-Term Deferral Period will not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding any provision of the Plan to the contrary, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Participant’s Separation from Service will instead be paid on the first payroll date after the six-month anniversary of the Participant’s Separation from Service (or the Participant’s death, if earlier). Furthermore, notwithstanding anything in the Plan to the contrary, in the case of an Award that is characterized as deferred compensation under Section 409A, and pursuant to which settlement and delivery of the cash or Shares subject to the Award is triggered based on a Change in Control, in no event will a Change in Control be deemed to have occurred for purposes of such settlement and delivery of cash or Shares if the transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). If an Award characterized as deferred compensation under Section 409A is not settled and delivered on account of the provision of the preceding sentence, the settlement and delivery shall occur on the next succeeding settlement and delivery triggering event that is a permissible triggering event under Section 409A. No provision of this Section 9(j) shall in any way affect the determination of a Change in Control for purposes of vesting in an Award that is characterized as deferred compensation under Section 409A. Notwithstanding the foregoing, neither the Company nor the Committee will have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A, and neither the Company or an Affiliate nor the Board or the Committee will have any liability to any Participant for such tax or penalty.
(k)Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws.
(l)Effective Date; Plan Termination. The Plan was approved by the Board on September 25, 2024, subject to approval by stockholders of the Company. The Plan shall become effective as of the Effective Date. The Plan shall terminate as to future awards on the date which is ten years after the Effective Date. Upon the Effective Date, no further Awards may be made under the 2024 Plan.
(m)Titles and Headings. The titles and headings of the sections the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
(n)Data Protection. By participating in the Plan or accepting any rights granted under it, each Eligible Person consents to the collection and processing of personal data relating to such participant so that the Company can fulfill their obligations and exercise its rights under the Plan and generally administer and manage the Plan. This data will include, but may not be limited to, data about participation in the Plan and shares offered or received, purchased, or sold under the Plan from

130

Table of Contents	APPENDIX B
time to time and other appropriate financial and other data (such as the date on which the Awards were granted) about such participant and his or her participation in the Plan.
(o)Clawback/Forfeiture. All incentive-based Awards shall be subject to reduction, cancellation, forfeiture or recoupment (i) to the extent necessary to comply with (A) any clawback, forfeiture or other similar policy adopted by the Board or Committee, and as in effect from time to time (including the Company’s Executive Compensation Clawback Policy, as amended from time to time), and (B) applicable law, including, but not limited to, the applicable rules and regulations of the Securities and Exchange Commission and any securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted; and (ii) as the Committee may specify in an Award Agreement, upon the occurrence of other specified events, including, without limitation, failure to remit the amounts necessary to satisfy the Eligible Person’s tax withholding obligations, termination for Cause, termination of the Eligible Person’s provision of services to the Company or any Subsidiary or Affiliate, violation of material policies of the Company, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company.
If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Eligible Person knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Eligible Person is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Eligible Person shall, to the extent required by Section 304 of the Sarbanes-Oxley Act of 2002, reimburse the Company the amount of any payment in settlement of an incentive-based Award earned or accrued during the 12 month period following the first public issuance or filing with the Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.
To the extent that any policy adopted by the Company in order to comply with regulations issued pursuant to Section 10D of the Exchange Act, as required by Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, requires any Eligible Person to forfeit any incentive-based Award, or repay any amount paid with respect to any incentive-based Award, such policy shall be deemed incorporated into all outstanding incentive-based Awards to the extent required by such regulations, and all Eligible Persons subject to such regulations, by accepting any incentive-based Award, shall be deemed to have consented to the inclusion of provisions in their Award Agreement as determined by the Committee to be necessary or appropriate to comply with such regulations.

131

APPENDIX C	Table of Contents
APPENDIX C

Supplemental Information Regarding Participants in the Solicitation
Vail Resorts, its directors, the Company Nominees and certain of its executive officers and employees are participants in the solicitation of proxies in connection with the Annual Meeting. We estimate that approximately 3 of our employees will assist in the proxy solicitation. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock. This Appendix C sets forth information relating to certain of Vail Resorts’ directors, the Company Nominees and certain executive officers and employees who are considered “participants” in Vail Resorts’ solicitation under the rules of the SEC by reason of their position as directors of Vail Resorts or because they may be soliciting proxies on Vail Resorts’ behalf (collectively, the “Participants”).
Directors and Nominees
The principal occupations of our directors and the Company Nominees are described in the section titled “Proposal 1: Election of Directors.” The names of our directors and the Company Nominees are set forth below. The business address of each of the directors and director nominees is c/o Vail Resorts, Inc., 390 Interlocken Crescent, Broomfield, Colorado 80021.

Reginald A. Chambers	Iris Knobloch	Hilary A. Schneider
Susan L. Decker[2]	Nadia N. Rawlinson	D. Bruce Sewell
William J. Hornbuckle	Michele Romanow	Peter A. Vaughn
Robert A. Katz
Officers and Employees
The principal occupations of our executive officers and employees who are considered Participants are set forth below. The principal occupation refers to such person’s position with the Company and the business address of each person is c/o Vail
Resorts, Inc., 390 Interlocken Crescent, Broomfield, Colorado 80021.

Name	Position
Robert A. Katz	Chairperson of the Board and Chief Executive Officer
Angela A. Korch	Executive Vice President and Chief Financial Officer
Celeste Burgoyne	Executive Vice President and Chief Revenue Officer
Julie A. DeCecco	Executive Vice President, General Counsel and Chief Public Affairs Officer
Nathan M. Gronberg	Senior Vice President, Controller and Chief Accounting Officer
Lynanne Kunkel	Executive Vice President, Chief Human Resources Officer & Chief Transformation Officer
William Rock	President - Mountain Division
Gregory J. Sullivan	Executive Vice President, Retail/Rental, Hospitality, and Food & Beverage
Connie Wang	Vice President, Investor Relations
Information Regarding Ownership of the Company's Securities by Participants
The number of shares of common stock of the Company held as of October 19, 2026 by the Participants who are directors or named executive officers is set forth in the section titled “Security Ownership of Directors and Executive Officers.”
2 Ms. Decker is not standing for re-election at the Annual Meeting.

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Table of Contents	APPENDIX C
The following table sets forth the number of shares of common stock of the Company held as of October 19, 2026 by the other officers and employees of the Company who are deemed Participants in our solicitation of proxies. The Company is unaware of any Participant who owns any securities of the Company of record that such Participant does not own beneficially, except as described in this proxy statement.

Name	Nature and Amount of Beneficial Ownership(1)

Julie A. DeCecco	3,395
Nathan M. Gronberg	2,473
Gregory J. Sullivan	4,571
Connie Wang	0
(1) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.
Information Regarding Transactions in Vail Resorts' Securities by Participants — Last Two Years
The following table sets forth information regarding purchases and sales of Vail Resorts’ securities by each Participant from October 19, 2024 to October 19, 2026. Unless otherwise indicated, all transactions were in the public market or pursuant to our equity compensation plans and none of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	Number of Shares	Acquisition (A) / Disposition (D) Code	Transaction Code*
Celeste Burgoyne	02/01/2026	17,281	A	A
	02/01/2026	24,393	A	A
	02/01/2026	9,875	A	A
	02/01/2026	38,665	A	A
	10/03/2026	14,187	A	A
	10/03/2026	49,982	A	A
Reginald A. Chambers	03/11/2025	564	A	M
	03/11/2025	564	D	M
	09/27/2025	1,281	A	M
	09/27/2025	1,281	D	M
	09/30/2025	1,563	A	A
	09/30/2026	1,563	A	M
	09/30/2026	1,563	D	M
	10/03/2026	1,662	A	A

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APPENDIX C	Table of Contents

Name	Transaction Date	Number of Shares	Acquisition (A) / Disposition (D) Code	Transaction Code*
Julie A. DeCecco	11/01/2024	318	A	A
	11/01/2024	1,160	A	A
	05/01/2025	73	A	M
	05/01/2025	73	D	M
	05/01/2025	21	D	F
	09/27/2025	586	A	M
	09/27/2025	586	D	M
	09/27/2025	169	D	F
	09/29/2025	309	A	M
	09/29/2025	309	D	M
	09/29/2025	90	D	F
	09/29/2025	402	A	M
	09/29/2025	402	D	M
	09/29/2025	117	D	F
	09/30/2025	3,876	A	A
	09/30/2025	15,421	A	A
	11/01/2025	106	A	M
	11/01/2025	106	D	M
	11/01/2025	31	D	F
	05/01/2026	73	A	M
	05/01/2026	73	D	M
	05/01/2026	21	D	F
	09/27/2026	586	A	M
	09/27/2026	586	D	M
	09/27/2026	172	D	F
	09/29/2026	403	A	M
	09/29/2026	403	D	M
	09/29/2026	118	D	F
	09/30/2026	1,292	A	M
	09/30/2026	1,292	D	M
	09/30/2026	372	D	F
	10/03/2026	4,260	A	A
	10/03/2026	15,011	A	A
Susan L. Decker	09/27/2025	1,281	A	M
	09/27/2025	1,281	D	M
	09/30/2025	1,563	A	A
	09/30/2026	1,563	A	M
	09/30/2026	1,563	D	M

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Table of Contents	APPENDIX C

Name	Transaction Date	Number of Shares	Acquisition (A) / Disposition (D) Code	Transaction Code*
Nathan M. Gronberg	09/27/2025	344	A	M
	09/27/2025	344	D	M
	09/27/2025	99	D	F
	09/29/2025	269	A	M
	09/29/2025	269	D	M
	09/29/2025	78	D	F
	09/29/2025	222	A	M
	09/29/2025	222	D	M
	09/29/2025	64	D	F
	09/30/2025	2,249	A	A
	09/30/2025	4,334	A	A
	09/27/2026	344	A	M
	09/27/2026	344	D	M
	09/27/2026	153	D	F
	09/29/2026	222	A	M
	09/29/2026	222	D	M
	09/29/2026	99	D	F
	09/30/2026	749	A	M
	09/30/2026	749	D	M
	09/30/2026	329	D	F
	10/03/2026	1,327	A	A
	10/03/2026	4,675	A	A
William J. Hornbuckle	08/03/2026	249	A	A
	10/03/2026	1,662	A	A
Robert A. Katz	06/04/2025	6,144	A	A
	06/04/2025	25,086	A	A
	09/27/2025	1,148	A	M
	09/27/2025	331	D	F
	09/27/2025	1,148	D	M
	09/29/2025	897	A	M
	09/29/2025	363	D	F
	09/29/2025	889	A	M
	09/29/2025	389	D	F
	09/29/2025	897	D	M
	09/29/2025	889	D	M
	09/30/2025	11,305	A	A
	09/30/2025	50,899	A	A
	03/16/2026	37,500	A	P
	06/04/2026	2,048	A	M
	06/04/2026	589	D	F
	06/04/2026	2,048	D	M
	09/27/2026	1,148	A	M
	09/27/2026	1,148	D	M
	09/27/2026	336	D	F
	09/29/2026	890	A	M
	09/29/2026	890	D	M
	09/29/2026	391	D	F
	09/30/2026	3,768	A	M
	09/30/2026	3,768	D	M
	09/30/2026	1,649	D	F
	10/03/2026	12,426	A	A
	10/03/2026	48,861	A	A

135

APPENDIX C	Table of Contents

Name	Transaction Date	Number of Shares	Acquisition (A) / Disposition (D) Code	Transaction Code*
Iris Knobloch	02/02/2025	678	A	M
	02/02/2025	678	D	M
	09/27/2025	1,281	A	M
	09/27/2025	52	D	F
	09/27/2025	1,281	D	M
	09/30/2025	1,563	A	A
	09/30/2026	1,563	A	M
	09/30/2026	1,563	D	M
	09/30/2026	88	D	F
	10/03/2026	1,662	A	A
Angela A. Korch	02/01/2025	408	A	M
	02/01/2025	133	D	F
	02/01/2025	473	A	M
	02/01/2025	164	D	F
	02/01/2025	408	D	M
	02/01/2025	473	D	M
	03/13/2025	185	A	P
	06/20/2025	200	A	P
	09/27/2025	1,543	A	M
	09/27/2025	676	D	F
	09/27/2025	1,543	D	M
	09/29/2025	1,195	A	M
	09/29/2025	523	D	F
	09/29/2025	1,195	D	M
	09/30/2025	5,867	A	A
	09/30/2025	23,341	A	A
	10/07/2025	210	A	P
	02/01/2026	408	A	M
	02/01/2026	202	D	F
	02/01/2026	473	A	M
	02/01/2026	235	D	F
	02/01/2026	408	D	M
	02/01/2026	473	D	M
	03/16/2026	190	A	P
	09/27/2026	1,544	A	M
	09/27/2026	1,544	D	M
	09/27/2026	682	D	F
	09/29/2026	1,196	A	M
	09/29/2026	1,196	D	M
	09/29/2026	524	D	F
	09/30/2026	1,955	A	M
	09/30/2026	1,955	D	M
	09/30/2026	856	D	F
	10/03/2026	7,454	A	A
	10/03/2026	26,262	A	A

136

Table of Contents	APPENDIX C

Name	Transaction Date	Number of Shares	Acquisition (A) / Disposition (D) Code	Transaction Code*
Lynanne Kunkel	09/27/2025	1,333	A	M
	09/27/2025	384	D	F
	09/27/2025	1,333	D	M
	09/29/2025	1,031	A	M
	09/29/2025	297	D	F
	09/29/2025	1,023	A	M
	09/29/2025	295	D	F
	09/29/2025	1,031	D	M
	09/29/2025	1,023	D	M
	09/30/2025	5,068	A	A
	09/30/2025	20,164	A	A
	09/27/2026	1,334	A	M
	09/27/2026	1,334	D	M
	09/27/2026	390	D	F
	09/29/2026	1,023	A	M
	09/29/2026	1,023	D	M
	09/29/2026	295	D	F
	09/30/2026	1,689	A	M
	09/30/2026	1,689	D	M
	09/30/2026	486	D	F
	10/03/2026	6,375	A	A
	10/03/2026	22,461	A	A
Nadia N. Rawlinson	09/27/2025	1,281	A	M
	09/27/2025	1,281	D	M
	09/30/2025	1,563	A	A
	09/30/2026	1,563	A	M
	09/30/2026	1,563	D	M
	10/03/2026	1,662	A	A
William C. Rock	06/09/2025	2,112	A	M
	06/09/2025	1,650	D	F
	06/09/2025	2,112	D	M
	09/27/2025	1,144	A	M
	09/27/2025	329	D	F
	09/27/2025	1,144	D	M
	09/29/2025	448	A	M
	09/29/2025	129	D	F
	09/29/2025	839	A	M
	09/29/2025	242	D	F
	09/29/2025	448	D	M
	09/29/2025	839	D	M
	09/30/2025	4,349	A	A
	09/30/2025	17,305	A	A
	09/27/2026	1,144	A	M
	09/27/2026	1,144	D	M
	09/27/2026	334	D	F
	09/29/2026	839	A	M
	09/29/2026	839	D	M
	09/29/2026	243	D	F
	09/30/2026	1,449	A	M
	09/30/2026	1,449	D	M
	09/30/2026	417	D	F
	10/03/2026	4,781	A	A
	10/03/2026	16,844	A	A

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APPENDIX C	Table of Contents

Name	Transaction Date	Number of Shares	Acquisition (A) / Disposition (D) Code	Transaction Code*
Michele Romanow	09/27/2025	1,281	A	M
	09/27/2025	45	D	F
	09/27/2025	1,281	D	M
	09/30/2025	1,563	A	A
	09/30/2026	1,563	A	M
	09/30/2026	1,563	D	M
	09/30/2026	77	D	F
	10/03/2026	1,662	A	A
Hilary A. Schneider	09/27/2025	1,281	A	M
	09/27/2025	1,281	D	M
	09/30/2025	1,563	A	A
	09/30/2026	1,563	A	M
	09/30/2026	1,563	D	M
	10/03/2026	1,662	A	A
D. Bruce Sewell	09/27/2025	1,281	A	M
	09/27/2025	1,281	D	M
	09/30/2025	1,563	A	A
	09/30/2026	1,563	A	M
	09/30/2026	1,563	D	M
	10/03/2026	1,662	A	A
Gregory J. Sullivan	09/27/2025	695	A	M
	09/27/2025	695	D	M
	09/29/2025	371	A	M
	09/29/2025	368	A	M
	09/29/2025	371	D	M
	09/29/2025	368	D	M
	09/30/2025	2,642	A	A
	09/30/2025	10,514	A	A
	09/27/2026	695	A	M
	09/27/2026	695	D	M
	09/27/2026	308	D	F
	09/29/2026	368	A	M
	09/29/2026	368	D	M
	09/29/2026	163	D	F
	09/30/2026	880	A	M
	09/30/2026	880	D	M
	09/30/2026	386	D	F
	10/03/2026	2,904	A	A
	10/03/2026	10,234	A	A
Peter A. Vaughn	12/16/2024	922	D	S
	12/16/2024	78	D	S
	09/27/2025	1,281	A	M
	09/27/2025	1,281	D	M
	09/30/2025	1,563	A	A
	10/06/2025	70	D	G
	09/30/2026	1,563	A	M
	09/30/2026	1,563	D	M
	10/03/2026	1,662	A	A
Connie Wang	11/01/2025	698	A	A
	10/03/2026	553	A	A
Transaction Codes
P: Open market or private purchase of securities
S: Open market or private sale of securities

138

Table of Contents	APPENDIX C
A: Grant, award, or other acquisition of securities from the Company
F: Payment of exercise price or tax liability by delivering or withholding securities
M: Exercise or conversion of derivative security
G: Bona fide gift

Miscellaneous Information Regarding Participants
Except as described in this Appendix C or in the proxy statement, neither any Participant nor any of their respective associates (together, the "Participant Associates") is either a party to any transaction or series of transactions since the beginning of the Company's last fiscal year or has knowledge of any current proposed transaction or series of proposed transactions (i) to which the Company or any of its subsidiaries was or is to be a participant, (ii) in which the amount involved exceeds $120,000, and (iii) in which any Participant or Participant Associate had, or will have, a direct or indirect material interest. Furthermore, except as described in this Appendix C or in the proxy statement, (i) no Participant or Participant Associate, directly or indirectly, beneficially owns any securities of the Company or any securities of any subsidiary of the Company, and (ii) no Participant owns any securities of the Company of record but not beneficially.
Except as described in this Appendix C or in the proxy statement, no Participant or Participant Associate has entered into any agreement or understanding with any person with respect to any future employment by the Company or any of its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party.
Except as described in this Appendix C or in the proxy statement, no Participant is, or was within the past year, a party to any contract, arrangement, or understanding with any person with respect to any securities of the Company, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.
Except as described in this Appendix C or in the proxy statement, no Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

139

WHITE UNIVERSAL PROXY CARD

VAIL RESORTS

VAIL RESORTS, INC.
C/O FIRST COAST RESULTS, INC.
SUITE 112
200 BUSINESS PARK CIRCLE
SAINT AUGUSTINE, FL 32095

SCAN TO
VIEW MATERIALS & VOTE

Vote 24 Hours a Day, 7 Days a Week by Internet or Mail.

Have your WHITE proxy card in hand when voting by Internet and follow the instructions below.

VOTE BY INTERNET - Access www.ProxyVote.com and enter the control number indicated on your WHITE proxy card or scan the QR Barcode above. Use the Internet to transmit your voting instructions. VOTING INSTRUCTIONS SUBMITTED BY INTERNET MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON DECEMBER 13, 2026.

VOTE BY MAIL - Mark, sign and date your WHITE proxy card and return the entire card in the envelope provided, or if you have misplaced the envelope, mail to the return address shown in the upper left of this card.

X

T05192-P59254

THIS WHITE PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VAIL RESORTS, INC.

1. To elect nine (9) director nominees to the Board. **You may mark "FOR" with respect to up to only nine (9) nominees in total. If you mark "FOR" with respect to fewer than nine (9) nominees, your shares will be voted "FOR" only those nominees you have so marked. If you mark "FOR" with respect to more than nine (9) nominees, your vote on Proposal 1 regarding the election of directors will be invalid and will not be counted. If you sign and return your proxy card and do not specify how you want your shares to be voted, your shares will be voted "FOR" each of the nine (9) Company Nominees only.**

Company Nominees RECOMMENDED by the Board:	For	Withhold
1a. Reginald A. Chambers	☐	☐
1b. William J. Hornbuckle	☐	☐
1c. Robert A. Katz	☐	☐
1d. Iris Knobloch	☐	☐
1e. Nadia N. Rawlinson	☐	☐
1f. Michele Romanow	☐	☐
1g. Hilary A. Schneider	☐	☐
1h. D. Bruce Sewell	☐	☐
1i. Peter A. Vaughn	☐	☐
Oasis Nominees OPPOSED by the Board:	**For**	**Withhold**
1j. Robert A. Chapek	☐	☐
1k. M. Ashton Hudson	☐	☐
Meyer Nominee OPPOSED by the Board:	**For**	**Withhold**
1l. Gregory S. Meyer	☐	☐

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSALS 2, 3 AND 4.	For	Against	Abstain
2. Ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2027.	☐	☐	☐
3. Advisory vote to approve executive compensation.	☐	☐	☐
4. Vote to approve an amendment to the Vail Resorts, Inc. 2024 Omnibus Incentive Plan.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer. Please date the proxy card.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [PLEASE SIGN WITHIN BOX] Date

VAIL RESORTS, INC.
ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 14, 2026
9:00 a.m., Mountain Time

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement, and Annual Report on Form 10-K are available at www.proxyvote.com.

T05193-P59254

WHITE UNIVERSAL PROXY CARD

VAIL RESORTS, INC.
2026 ANNUAL MEETING OF STOCKHOLDERS
THIS WHITE PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This proxy is solicited on behalf of the Board of Directors of Vail Resorts, Inc. ("Vail" or the "Company") for the Annual Meeting of Stockholders to be held virtually on December 14, 2026, at 9:00 a.m. Mountain Time (together with any postponement, adjournment or other delay thereof, the "Annual Meeting").

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE NINE (9) COMPANY NOMINEES RECOMMENDED BY VAIL'S BOARD OF DIRECTORS (THE "BOARD") IN PROPOSAL 1, "FOR" PROPOSALS 2, 3 AND 4 AND OTHERWISE ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

By signing this proxy, the undersigned revokes all proxies heretofore given by the undersigned and appoints each of Robert A. Katz and Julie A. DeCecco as proxies, with full power of substitution, to vote all of the shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting on the matters on the reverse side of this card and any other matters that may properly come before the Annual Meeting with all powers which the undersigned would possess if present at the Annual Meeting.

YOUR VOTE IS VERY IMPORTANT - PLEASE SUBMIT YOUR PROXY TODAY

Continued and to be signed on reverse side